AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 2004.
                        Securities Act File No. 033-38074
                       Investment Company Act No. 811-6260

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
        -----------------------------------------------------------------

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|
                       Post Effective Amendment No. |32|
                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                            COMPANY ACT OF 1940 |X|
                       Post Effective Amendment No. |30|

                        (Check appropriate box or boxes)
                  ---------------------------------------------

                             QUAKER INVESTMENT TRUST
                        1288 Valley Forge Road, Suite 71
                               Post Office Box 987
                             Valley Forge, PA 19482
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number; including Area Code: 1-800-220-8888

                          Copies of Communications to:

                                 Alan R. Gedrich

                            2600 One Commerce Square
                             Philadelphia, PA 19103

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                  --------------------------------------------
                As soon as practicable following effective date.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

|X| immediately upon filing pursuant to paragraph (b)
|X| on [date] pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(1)
|_| on (date) pursuant to paragraph (a)(3)
|_| 75 days after filing pursuant to paragraph (a)(2)
|_| on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

|_| THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
    PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

               (Name and Address of Agent for Service of Process)
                                 Kevin J. Mailey
                             Quaker Investment Trust
                         1288 Valley Forge Rd., Suite 71

                             Valley Forge, PA 19482

                                  610-917-9196

[GRAPHIC OMITTED]
                                          Prospectus o October 28, 2004

                                          GROWTH FUNDS

                                          Quaker Strategic Growth Fund
                                          Quaker Core Equity Fund
                                          Quaker Small-Cap Growth Fund
                                          Quaker Capital Opportunities Fund
                                          Quaker Biotech Pharma-Healthcare Fund

                                          BLENDED FUNDS

                                          Quaker Small-Cap Trend Fund

                                          VALUE FUNDS

                                          Quaker Mid-Cap Value Fund
                                          Quaker Small-Cap Value Fund
                                          Geewax Terker Core Value Fund

                                          FIXED INCOME FUNDS

                                          Quaker Fixed Income Fund
[LOGO]
the                                       As is the case with all mutual
Quaker(R) Funds                           funds, the Securities and Exchange
   www.quakerfunds.com                    Commission has not approved or
                                          disapproved these securities or
                                          determined if this Prospectus is
                                          truthful or complete. Any
                                          representation to the contrary is a
                                          crime.

                                                                      PROSPECTUS

                                                                October 28, 2004

                         The Quaker(R) Investment Trust

                         1288 Vally Forge Road, Suite 71
                                  P.O. Box 987
                             Vally Forge, PA 19482

YOUR GUIDE
TO THE PROSPECTUS

This Prospectus is designed to help you make an informed decision about whether investing in the Quaker(R) Funds is appropriate for you. Please read it carefully before investing and keep it on file for future reference.

To make this Prospectus easy for you to read and understand, we have divided it into four sections. Each section is organized to help you quickly identify the information you are looking for.

The first section, ABOUT OUR FUNDS, describes each Fund's investment objective, investment strategies and policies, risks, and the likely costs of investing in that Fund. In particular, this section tells you four important things about each Fund you should know before you invest:

o     Each Fund's investment objective - what each Fund is trying to achieve.

o Each Fund's principal investment strategies - how each Fund tries to meet its investment objective.

o The investment selection process used by each Fund - how each Fund chooses its primary investments.

o Risks you should be aware of - the principal risks of investing in each Fund.

The other three sections of the Prospectus--WHO MANAGES OUR FUNDS, HOW TO BUY AND SELL SHARES, and FINANCIAL HIGHLIGHTS--provide you with detailed information about how each Fund is managed, the services and privileges that are available to you, how shares are priced, how to buy and sell shares, and other meaningful information about our Funds.

TABLE OF CONTENTS

ABOUT OUR FUNDS                                                         2
--------------------------------------------------------------------------

GROWTH FUNDS

Quaker Strategic Growth Fund                                            2
Quaker Core Equity Fund                                                 5
Quaker Small-Cap Growth Fund                                            8
Quaker Capital Opportunities Fund                                      11
Quaker Biotech Pharma-Healthcare Fund                                  15

BLENDED FUND
Quaker Small-Cap Trend Fund                                            19

VALUE FUNDS
Quaker Mid-Cap Value Fund                                              22
Quaker Small-Cap Value Fund                                            25
Geewax Terker Core Value Fund                                          28

FIXED INCOME FUND
Quaker Fixed Income Fund                                               31

ADDITIONAL INVESTMENT INFORMATION                                      34
--------------------------------------------------------------------------

WHO MANAGES OUR FUNDS                                                  37
--------------------------------------------------------------------------

The Fund Manager                                                       37
--------------------------------------------------------------------------

The Sub-Advisers                                                       38
--------------------------------------------------------------------------

HOW TO BUY AND SELL SHARES                                             41
--------------------------------------------------------------------------

Dividends And Distributions                                            50
--------------------------------------------------------------------------

Tax Considerations                                                     51
--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                   53
--------------------------------------------------------------------------

PRIVACY NOTICE                                                         63
--------------------------------------------------------------------------

HOW TO GET MORE INFORMATION                                    Back Cover
--------------------------------------------------------------------------

ABOUT OUR FUNDS

GROWTH FUNDS

QUAKER STRATEGIC GROWTH FUND*

*FORMERLY KNOWN AS THE QUAKER AGGRESSIVE GROWTH FUND

--------------------------------------------------------------------------------
THE FUND'S INVESTMENT OBJECTIVE:
--------------------------------------------------------------------------------

Long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund's investment objective.

--------------------------------------------------------------------------------
THE FUND'S PRINCIPAL INVESTMENT STRATEGIES:
--------------------------------------------------------------------------------

o Normally investing at least 65% of the Fund's total assets in US common stocks; investing in common stocks of companies without regard to market capitalizations;

o Investing its assets in equity securities of companies which the Fund's Adviser believes show a high probability for superior growth;

o Investing up to 25% of its total assets in "special situation" securities when the Fund's Adviser believes such investments will benefit the Fund. A special situation arises when, in the Adviser's opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company. Such situations include but are not limited to: spin-offs, corporate restructurings, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies;

o Employing an aggressive strategy of portfolio trading to respond to changes in the marketplace;

o Assuming defensive positions where the portfolio contains a large percentage of cash and cash equivalents to protect shareholder capital under adverse market conditions;

o Seeking a balance between investments in "special situation" investments and investments in large- to mid-capitalization equities (in excess of $3 billion in market capitalization) with high or accelerating profitability; and

o Utilizing a strategy of short selling securities to reduce volatility and enhance potential investment gain. The Fund limits short sales to not more than 25% of the Fund's total assets. The Fund may engage in two types of short sales. Securities may be sold "against the box" or outright. A short sale "against the box" means that securities the Fund already owns are sold, but not delivered. Instead, these securities are segregated and pledged against the short position. When the short sale is closed out, the securities owned are released. Outright short selling involves the sale of securities not presently owned by the Fund. If the Fund does not purchase that security on the same day as the sale, the security must be borrowed. At the time an outright short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender. Any gain or loss on the transaction is taxable as a short-term capital gain or loss.

--------------------------------------------------------------------------------
THE PRINCIPAL RISKS OF INVESTING IN THE FUND:
--------------------------------------------------------------------------------

o GENERAL RISKS: You could lose money investing in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund's investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

o COMMON STOCK RISKS: The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

o SHORT SELLING RISKS: The Fund engages in short selling, which involves special risks and requires special investment expertise. When a Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price. If the price of the security increases instead, the Fund loses money. Further, during the time when the Fund is short the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund.

o SPECIAL SITUATION RISKS: The Fund invests in "special situations." Special situations often involve much greater risk than is found in the normal course of investing. Liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies may not have the effect on a company's price that the Fund's Adviser expects, which could negatively impact the Fund. To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors) or unless the aggregate value of such investments is not greater than 25% of the Fund's total net assets (valued at the time of investment).

o GROWTH RISKS: The Fund invests in companies that appear to be growth-oriented companies. If the Fund's perceptions of a company's growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund's return.

o PORTFOLIO TURNOVER RISK: The Fund's portfolio manager may engage in aggressive portfolio trading. As a result, the Fund could experience higher than average portfolio turnover, resulting in the realization of gains and losses which could have negative tax consequences to Fund shareholders.

o DEFENSIVE POSITION RISK: The Fund's portfolio manager may seek to protect shareholder capital by assuming defensive positions where the Fund's portfolio is comprised mainly of cash and cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and table set out below help show the returns and risks of investing in Class A shares of the Fund.(1) They show changes in the Fund's yearly performance over the lifetime of the Fund. They also compare the Fund's performance during each period to the performance of the Fund's benchmark, a broad-based securities market index. You should be aware that the Fund's past performance may not be an indication of how the Fund will perform in the future.

QUAKER STRATEGIC GROWTH FUND CLASS A
Annual Returns For Periods Ending December 31,

[The following table was depicted as a bar graph in the printed material.]

1997    20.32%
1998    30.16%
1999    96.98%
2000    15.48%
2001   -13.12%
2002   -22.41%
2003    30.76%

Best Quarter     4th Quarter,1999   35.82%
Worst Quarter    2nd Quarter,2002   -6.69%

THE FUND'S CUMULATIVE YEAR-TO-DATE RETURN THROUGH JUNE 30, 2004 WAS 6.37%

(1) The Fund's shareholders approved the conversion of the Fund's No-Load Share Class to Class A shares on June 23, 2000. The returns shown above reflect the performance of the former No-Load Class for periods ending before June 23, 2000, and Class A shares thereafter. Since all the Fund's share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges. Sales loads are not reflected in the performance table. If they were, returns would be lower.

QUAKER STRATEGIC GROWTH FUND

Average Annual Total Returns

For Periods Ending On December 31, 2003(1)

Portfolio Returns                                             1 Year(2)    5 Year      Inception(3)
---------------------------------------------------------------------------------------------------
Class A Return Before Taxes(4)                                  23.57%      16.47%        19.17%
Class A Return After Taxes on Distributions(5)                  23.57%      12.93%        15.23%
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(5)                                                     14.47%      11.76%        13.96%
Class B Return Before Taxes(4)                                  23.27%        N/A         -2.07%
Class C Return Before Taxes(4)                                  28.49%        N/A         -1.21%
Institutional Class Return Before Taxes                         31.02%        N/A         -0.66%
S&P 500(R) Total Return Index(6) (reflects no deduction for
  fees, expenses, or taxes)                                     28.68%      -0.57%         7.16%
---------------------------------------------------------------------------------------------------

(1) The "after-tax returns" shown below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects.
(2) The 1-year return after taxes on distribution and sale of fund shares may at times be higher than the 1-year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.
(3)   The Fund commenced operations on November 25, 1996.
(4) Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains.
(5) "After-tax" returns are shown for only one class and after tax returns for other classes will vary.
(6) The S&P 500(R) Total Return Index is a widely recognized, unmanaged index of the approximately 500 largest companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

COSTS OF INVESTING IN THE FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund's daily share price.

SHAREHOLDER FEES:
(Fees paid directly from your investment)                               Class A(1)   Class B(2)  Class C(2)  Class I(3)
-----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
  offering price)                                                          5.50%       NONE        NONE        NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the original
  purchase price or redemption proceeds, whichever is lower)               NONE        5.00%       1.00%       NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends And other
  Distributions                                                            NONE        NONE        NONE        NONE
Redemption Fees(4) (as a percentage of amount redeemed)                    NONE        NONE        NONE        NONE
Exchange Fees                                                              NONE        NONE        NONE        NONE
-----------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(5)
(Expenses that are deducted from Fund Assets)
--------------------------------------------------------------------------------

Type of Fee                               Class A    Class B   Class C   Class I
-----------                               -------    -------   -------   -------
Management Fees(6)                         1.30%      1.30%      1.30%    1.30%
Distribution & Servicing (12b-1) Fees(7)   0.25%      1.00%      1.00%    0.00%
Other Expenses(8)                          0.61%      0.61%      0.61%    0.61%
                                           -----      -----      -----    -----
Total Annual Fund Operating Expenses       2.16%      2.91%      2.91%    1.91%
                                           =====      =====      =====    =====

(1) Class A Shares of the Fund are subject to a maximum front-end sales charge of 5.50%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.
(2) Class B Shares of the Fund are subject to a maximum contingent deferred sales charge ("CDSC") of 5.00%. The CDSC declines to zero over an average of seven years. Class C shares are subject to a CDSC of 1.00% for thirteen months after purchase. Please see "Class B Shares" and "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.
(3) Institutional Class Shares are subject to a minimum initial investment of $1 million. Please see "Institutional Class Shares" in the "HOW TO BUY AND SELL SHARES" section in this prospectus.
(4) The Fund's Custodian may charge a fee (currently, $25) on amounts redeemed and sent to you by wire transfer.
(5) Annual fund operating expenses reflect actual expenses for the Fund's fiscal year ended June 30, 2004.
(6) Management fees include a fee of 1.30% for investment advisory services to the Fund Adviser, Quaker Funds, Inc., of which a fee of 0.75% is paid by Quaker Funds, Inc. to the Fund's Sub-Adviser, DG Capital Management, Inc.
(7) The Fund's Board of Directors has adopted a Distribution and Shareholder Servicing Plan under Rule 12b-1 of the Investment Company Act of 1940 ("1940 Act") for each Share Class except for Institutional Class Shares. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(8) Other Expenses include fees paid to the Fund's transfer agent, administrator, and other service providers.

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs for each share class would be:

If you redeem your shares at the end of the period, your costs would be:

Shareholder Transaction Expenses
--------------------------------------------------------------------------------

                       One Year   Three Years   Five Years  Ten Years
                       --------   -----------   ----------  ---------
Class A                  $757       $1,189        $1,646     $ 2,906
Class B(1)               $794       $1,201        $1,733     $ 2,973(2)
Class C(1)               $394       $  901        $1,533     $ 3,233
Institutional Class      $194       $  600        $1,032     $ 2,233
--------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

Shareholder Transaction Expenses
--------------------------------------------------------------------------------
                       One Year   Three Years   Five Years  Ten Years
                       --------   -----------   ----------  ---------
Class A                  $757        $1,189       $1,646     $ 2,906
Class B(1)               $294        $  901       $1,533     $ 2,973(2)
Class C(1)               $294        $  901       $1,533     $ 3,233
Institutional Class      $194        $  600       $1,032     $ 2,233
--------------------------------------------------------------------------------

(1)   Assumes CDSC does not apply.
(2) Class B shares automatically convert to Class A shares once the economic equivalent of a 5.00% sales charge is recovered by the Fund for each investment account which normally occurs 7 years after purchase; therefore, this amount assumes conversion of Class B Shares to Class A shares after 7 years lowering your annual expenses from that time on.

QUAKER CORE EQUITY FUND

--------------------------------------------------------------------------------
THE FUND'S INVESTMENT OBJECTIVE:
--------------------------------------------------------------------------------

Long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund's investment objective.

--------------------------------------------------------------------------------
THE FUND'S PRINCIPAL INVESTMENT STRATEGIES:
--------------------------------------------------------------------------------

o Normally investing at least 80% of the Fund's total assets in US common stocks of companies with large market capitalizations (over $6 billion);

o     Holding from 60 to 200 stocks in the Fund's investment portfolio;

o Maintaining an investment portfolio that has, on average, a higher price/earnings ratio and lower yield than the Russell 1000(R) Growth Index;

o Investing in companies with strong fundamentals, increasing sales and earnings, a conservative balance sheet and reasonable expectations of continuing earnings increases; and

o     Reducing capital gains taxes by controlling portfolio turnover.

--------------------------------------------------------------------------------
THE PRINCIPAL RISKS OF INVESTING IN THE FUND:
--------------------------------------------------------------------------------

o GENERAL RISKS: You could lose money investing in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund's investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

o COMMON STOCK RISKS: The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

o GROWTH RISKS: The Fund invests in companies that appear to be growth-oriented companies. If the Fund's perceptions of a company's growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund's return.
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and table set out below help show the returns and risks of investing in Class A shares of the Fund. They show changes in the Fund's yearly performance over the lifetime of the Fund. They also compare the Fund's performance during each period to the performance of the Fund's benchmark. You should be aware that the Fund's past performance may not be an indication of how the Fund will perform in the future.

QUAKER CORE EQUITY FUND CLASS A
Annual Returns For Periods Ending December 31,

[The following table was depicted as a bar graph in the printed material.]

1997  29.63%
1998  32.51%
1999  30.62%
2000 -28.12%
2001 -26.03%
2002 -25.57%
2003  27.65%

Best Quarter   4th Quarter, 1998   35.71%
Worst Quarter  4th Quarter, 2000  -23.26%

THE FUND'S CUMULATIVE YEAR-TO-DATE TOTAL RETURN THROUGH JUNE 30, 2004 WAS 4.61%.

(1) The Fund's shareholders approved the conversion of the Fund's No-Load Share Class to Class A shares on June 23, 2000. The returns shown above reflect the performance of the former No-Load Class for periods ending before June 23, 2000, and Class A shares thereafter. Since all the Fund's share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges. Sales loads are not reflected in the performance table. If they were, returns would be less than those shown.

Average Annual Total Returns
For Periods Ending On December 31, 2003(1)

Portfolio Returns                                        One Year(2)   Five Year   Inception(3)
-----------------------------------------------------------------------------------------------
Class A Return Before Taxes(4)                             20.63%       -7.98%         1.49%
Class A Return After Taxes on Distributions(5)             20.63%       -8.30%         1.19%
Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                              12.67%       -6.12%         1.22%
Class B Return Before Taxes(4)                             20.31%          N/A       -14.27%
Class C Return Before Taxes(4)                             25.42%          N/A       -15.99%
Institutional Class Return Before Taxes                    27.90%          N/A       -17.21%
Russell 1000(R) Growth Index(6) (reflects no
  deduction for fees, expenses, or taxes)                  29.75%       -5.11%         4.50%
-----------------------------------------------------------------------------------------------

(1) The "after-tax returns" shown below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects.
(2) The 1-year return after taxes on distribution and sale of fund shares may from time to time be higher than the 1-year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.
(3)   The Fund commenced operations on November 25, 1996.
(4) Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains.
(5) "After-tax" returns are shown for only one class and after tax returns for other classes will vary.
(6) Russell 1000(R) Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

COSTS OF INVESTING IN THE FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund's daily share price.

SHAREHOLDER FEES:

(Fees paid directly from your investment)                                    Class A(1)   Class B(2)  Class C(2)  Class I(3)
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
  offering price)                                                              5.50%        NONE         NONE        NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the original
  purchase price or redemption proceeds, whichever is lower)                   NONE         5.00%        1.00%       NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends And other
  Distributions                                                                NONE         NONE         NONE        NONE
Redemption Fees(4) (as a percentage of amount redeemed)                        NONE         NONE         NONE        NONE
Exchange Fees                                                                  NONE         NONE         NONE        NONE
----------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund Assets)(5)
---------------------------------------------------------------------------------------------------------------------------
Type of Fee                                   Class A       Class B          Class C      Institutional
-----------                                   -------       -------          -------      -------------
Management Fees(6)                             1.05%         1.05%            1.05%           1.05%
Distribution & Servicing (12b-1) Fees(7)       0.25%         1.00%            1.00%           0.00%
Other Expenses(8)                              0.80%         0.80%            0.80%           0.80%
                                               ----          ----             ----            ----
Total Annual Fund Operating Expenses           2.10%         2.85%            2.85%           1.85%
                                               ====          ====             ====            ====

(1) Class A Shares of the Fund are subject to a maximum front-end sales charge of 5.50%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.
(2) Class B Shares of the Fund are subject to a maximum contingent deferred sales charge ("CDSC") of 5.00%. The CDSC declines to zero over an average of seven years. Class C shares are subject to a CDSC of 1.00% for thirteen months after purchase. Please see "Class B Shares" and "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.
(3) Institutional Class Shares are subject to a minimum initial investment of $1 million. Please see "Institutional Class Shares" in the "HOW TO BUY AND SELL SHARES" section in this prospectus
(4) The Fund's Custodian may charge a fee (currently $25) on amounts redeemed and sent to you by wire transfer.
(5) Annual fund operating expenses reflect actual expenses for the Fund's fiscal year ended June 30, 2004.
(6) Management fees include a fee of 1.05% for investment advisory services to the Fund Manager, Quaker Funds, Inc., of which a fee of 0.75% is paid by Quaker Funds, Inc. to the Fund's Sub-Adviser, Geewax, Terker & Co.
(7) The Fund's Board of Directors has adopted a Distribution and Shareholder Servicing Plan under Rule 12b-1 of the 1940 Act for each Share Class except for Institutional Class Shares. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(8) Other Expenses include fees paid to the Fund's transfer agent, administrator, and other service providers.

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs for each share class would be:

If you redeem your shares at the end of the period, your costs would be:

Shareholder Transaction Expenses
--------------------------------------------------------------------------------
                        One Year   Three Years   Five Years  Ten Years
                        --------   -----------   ----------  ---------

Class A                   $751        $1,172       $1,617      $2,847
Class B(1)                $788        $1,183       $1,704      $2,915(2)
Class C(1)                $388        $  883       $1,504      $3,176
Institutional Class       $188        $  582       $1,001      $2,169
--------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

Shareholder Transaction Expenses
--------------------------------------------------------------------------------
                        One Year   Three Years   Five Years  Ten Years
                        --------   -----------   ----------  ---------

Class A                  $751        $1,172        $1,617      $2,847
Class B(1)               $288        $  883        $1,504      $2,915(2)
Class C(1)               $288        $  883        $1,504      $3,176
Institutional Class      $188        $  582        $1,001      $2,169
--------------------------------------------------------------------------------

(1)   Assumes CDSC does not apply.
(2) Class B shares automatically convert to Class A shares once the economic equivalent of a 5.00% sales charge is recovered by the Fund for each investment account which normally occurs 7 years after purchase; therefore, this amount assumes conversion of Class B shares to Class A shares after 7 years, lowering your annual expenses from that time on.

QUAKER SMALL-CAP GROWTH FUND

--------------------------------------------------------------------------------
THE FUND'S INVESTMENT OBJECTIVE:
--------------------------------------------------------------------------------

Long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund's investment objective.

--------------------------------------------------------------------------------
THE FUND'S PRINCIPAL INVESTMENT STRATEGIES:
--------------------------------------------------------------------------------

o Normally investing at least 80% of the Fund's total assets in US common stocks with market capitalizations within the range of companies included in the Russell 2000(R) Growth Index (currently less than $1.5 billion);

o Investing in a portfolio of securities which includes a broadly diversified number of U.S. equity securities which the Fund's Sub-Adviser believes show a high probability of superior prospects for above average growth. The Sub-Adviser chooses these securities using a "bottoms up" approach of extensively analyzing the financial, management and overall economic conditions of each potential investment.

--------------------------------------------------------------------------------
THE PRINCIPAL RISKS OF INVESTING IN THE FUND:
--------------------------------------------------------------------------------

o GENERAL RISKS: You could lose money investing in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund's investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

o COMMON STOCKS RISKS: The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

o GROWTH RISKS: The Fund invests in companies that appear to be growth-oriented companies. If the Fund's perceptions of a company's growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund's return.

o SMALL-CAP STOCK RISKS: The Fund invests in companies with small market capitalizations (generally less than $1.5 billion). Because these companies are relatively small compared to large-cap companies, may be engaged in business mostly within their own geographic region and may be less well known to the investment community, they can have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result, their stock prices have greater volatility than large company securities.

--------------------------------------------------------------------------------
HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and table set out below help show the returns and risks of investing in Class A shares of the Fund(1). They show changes in the Fund's yearly performance over the lifetime of the Fund. They also compare the Fund's performance during each period to the performance of the Fund's benchmark. You should be aware that the Fund's past performance may not be an indication of how the Fund will perform in the future.

QUAKER SMALL-CAP GROWTH FUND CLASS A
Annual Returns For Periods Ending December 31,

[The following table was depicted as a bar graph in the printed material.]

2002  -25.96%
2003   31.33%

Best Quarter    2nd Quarter, 2003    14.31%
Worst Quarter   3rd Quarter, 2002   -18.94%

THE FUND'S CUMULATIVE YEAR-TO-DATE TOTAL RETURN THROUGH JUNE 30, 2004 WAS 5.93%.

Average Annual Total Returns
For Periods Ending On December 31, 2003(1)

Portfolio Returns                                                 One Year(2)   Inception(3)
--------------------------------------------------------------------------------------------
Class A Return Before Taxes(4)                                      24.11%        -5.00%
Class A Return After Taxes on Distributions(5)                      24.11%        -5.00%
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(5)                                                         14.80%        -3.97%
Class B Return Before Taxes(4)                                      23.75%        -1.26%
Class C Return Before Taxes(4)                                      29.14%        -2.80%
Institutional Class Return Before Taxes                             31.85%        -5.59%
Russell 2000(R) Growth Index(6) (reflects no deduction for fees,
  expenses, or taxes)                                               48.54%        -8.05%
----------------------------------------------------------------------------------------

(1) The "after-tax" returns shown below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects.
(2) The 1-year return after taxes on distribution and sale of fund shares may from time to time be higher than the 1-year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.
(3)   The Fund commenced operations on September 18, 2000.
(4) Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains.
(5) "After-tax" returns are shown for only one class and after tax returns for other classes will vary.
(6) The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

COSTS OF INVESTING IN THE FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund's daily share price.

SHAREHOLDER FEES:

(Fees paid directly from your investment)                                    Class A(1)  Class B(2)  Class C(2)  Class I(3)
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
  offering price)                                                             5.50%       NONE         NONE        NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the original
  purchase price or redemption proceeds, whichever is lower).                 NONE        5.00%        1.00%       NONE
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends And other Distributions                                           NONE        NONE         NONE        NONE
Redemption Fees(4) (as a percentage of amount redeemed)                       NONE        NONE         NONE        NONE
Exchange Fees                                                                 NONE        NONE         NONE        NONE
--------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund Assets)(5)
--------------------------------------------------------------------------------

Type of Fee                                   Class A        Class B         Class C       Institutional
-----------                                   -------        -------         -------       -------------
Management Fees(6)                             1.05%          1.05%            1.05%            1.05%
Distribution & Servicing (12b-1) Fees(7)       0.25%          1.00%            1.00%            0.00%
Other Expenses(8)                              0.79%          0.79%            0.79%            0.79%
                                               ----           ----             ----             ----
Total Annual Fund Operating Expenses           2.09%          2.84%            2.84%            1.84%
                                               ====           ====             ====             ====

(1) Class A Shares of the Fund are subject to a maximum front-end sales charge of 5.50%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.
(2) Class B Shares of the Fund are subject to a maximum contingent deferred sales charge ("CDSC") of 5.00%. The CDSC declines to zero over an average of seven years. Class C shares are subject to a CDSC of 1.00% for thirteen months after purchase. Please see "Class B Shares" and "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.
(3) Institutional Class Shares are subject to a minimum initial investment of $1 million. Please see "Institutional Class Shares" in the HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.
(4) The Fund's Custodian may charge a fee (currently $25) on amounts redeemed and sent to you by wire transfer.
(5) Annual fund operating expenses reflect actual expenses for the Fund's fiscal year ended June 30, 2004.
(6) Management fees include a fee of 1.05% for investment advisory services to the Fund Manager, Quaker Funds, Inc., of which a fee of 0.75% is paid by Quaker Funds, Inc. to the Fund's Sub-Adviser, Geewax, Terker & Co.
(7) The Fund's Board of Directors has adopted a Distribution and Shareholder Servicing Plan under Rule 12b-1 of the 1940 Act for each Share Class except for Institutional Class Shares. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(8) Other Expenses include fees paid to the Fund's transfer agent, administrator, and other service providers.

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs for each share class would be:

If you redeem your shares at the end of the period, your costs would be:

Shareholder Transaction Expenses
--------------------------------------------------------------------------------
                           One Year  Three Years   Five Years    Ten Years
                           --------  -----------   ----------    ---------

Class A                      $750      $1,169        $1,612        $2,838
Class B(1)                   $787      $1,180        $1,699        $2,905(2)
Class C(1)                   $387      $  880        $1,499        $3,166
Institutional Class          $187      $  579        $  995        $2,159
--------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

Shareholder Transaction Expenses
--------------------------------------------------------------------------------

                           One Year  Three Years   Five Years   Ten Years
                           --------  -----------   ----------   ---------

Class A                      $750       $1,169       $1,612       $2,838
Class B(1)                   $287       $  880       $1,499       $2,905(2)
Class C(1)                   $287       $  880       $1,499       $3,166
Institutional Class          $187       $  579       $ 995        $2,159
--------------------------------------------------------------------------------

(1)   Assumes CDSC does not apply.
(2) Class B shares automatically convert to Class A shares once the economic equivalent of a 5.00% sales charge is recovered by the Fund for each investment account which normally occurs 7 years after purchase; therefore, this amount assumes conversion of Class B shares to A shares after 7 years, lowering your annual expenses from that time on.

QUAKER CAPITAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------
THE FUND'S INVESTMENT OBJECTIVE:
--------------------------------------------------------------------------------

Long-term capital growth. Current income is not a significant consideration and any such income realized will be considered incidental.

--------------------------------------------------------------------------------
THE FUND'S PRINCIPAL INVESTMENT STRATEGIES:
--------------------------------------------------------------------------------

o Normally invest at least 65% of the Fund's total assets in common stocks or securities convertible into common stocks;

o Invest the Fund's assets in stocks of companies without regard to market capitalizations;

o Invest the Fund's assets in a limited number of securities that the Sub-Adviser believes show a high probability for superior growth;

o Invest up to 25% of the Fund's assets in "special situation" securities when the Fund's Sub-Adviser believes such investments will help the Fund. Special situations include liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies.

o Invest a large portion of the Fund's assets (in excess of 25%) in stocks of companies in the same industry sector when the Sub-Adviser believes that industry sector has an above average prospect for achieving superior growth; and

o Reinvest the Fund's assets in different industry sectors as appropriate when the Sub-Adviser believes that an industry sector should be overweighted.

The Fund will generally invest for the long term, but may occasionally invest on a short-term basis when the Sub-Adviser believes that it will benefit the Fund.

Mutual funds generally emphasize either "growth" or "value" styles of investing. Growth funds invest in companies that exhibit faster-than-average growth in revenues and earnings. Value funds invest in companies that appear under-priced according to certain financial measurements of their intrinsic worth or business prospects, such as low price to earnings and and price to sales ratios. The Fund primarily invests in "growth" companies.

The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios. As a result, the Fund has the ability to take larger positions in a smaller number of securities than diversified portfolios.

Under adverse market conditions, when investment opportunities are limited, or in the event of exceptional redemption requests, the Fund may hold cash or cash-equivalents and may invest without limit in obligations of the U.S. Government and its agencies and in money market securities, including high-grade commercial paper, certificates of deposit, repurchase agreements and short-term debt securities. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent that it would if it remained more fully invested in common stocks. As a result, during these periods the Fund may be less likely to achieve its investment objective than under normal circumstances.

--------------------------------------------------------------------------------
THE PRINCIPAL RISKS OF INVESTING IN THE FUND:
--------------------------------------------------------------------------------

o GENERAL RISKS: You could lose money investing in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund's investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

o COMMON STOCK RISKS: The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

o NON-DIVERSIFICATION RISKS: Non-diversification increases the risk that the value of the Fund could decrease because of the poor performance of a single investment, because the Fund may have invested a substantial portion (up to 25% of its total assets) in that single security. Because the Fund may invest in a smaller number of securities, adverse changes to a single security will have a more pronounced negative effect on the Fund than if the Fund's investments were more widely distributed.

o GROWTH RISKS: The Fund invests in companies that appear to be growth-oriented companies. If the Fund's perceptions of a company's potential are wrong, the securities purchased may not perform as expected, reducing the Fund's return. Also, "growth" stocks as a whole may fall out of favor in the marketplace, which would result in the fund underperforming the market.

o SMALL-CAP STOCK RISKS: The Fund invests in companies with small market capitalizations (generally less than $1.5 billion). Because these companies are relatively small compared to large-cap companies, may be engaged in business mostly within their own geographic region and may be less well known to the investment community, they can have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result, their stock prices have greater volatility than large company securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PRINCIPAL RISKS OF INVESTING IN THE FUND: (continued)
--------------------------------------------------------------------------------

o MEDIUM-CAP STOCK RISKS: The Fund invests in companies with medium market capitalizations (from $1.5 to $6 billion). Because these companies are relatively small compared to large-cap companies, may be engaged in business mostly within their own geographic region and may be less well known to the investment community, they can have more volatile share prices. Also, these companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result, their stock prices have greater volatility than large company securities.

o SPECIAL SITUATION RISKS: The Fund invests in "special situations". Special situations often involve much greater risk than is found in the normal course of investing. These risks result from the subjective nature of determining what a special situation is. Liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies may not have the effect on a company's price that the Fund's Adviser expects, which could negatively impact the Fund. To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors) or unless the aggregate value of such investments is not greater than 25% of the Fund's total net assets (valued at the time of investment).
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and table set out below help show the returns and risks of investing in Class A shares of the Fund. They show changes in the Fund's yearly performance over the lifetime of the Fund. They also compare the Fund's performance during each period to the performance of the Fund's benchmark, a broad-based securities market index. You should be aware that the Fund's past performance may not be an indication of how the Fund will perform in the future.

QUAKER CAPITAL OPPORTUNITIES FUND CLASS A
Annual Returns For Periods Ending December 31

[The following table was depicted as a bar graph in the printed material.]

2003  26.03%

Best Quarter              4th Quarter, 2003         14.19%
Worst Quarter             3rd Quarter, 2002        -13.36%

THE FUND'S CUMULATIVE YEAR-TO-DATE TOTAL RETURN THROUGH JUNE 30, 2004 WAS 8.12%.

Average Annual Total Returns
For Periods Ending On December 31, 2003(1)

Portfolio Returns                                                   One Year(2)       Inception(3)
-----------------------------------------------------------------------------------------------------------
Class A Return Before Taxes(4)                                         19.10%            0.58%
Class A Return After Taxes on Distributions(5)                         18.63%            0.37%
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(5)                                                            11.71%            0.36%
Class B Return Before Taxes(4)                                         19.94%            1.45%
Class C Return Before Taxes(4)                                         23.98%            3.98%
S&P 500(R) Total Return Index(6) (reflects no deduction for fees,
  expenses or taxes)                                                   28.68%            0.90%
-----------------------------------------------------------------------------------------------------------

(1) The "after-tax" returns shown below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects.
(2) The 1-year return after taxes on distribution and sale of fund shares may from time to time be higher than the 1-year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.
(3)   The Fund commenced operations on January 31, 2002.
(4) Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains.
(5) "After-tax" returns are shown for only one class and after tax returns for other classes will vary.
(6) The S&P(R) 500 Total Return Index is a widely recognized, unmanaged index of the approximately 500 largest companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

COSTS OF INVESTING IN THE FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund's daily share price.

SHAREHOLDER FEES:

(Fees paid directly from your investment)                                     Class A(1)   Class B(2)      Class C(2)
---------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
  offering price)                                                               5.50%        NONE            NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the original
  purchase price or redemption proceeds, whichever is lower).                   NONE         5.00%           1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends And other
  Distributions                                                                 NONE         NONE            NONE
Redemption Fees(3) (as a percentage of amount redeemed)                         NONE         NONE            NONE
Exchange Fees                                                                   NONE         NONE            NONE
---------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund Assets)(5)
--------------------------------------------------------------------------------

Type of Fee                                    Class A      Class B    Class C
-----------                                    -------      -------    -------

Management Fees(5)                              1.05%        1.05%     1.05%
Distribution & Servicing (12b-1) Fees(6)        0.25%        1.00%     1.00%
Other Expenses(7)                               0.68%        0.68%     0.68%
                                                ----         ----      ----
Total Annual Fund Operating Expenses            1.98%        2.73%     2.73%
                                                ====         ====      ====

(1) Class A Shares of the Fund are subject to a maximum front-end sales charge of 5.50%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.
(2) Class B Shares of the Fund are subject to a maximum contingent deferred sales charge ("CDSC") of 5.00%. The CDSC declines to zero over an average of seven years. Class C shares are subject to a CDSC of 1.00% for one year after purchase. Please see "Class B Shares" and "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.
(3) The Fund's Custodian may charge a fee (currently $25) on amounts redeemed and sent to you by wire transfer.
(4) Annual fund operating expenses reflect actual expenses for the Fund's fiscal year ended June 30, 2004.
(5) Management fees are comprised of an Adviser fee, paid to Quaker Funds Inc., and the Sub-adviser, Knott Capital Management. The Adviser fee is a constant 0.30%. The Sub-adviser's base sub-advisory fee of 0.75% is subject to a performance adjustment, based upon the Fund's cumulative running twelve month performance relative to the S&P(R) 500 Total Return Index and may vary from 0.4555% to 1.6667% of the base investment sub-advisory fee of 0.75% depending on the Fund's performance. Please see the fee table in the "WHO MANAGES OUR FUNDS" section of the prospectus for more detail on the performance adjustment to the fees paid to the Sub-Adviser.
(6) The Fund's Board of Directors has adopted a Distribution and Shareholder Servicing Plan under Rule 12b-1 of the1940 Act for each Share Class. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(7) Other Expenses include fees paid to the Fund's transfer agent, administrator, and other service providers.

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you redeem your shares at the end of the period, your costs would be:

Shareholder Transaction Expenses
--------------------------------------------------------------------------------

                     One Year   Three Years   Five Years  Ten Years
                     --------   -----------   ----------  ---------
Class A                $740        $1,137       $1,559     $2,729
Class B(1)             $776        $1,147       $1,645     $2,796(2)
Class C(1)             $376        $  847       $1,445     $3,061

If you did not redeem your shares, your costs would be:

Shareholder Transaction Expenses
--------------------------------------------------------------------------------

                     One Year   Three Years   Five Years  Ten Years
                     --------   -----------   ----------  ---------
Class A                $740       $1,137        $1,559      $2,729
Class B(1)             $276       $  847        $1,445      $2,796(2)
Class C(1)             $276       $  847        $1,445      $3,061
--------------------------------------------------------------------------------

(1)   Assumes CDSC does not apply.
(2) Class B shares automatically convert to Class A shares once the economic equivalent of a 5.00% sales charge is recovered by the Fund for each investment account which normally occurs 7 years after purchase; therefore, this amount assumes conversion of Class B shares to Class A shares after 7 years, lowering your annual expenses from that time on.

QUAKER BIOTECH PHARMA-HEALTHCARE FUND

--------------------------------------------------------------------------------
THE FUND'S INVESTMENT OBJECTIVE:
--------------------------------------------------------------------------------

Long-term capital appreciation. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund's investment objective.

--------------------------------------------------------------------------------
THE FUND'S PRINCIPAL INVESTMENT STRATEGIES:
--------------------------------------------------------------------------------

o Under normal market conditions, the Fund will invest at least 80% of its assets in stocks of companies that have attractive growth prospects resulting from leading edge product research and development that are engaged in the development, production or distribution of biotechnology, healthcare and pharmaceutical products and services. These types of products and services currently include, but are not limited to, biological research involving genetic engineering and recombinant DNA technology (biotechnology), biopharmaceutical and biomedical products and services, and drug research, development and production. In order to qualify for purchase, a company must derive at least 50% of its annual revenues from the provision of such products and services or have at least 50% of its assets in such products or services.

o Invests a majority of the Fund's assets in stocks of companies without regard to market capitalization;

o Holds a focused portfolio of between 15 to 25 stocks in the Fund's portfolio;

o     Invests up to 30% of the Fund's net assets in foreign securities; and

o Commits up to 25% of the Fund's assets in short selling as a hedge and to increase the overall return to the Fund

Mutual funds generally emphasize either "growth" or "value" styles of investing. Growth funds invest in companies that exhibit faster-than-average growth in revenues and earnings. Value funds invest in companies that appear under-priced according to certain financial measurements of their intrinsic worth or business prospects, such as low p/e and p/s ratios. The Fund invests primarily in growth companies whose revenues and earnings are likely to grow faster than the economy as a whole, offering above-average prospects for capital growth and little or no emphasis on dividend income. The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios. As a result, the Fund has the ability to take larger positions in a smaller number of securities than diversified portfolios.

Under adverse market conditions, when investment opportunities are limited, or in the event of exceptional redemption requests, the Fund may hold cash or cash-equivalents and may invest without limit in obligations of the U.S. Government and its agencies and in money market securities, including high-grade commercial paper, certificates of deposit, repurchase agreements and short-term debt securities. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent that it would if it remained more fully invested in common stocks. As a result, during these periods the Fund may be less likely to achieve its investment objective than under normal circumstances.

--------------------------------------------------------------------------------
THE PRINCIPAL RISKS OF INVESTING IN THE FUND:
--------------------------------------------------------------------------------

o GENERAL RISKS: You could lose money investing in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund's investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

o COMMON STOCKS RISKS: The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

o GROWTH RISK: The Fund invests in companies that appear to be growth-oriented companies. If the Fund's perceptions of a company's growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund's return. Further, "growth" stocks, in general, may lose favor in the market and under perform other types of securities.

o NON-DIVERSIFICATION RISK: Because the Fund may invest in a smaller number of securities, adverse changes to a single security will have a more pronounced negative effect on the Fund than if the Fund's investments were more widely distributed.

o INDUSTRY RISK: To the extent that the Fund invests in the biotechnology, healthcare and pharmaceutical industries, it is subject to the risk that the companies in those industries are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting their market segment. Because of the rapid pace of technological development, there is the risk that the products and services developed by these companies may become rapidly obsolete or have relatively short product cycles. There is also the risk that the products and services offered by these companies will not meet expectations or even reach the marketplace.

o SPECIAL SITUATION RISKS: The Fund invests in "special situations." Special situations often involve much greater risk than is found in the normal course of investing. Liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies may not have the effect on a company's price that the Fund's Adviser expects, which could negatively impact the Fund. To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors) or unless the aggregate value of such investments is not greater than 25% of the Fund's total net assets (valued at the time of investment).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PRINCIPAL RISKS OF INVESTING IN THE FUND: (continued)
--------------------------------------------------------------------------------

o FOREIGN SECURITIES RISK: Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: Foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. Dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability any of which could negatively affect the Fund.

o SHORT SELLING RISKS: The Fund engages in short selling, which involves special risks and requires special investment expertise. When a Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price. If the price of the security increases instead, the Fund loses money. Further, during the time when the Fund is short the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund.

The Fund will generally invest for the long term and will, under most conditions, stay at least 80% invested in securities. However, under abnormal market or economic conditions, the Fund's Sub-Adviser may adopt a temporary defensive investment position in the market. When the Sub-Adviser assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Fund's total net assets. During times when the Fund holds a significant portion of its net assets in cash, it will not be investing according to its investment objectives and the Fund's performance may be negatively affected as a result.
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and table set out below help show the returns and risks of investing in Class A shares of the Fund. They show changes in the Fund's yearly performance over the lifetime of the Fund. They also compare the Fund's performance during each period to the performance of the Fund's benchmark. You should be aware that the Fund's past performance may not be an indication of how the Fund will perform in the future.

QUAKER BIOTECH PHARMA-HEALTHCARE FUND CLASS A
Annual Returns For Periods Ending December 31

[The following table was depicted as a bar graph in the printed material.]

2003  35.87%

Best Quarter       2nd Quarter, 2003      16.44%
Worst Quarter      4th Quarter, 2003       2.52%

THE FUND'S CUMULATIVE YEAR-TO-DATE TOTAL RETURN THROUGH JUNE 30, 2004 WAS
11.44%.

Average Annual Total Returns
For Periods Ending On December 31, 2003(1)

Portfolio Returns                                                   One Year(2)     Inception(3)
------------------------------------------------------------------------------------------------
Class A Return Before Taxes(4)                                        28.40%           18.11%
Class A Return After Taxes on Distributions(5)                        25.69%           16.05%
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(5)                                                           17.45%           13.54%
Class B Return Before Taxes(4)                                        28.11%           17.77%
Class C Return Before Taxes(4)                                        33.47%           25.08%
NASDAQ Biotechnology Index(6) (reflects no reduction for fees,
  expenses or taxes)                                                  45.75%           48.41%
------------------------------------------------------------------------------------------------

(1) The "after-tax" returns shown below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects.
(2) The 1-year return after taxes on distribution and sale of fund shares may from time to time be higher than the 1-year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.
(3)   The Fund commenced operations on September 23, 2002.
(4) Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains.
(5) "After-tax" returns are shown for only one class and after tax returns for other classes will vary.
(6) The NASDAQ Biotechnology Index contains companies primarily engaged in using biomedical research for the discovery or development of novel treatments or cures for human disease, which also meet other eligibility criteria. The Index is calculated under a modified capitalization-weighted methodology.

COSTS OF INVESTING IN THE FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. Annual Fund Operating Expenses are paid out of the assets of the Fund, so their effect is already included in the Fund's daily share price.

SHAREHOLDER FEES:

(Fees paid directly from your investment)                                    Class A(1)  Class B(2)   Class C(2)
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
  offering price)                                                               5.50%      NONE          NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the original
  purchase price or redemption proceeds, whichever is lower).                   NONE       5.00%         1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends And other
  Distributions                                                                 NONE       NONE          NONE
Redemption Fees(3) (as a percentage of amount redeemed)                         NONE       NONE          NONE
Exchange Fees                                                                   NONE       NONE          NONE
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund Assets)(4)
--------------------------------------------------------------------------------

Type of Fee                                   Class A    Class B   Class C
-----------                                   -------    -------   -------

Management Fees(5)                              1.45%     1.45%     1.45%
Distribution & Servicing (12b-1) Fees(6)        0.25%     1.00%     1.00%
Other Expenses(7)                               0.71%     0.71%     0.71%
                                                ----      ----      ----
Total Annual Fund Operating Expenses            2.41%     3.16%     3.16%
                                                ====      ====      ====

(1) Class A Shares of the Fund are subject to a maximum front-end sales charge of 5.50%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.
(2) Class B Shares of the Fund are subject to a maximum contingent deferred sales charge ("CDSC") of 5.00%. The CDSC declines to zero over an average of seven years. Class C shares are subject to a CDSC of 1.00% for thirteen months after purchase. Please see "Class B Shares" and "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.
(3) The Fund's Custodian may charge a fee (currently $25) on amounts redeemed and sent to you by wire transfer.

(4) Annual fund operating expenses reflect actual expenses for the Fund's fiscal year ended June 30, 2004.

(5) Management fees include a fee of 1.45% for investment advisory services to the Fund's Adviser, Quaker Funds, Inc., of which a fee of 0.95% is paid by QFI to the Fund's Sub-Adviser, Sectoral Asset Management, Inc.

(6) The Fund's Board of Directors has adopted a Distribution Plan and Shareholder Servicing Plan under Rule 12b-1 of the 1940 Act for each Share Class. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(7) Other Expenses include fees paid to the Fund's transfer agent, administrator, and other service providers.

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you redeem your shares at the end of the period, your costs would be:

Shareholder Transaction Expenses
--------------------------------------------------------------------------------

                     One Year   Three Years   Five Years  Ten Years
                     --------   -----------   ----------  ---------
Class A                $781       $1,260        $1,765     $3,145
Class B(1)             $819       $1,274        $1,854     $3,213(2)
Class C(1)             $419       $  974        $1,654     $3,467
--------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

Shareholder Transaction Expenses
--------------------------------------------------------------------------------

                     One Year   Three Years   Five Years  Ten Years
                     --------   -----------   ----------  ---------
Class A                $781        $1,260       $1,765      $3,145
Class B(1)             $319        $  974       $1,654      $3,213(2)
Class C(1)             $319        $  974       $1,654      $3,467
--------------------------------------------------------------------------------

(1)   Assumes CDSC does not apply.
(2) Class B shares automatically convert to Class A shares once the economic equivalent of a 5.00% sales charge is recovered by the Fund for each investment account which normally occurs 7 years after purchase; therefore, this amount assumes conversion of Class B shares to Class A shares after 7 years, lowering your annual expenses from that time on.

BLENDED FUND

QUAKER SMALL-CAP TREND FUND

--------------------------------------------------------------------------------
THE FUND'S INVESTMENT OBJECTIVE:
--------------------------------------------------------------------------------

Long-term growth of capital.

--------------------------------------------------------------------------------
THE FUND'S PRINCIPAL INVESTMENT STRATEGIES:
--------------------------------------------------------------------------------

o The Fund normally invests at least 80% of its total assets in U.S. equity securities, including common stocks, of companies with smaller capitalizations.

o The Fund generally considers smaller capitalization companies to be those whose market capitalizations at the time of the fund's investment is less than $2 billion.

o The Sub-Adviser seeks to identify long-term industry, demographic, technological and other trends and makes investment decisions based, in part, on how such trends are likely to impact individual companies;

o The equity securities in the Fund generally consist of those that the Sub-Adviser believes have both positive long-term growth drivers and reasonable relative valuations at the time of purchase.

o The Sub-Adviser uses its own computer models, fundamental research and measures of growth and valuation in managing this Fund.

o Although the Fund will not concentrate its investments in a single industry, the Sub-Adviser will generally not consider sector weightings in constructing the Fund's investment portfolio.

--------------------------------------------------------------------------------
THE PRINCIPAL RISKS OF INVESTING IN THE FUND:
--------------------------------------------------------------------------------

o GENERAL RISKS: You could lose money investing in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund's investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

o COMMON STOCK RISKS: The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

o SMALL-CAP STOCK RISKS: The Fund invests in companies with small market capitalizations (generally less than $1.5 billion). Because these companies are relatively small compared to large-cap companies, may be engaged in business mostly within their own geographic region and may be less well known to the investment community, they can have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result, their stock prices have greater volatility than large company securities.

o GROWTH RISKS: The Fund may invest in companies that appear to be growth-oriented companies. If the Sub-adviser's perceptions of a company's growth potential are wrong or if the company is subject to unexpected adverse market conditions, the securities purchased may not perform as expected, reducing the Fund's return.

o SECTOR RISK: The Fund may at any point be over weighted or underweighted in a particular sector as compared to the Fund's benchmark index. As a result, adverse economic, political or regulatory developments in a particular sector may have a greater negative effect on the Fund.
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED IN THE PAST?

The Fund commenced investment operations on February 14, 2004 and has not yet completed a full calendar year. Accordingly, a performance bar chart and table describing the Fund's annual performance and comparing that performance to appropriate indices is not yet available.

COSTS OF INVESTING IN THE FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund's daily share price.

SHAREHOLDER FEES:

(Fees paid directly from your investment)                                  Class A(1)   Class C(2)   Class I(3)
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
  offering price)                                                            5.50%        NONE          NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the original
  purchase price or redemption proceeds, whichever is lower).                NONE         1.00%         NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends And other
  Distributions                                                              NONE         NONE          NONE
Redemption Fees(4) (as a percentage of amount redeemed)                      NONE         NONE          NONE
Exchange Fees                                                                NONE         NONE          NONE
---------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund Assets)(5)
--------------------------------------------------------------------------------

Type of Fee                              Class A     Class C      Class I
-----------                              -------     -------      -------
Management Fees(6)                        1.20%        1.20%        1.20%
Distribution & Servicing (12b-1) Fees(7)  0.25%        1.00%        0.00%
Other Expenses(8)                         1.45%        1.45%        1.45%
                                          ----         ----         ----
Total Annual Fund Operating Expenses(9)   2.90%        3.65%        2.65%
                                          ====         ====         ====

(1) Class A Shares of the Fund are subject to a maximum front-end sales charge of 5.50%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.
(2) Class B Shares of the Fund are subject to a maximum contingent deferred sales charge ("CDSC") of 5.00%. The CDSC declines to zero over an average of seven years. Class C shares are subject to a CDSC of 1.00% for thirteen months after purchase. Please see "Class B Shares" and "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.
(3) Institutional Class Shares are subject to a minimum initial investment of $1 million.Please see "Institutional Class Shares" in the HOW TO BUY AND SELL SHARES" section in this prospectus.
(4) The Fund's Custodian may charge a fee (currently $25) on amounts redeemed and sent to you by wire transfer.
(5) The expense items shown below are based upon amounts incurred during the most recent fiscal year, which does not reflect the Adviser's and Administrator's voluntary agreement to waive a portion of its fees.
(6) Management fees include a fee of 1.20% for investment advisory services to the Fund Adviser, Quaker Funds, Inc., of which a fee of 0.70% is paid by QFI to the Fund's Sub-Adviser, TrendStar Advisors, LLC.
(7) The Fund's Board of Directors has adopted a Distribution and Shareholder Servicing Plan under Rule 12b-1 of the Investment Company Act of 1940 for each Class A Shares and Class C Shares. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(8) Other Expenses include fees that would have been paid to the Fund's transfer agent, administrator, and other service providers had the voluntary fee waivers not been in effect.
(9) Since the Fund's inception, the Adviser has voluntarily committed to waive fees and reimburse expenses in order to keep "Total Annual Operating Expenses" of the Class A shares from exceeding 2.05% through October 28, 2004. Effective October 28, 2004, the Adviser has voluntarily committed to waive fees and reimburse expenses of the Class A shares from exceeding 2.15%. The Adviser currently has no intention to terminate this arrangement, however, it may do so at any time in its sole discretion.

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated.The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs for each share class would be:

If you redeem your shares at the end of the period, your costs would be:

Shareholder Transaction Expenses
--------------------------------------------------------------------------------

                               One Year    Three Years   Five Years  Ten Years
                               --------    -----------   ----------  ---------
Class A                          $827        $1,398        $1,994      $3,596
Class C(1)                       $467        $1,117        $1,888      $3,906
Institutional Class              $268        $  823        $1,405      $2,983
--------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

Shareholder Transaction Expenses
--------------------------------------------------------------------------------

                               One Year    Three Years   Five Years  Ten Years
                               --------    -----------   ----------  ---------
Class A                          $827         $1,398       $1,994     $3,596
Class C(1)                       $367         $1,117       $1,888     $3,906
Institutional Class              $268         $  823       $1,405     $2,983

(1)   Assumes CDSC does not apply.

VALUE FUNDS

QUAKER MID-CAP VALUE FUND

--------------------------------------------------------------------------------
THE FUND'S INVESTMENT OBJECTIVE:
--------------------------------------------------------------------------------

Long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund's investment objective.

--------------------------------------------------------------------------------
THE FUND'S PRINCIPAL INVESTMENT STRATEGIES:
--------------------------------------------------------------------------------

o Normally invest at least 80% of the fund's total assets in common stocks or securities convertible into common stocks of companies with market capitalizations similar to the market capitalizations of the companies included in the Russell Midcap(R) Value Index.

o Invest in stocks of companies that exhibit attractive fundamental valuation measures such as price-to-earnings or price-to-book ratios.

o Invest in stocks that are typically considered out of favor by the market as a result of decelerating revenue growth, declining profit margins and increasing competition.

--------------------------------------------------------------------------------
THE PRINCIPAL RISKS OF INVESTING IN THE FUND:
--------------------------------------------------------------------------------

o GENERAL RISKS: You could lose money investing in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund's investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

o COMMON STOCK RISKS: The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

o VALUE RISK: The Fund invests in companies that appear to be "undervalued" in the marketplace (i.e. trading at prices below the company's true worth). If the Fund's perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund's return.

o MEDIUM-CAP STOCK RISKS: The Fund invests in companies with medium market capitalizations (from $1.5 to $6 billion). Because these companies are relatively small compared to large-cap companies, may be engaged in business mostly within their own geographic region and may be less well known to the investment community, they can have more volatile share prices. Also, these companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result, their stock prices have greater volatility than large company securities.
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and table set out below help show the returns and risks of investing in Class A shares of the Fund(1). They show changes in the Fund's yearly performance over the lifetime of the Fund. They also compare the Fund's performance during each period to the performance of the Fund's benchmark. You should be aware that the Fund's past performance may not be an indication of how the Fund will perform in the future.

QUAKER MID-CAP VALUE FUND CLASS A
Annual Returns For Periods Ending December 31

[The following table was depicted as a bar graph in the printed material.]

1998   7.84%
1999  -2.73%
2000   3.89%
2001  11.85%
2002 -21.48%
2003  60.51%

Best Quarter         4th Quarter, 2001            24.71%
Worst Quarter        3rd Quarter, 2002           -27.80%

THE FUND'S CUMULATIVE YEAR-TO-DATE TOTAL RETURN THROUGH JUNE 30, 2004 WAS 9.87%.

(1) The Fund's shareholders approved the conversion of the Fund's No-Load Share Class to Class A shares on June 23, 2000. The returns shown above reflect the performance of the former No-Load Class for periods ending before June 23, 2000, and Class A shares thereafter. Since all of the Fund's share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges. Sales loads are not reflected in the performance table. If they were, returns would be less than those shown.

Average Annual Total Returns
For Periods Ending On December 31, 2003(1)

Portfolio Returns                                               One Year(2)   Five Year   Inception(3)
------------------------------------------------------------------------------------------------------
Class A Return Before Taxes(4)                                    51.68%        7.33%         7.42%
Class A Return After Tax on Distributions(5)                      51.68%        6.82%         6.86%
Class A Return After Tax on Distributions and Sale of Fund
  Shares(5)                                                       31.73%        5.79%         5.85%
Class B Return Before Taxes(4)                                    51.43%         N/A         13.62%
Class C Return Before Taxes(4)                                    57.75%         N/A         13.63%
Institutional Class Return Before Taxes                           61.00%         N/A         16.02%
Russell Midcap(R) Value Index(6) (reflects no deduction for
  fees, expenses or taxes).                                       38.07%        8.73%         8.11%
------------------------------------------------------------------------------------------------------

(1) The "after-tax returns" shown below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(K) plans or individual retirement accounts. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects.
(2) The 1-year return after taxes on distribution and sale of fund shares may from time to time be higher than the 1-year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.
(3)   The Fund commenced investment operations on December 31, 1997.
(4) Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains.
(5) "After-tax" returns are shown for only one class and after tax returns for other classes will vary.
(6) The Russell Midcap(R) Value Index is a widely recognized, unmanaged index of companies included in the Russell 1000(R) Index with current market capitalizations between $1.7 billion and $13 billion. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

COSTS OF INVESTING IN THE FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund's daily share price.

SHAREHOLDER FEES:

(Fees paid directly from your investment)                                 Class A(1)  Class B(2)  Class C(2)   Class I(3)
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
  offering price)                                                         5.50%         NONE         NONE         NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the original
  purchase price or redemption proceeds, whichever is lower).             NONE          5.00%        1.00%        NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends And other
  Distributions                                                           NONE          NONE         NONE         NONE
Redemption Fees(4) (as a percentage of amount redeemed)                   NONE          NONE         NONE         NONE
Exchange Fees                                                             NONE          NONE         NONE         NONE
---------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund Assets)(5)
--------------------------------------------------------------------------------

Type of Fee                                Class A       Class B     Class C     Institutional
-----------                                -------       -------     -------     -------------
Management Fees(6)                          1.05%         1.05%       1.05%         1.05%
Distribution & Servicing (12b-1) Fees(7)    0.25%         1.00%       1.00%         0.00%
Other Expenses(8)                           0.71%         0.71%       0.71%         0.71%
                                            ----          ----        ----          ----
Total Annual Fund Operating Expenses        2.01%         2.76%       2.76%         1.76%
                                            ====          ====        ====          ====

(1) Class A Shares of the Fund are subject to a maximum front-end sales charge of 5.50%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.
(2) Class B Shares of the Fund are subject to a maximum contingent deferred sales charge ("CDSC") of 5.00%. The CDSC declines to zero over an average of seven years. Class C shares are subject to a CDSC of 1.00% for thirteen months after purchase. Please see "Class B Shares" and "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.
(3) Institutional Class Shares are subject to a minimum initial investment of $1 million. Please see "Institutional Class Shares" in the "HOW TO BUY AND SELL SHARES" section in this Prospectus.
(4) The Fund's Custodian may charge a fee (currently $25) on amounts redeemed and sent to you by wire transfer.
(5) Annual fund operating expenses reflect actual expenses for the Fund's fiscal year ended June 30, 2004.
(6) Management fees include a fee of 1.05% for investment advisory services to the Fund Adviser, Quaker Funds, Inc., of which a fee of 0.75% is paid by Quaker Funds, Inc. to the Fund's Sub-Adviser, Schneider Capital Management.
(7) The Fund's Board of Directors has adopted a Distribution and Shareholder Servicing Plan under Rule 12b-1 of the Investment Company Act of 1940 for each Share Class except for Institutional Class Shares. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(8) Other Expenses include fees paid to the Fund's transfer agent, administrator, and other service providers.

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs for each share class would be:

If you redeem your shares at the end of the period, your costs would be:

Shareholder Transaction Expenses
--------------------------------------------------------------------------------

                               One Year    Three Years   Five Years  Ten Years
                               --------    -----------   ----------  ---------
Class A                          $743        $1,146        $1,573     $2,759
Class B(1)                       $779        $1,156        $1,659     $2,826(2)
Class C(1)                       $379        $  856        $1,459     $3,090
Institutional Class              $179        $  554        $  954     $2,073
--------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

Shareholder Transaction Expenses
--------------------------------------------------------------------------------

                               One Year    Three Years   Five Years  Ten Years
                               --------    -----------   ----------  ---------
Class A                          $743        $1,146       $1,573      $2,759
Class B(1)                       $279        $  856       $1,459      $2,826(2)
Class C(1)                       $279        $  856       $1,459      $3,090
Institutional Class              $179        $  554       $  954      $2,073
--------------------------------------------------------------------------------

(1)   Assumes CDSC does not apply.
(2) Class B shares automatically convert to Class A shares once the economic equivalent of a 5.00% sales charge is recovered by the Fund for each investment account which normally occurs 7 years after purchase; therefore, this amount assumes conversion of Class B shares to Class A shares after 7 years, lowering your annual expenses from that time on.

QUAKER SMALL-CAP VALUE FUND

--------------------------------------------------------------------------------
THE FUND'S INVESTMENT OBJECTIVE:
--------------------------------------------------------------------------------

Long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund's investment objective.

--------------------------------------------------------------------------------
THE FUND'S PRINCIPAL INVESTMENT STRATEGIES:
--------------------------------------------------------------------------------

o Normally investing at least 80% of the Fund's total assets in US common stocks of companies with market capitalizations similar to the market capitalizations of companies included in the Russell 2000(R) and Russell 2500(R) Indices, with an ultimate selection of 150+ stocks; and

o Investing in companies considered by the Fund's Sub-Adviser to have consistent earnings and above average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics.

--------------------------------------------------------------------------------
THE PRINCIPAL RISKS OF INVESTING IN THE FUND:
--------------------------------------------------------------------------------

o GENERAL RISKS: You could lose money investing in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund's investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

o COMMON STOCK RISKS: The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

o VALUE RISK: The Fund invests in companies that appear to be "undervalued" in the marketplace (i.e. trading at prices below the company's true worth). If the Fund's perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund's return.

o SMALL-CAP STOCK RISKS: The Fund invests in companies with small market capitalizations (generally less than $1.5 billion). Because these companies are relatively small compared to large-cap companies, may be engaged in business mostly within their own geographic region and may be less well known to the investment community, they can have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result, their stock prices have greater volatility than large company securities.
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and table set out below help show the returns and risks of investing in Class A shares of the Fund(1). They show changes in the Fund's yearly performance over the lifetime of the Fund. They also compare the Fund's performance during each period to the performance of the Fund's benchmark. You should be aware that the Fund's past performance may not be an indication of how the Fund will perform in the future.

QUAKER SMALL-CAP VALUE FUND CLASS A
Annual Returns For Periods Ending December 31,

[The following table was depicted as a bar graph in the printed material.]

1997   41.47%
1998    5.15%
1999    1.30%
2000   17.75%
2001    2.27%
2002  -14.21%
2003   50.40%

Best Quarter           2nd Quarter, 2003            23.97%
Worst Quarter          3rd Quarter, 1998           -18.19%

THE FUND'S CUMULATIVE YEAR-TO-DATE TOTAL RETURN THROUGH JUNE 30, 2004 WAS 9.87%.

(1) The Fund's shareholders approved the conversion of the Fund's No-Load Share Class to Class A shares on June 23, 2000. The returns shown above reflect the performance of the former No-Load Class for periods ending before June 23, 2000, and Class A shares thereafter. Since all the Fund's share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges. Sales loads are not reflected in the performance table. If they were, returns would be less than those shown.

Average Annual Total Returns
For Periods Ending On December 31, 2003(1)

Portfolio Returns                                                One Year(2)   Five Year   Inception(3)
-------------------------------------------------------------------------------------------------------
Class A Return Before Taxes(4)                                     42.12%        9.50%      12.67%
Class A Return After Tax on Distributions(5)                       42.07%        8.37%      10.94%
Class A Return After Tax on Distributions and Sale of
  Fund Shares(5)                                                   25.91%        7.36%       9.76%
Class B Return Before Taxes(4)                                     41.72%         N/A       11.53%
Class C Return Before Taxes(4)                                     48.11%         N/A       14.47%
Institutional Class Return Before Taxes                            50.74%         N/A       12.32%
Russell 2000(R) Index(6) (reflects no deduction for fees,
  expenses or taxes)                                               47.25%        7.13%       8.08%
-------------------------------------------------------------------------------------------------------

(1) The "after-tax returns" shown below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirements accounts.The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects.
(2) The 1-year return after taxes on distribution and sale of fund shares may from time to time be higher than the 1-year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.
(3)   The Fund commenced operations on November 25, 1996.
(4) Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains.
(5) "After-tax" returns are shown for only one class and after tax returns for other classes will vary.
(6) The Russell 2000(R) Index is a widely recognized, unmanaged market capitalization index comprised of the smallest 2000 companies represented in the Russell 3000(R) Index. The Index currently represents approximately 8% of the market capitalization of the Russell 3000(R) Index, with a market capitalization range from $128 million to $1.3 billion. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

COSTS OF INVESTING IN THE FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund's daily share price.

SHAREHOLDER FEES:

(Fees paid directly from your investment)                                  Class A(1)  Class B(2)   Class C(2)   Class I(3)
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
  offering price)                                                             5.50%      NONE         NONE        NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the original
  purchase price or redemption proceeds, whichever is lower).                 NONE       5.00%        1.00%       NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends And other
  Distributions                                                               NONE       NONE         NONE        NONE
Redemption Fees(4) (as a percentage of amount redeemed)                       NONE       NONE         NONE        NONE
Exchange Fees                                                                 NONE       NONE         NONE        NONE
--------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund Assets)(5)
--------------------------------------------------------------------------------

Type of Fee                                 Class A   Class B    Class C   Institutional
-----------                                 -------   -------    -------   -------------
Management Fees(6)                           0.77%      0.77%      0.77%      0.77%
Distribution & Servicing (12b-1) Fees(7)     0.25%      1.00%      1.00%      0.00%
Other Expenses(8)                            0.66%      0.66%      0.66%      0.66%
                                             ----       ----       ----       ----
Total Annual Fund Operating Expenses         1.68%      2.43%      2.43%      1.43%
                                             ====       ====       ====       ====

(1) Class A Shares of the Fund are subject to a maximum front-end sales charge of 5.50%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.
(2) Class B Shares of the Fund are subject to a maximum contingent deferred sales charge ("CDSC") of 5.00%. The CDSC declines to zero over an average of seven years. Class C shares are subject to a CDSC of 1.00% for one year after purchase. Please see "Class B Shares" and "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.
(3) Institutional Class Shares are subject to a minimum initial investment of $1 million.Please see "Institutional Class Shares" in the HOW TO BUY AND SELL SHARES" section in this Prospectus.
(4) The Fund's Custodian may charge a fee (currently $25) on amounts redeemed and sent to you by wire transfer.
(5) Annual fund operating expenses reflect actual expenses for the Fund's fiscal year ended June 30, 2004.
(6) Management fees are comprised of an Adviser fee, paid to Quaker Funds Inc., and the Sub-adviser, Aronson+Johnson+Ortiz, LP. The Adviser fee is a constant 0.30%. The Sub-adviser's base sub-advisory fee of 0.90% is subject to a performance adjustment, based upon the Fund's cumulative running twelve month performance relative to the Russell 2000(R) Index and may vary from 0.333% to 1.6667% of the base investment sub-advisory fee of 0.90% depending on the Fund's performance. Please see the fee table in the "WHO MANAGES OUR FUNDS" section of the prospectus for more detail on the performance adjustment to the fees paid to the Sub-Adviser.
(7) The Fund's Board of Directors has adopted a Distribution and Shareholder Servicing Plan under Rule 12b-1 of the 1940 Act for each Share Class except for Institutional Class Shares. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(8) Other Expenses include fees paid to the Fund's transfer agent, administrator, and other service providers. Quaker Funds, Inc. has voluntarily agreed to waive that portion, if any, of the investment advisory fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses of the Class A, Class B, Class C and Class I shares of the Fund do not exceed 2.60%, 3.35%, 3.35% and 2.35%, respectively. Quaker Funds, Inc. currently has no intention to terminate this arrangement, however, it may do so at any time in its sole discretion.

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs for each share class would be:

If you redeem your shares at the end of the period, your costs would be:

Shareholder Transaction Expenses
--------------------------------------------------------------------------------

                               One Year    Three Years   Five Years  Ten Years
                               --------    -----------   ----------  ---------
Class A                          $711        $1,050        $1,412     $2,428
Class B(1)                       $746        $1,058        $1,496     $2,494(2)
Class C(1)                       $346        $  758        $1,296     $2,766
Institutional Class              $146        $  452        $  782     $1,713
--------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

Shareholder Transaction Expenses
--------------------------------------------------------------------------------

                               One Year    Three Years   Five Years  Ten Years
                               --------    -----------   ----------  ---------
Class A                          $711        $1,050        $1,412     $2,428
Class B(1)                       $246        $  758        $1,296     $2,494(2)
Class C(1)                       $246        $  758        $1,296     $2,766
Institutional Class              $146        $  452        $  782     $1,713
--------------------------------------------------------------------------------

(1)   Assumes CDSC does not apply.
(2) Class B shares automatically convert to Class A shares once the economic equivalent of a 5.00% sales charge is recovered by the Fund for each investment account which normally occurs 7 years after purchase; therefore, this amount assumes conversion of Class B shares to Class A shares after 7 years, lowering your annual expenses from that time on.

GEEWAX TERKER CORE VALUE FUND

--------------------------------------------------------------------------------
THE FUND'S INVESTMENT OBJECTIVE:
--------------------------------------------------------------------------------

Long-term capital appreciation through the prudent investment in securities issued by companies considered by the Adviser to be "value" oriented companies. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund's investment objective.

--------------------------------------------------------------------------------
THE FUND'S PRINCIPAL INVESTMENT STRATEGIES:
--------------------------------------------------------------------------------

o Normally invest at least 80% of the Fund's total assets in common stocks or securities convertible into common stocks of companies that are included in the Russell 1000(R) Value Index; Invest a majority of the Fund's assets in stocks of companies with market capitalizations comparable to the market capitalizations of the companies in the Russell 1000(R) Value Index.

o Invest in stocks of companies that have attractive fundamental valuation measures, such as price to earnings or price to cash flow.

o Invest in stocks of companies or industry groups that may be temporarily out of favor.

o     Invest in stocks of companies that have undervalued or overlooked assets.

o Allocate the Fund's investment portfolio among various industry sectors in approximately the same percentages as those industries are represented in the Russell 1000(R) Value Index.

The Fund will generally invest for the long term and will, under most conditions, stay at least 80% invested in securities. However, under abnormal market or economic conditions, the Fund's Adviser may adopt a temporary defensive investment position in the market. When the Adviser assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Fund's total net assets. During times when the Fund holds a significant portion of its net assets in cash, it will not be investing according to its investment objectives and the Fund's performance may be negatively affected as a result.

Mutual funds generally emphasize either "growth" or "value" styles of investing. Growth funds invest in companies that exhibit faster-than-average growth in revenues and earnings. Value funds invest in companies that appear under-priced according to certain financial measurements of their intrinsic worth or business prospects, such as low price to earnings and price to sales ratios. The Fund primarily invests in "value" companies.

The Fund will normally invest its remaining assets, if any, in a variety of other securities, such as US government debt instruments, corporate debt securities, other unaffiliated mutual funds, commercial paper, bankers acceptances and repurchase agreements.

--------------------------------------------------------------------------------
THE PRINCIPAL RISKS OF INVESTING IN THE FUND:
--------------------------------------------------------------------------------

o GENERAL RISKS: You could lose money investing in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund's investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

o COMMON STOCK RISKS: The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

o VALUE RISKS: The Fund invests in companies that appear to be value-oriented companies. If the Fund's perceptions of a company's potential are wrong, the securities purchased may not perform as expected, reducing the Fund's return. Further, "value" stocks, in general, may lose favor in the market and under perform other types of securities.
--------------------------------------------------------------------------------

PAST PERFORMANCE HISTORY

The bar chart and table set out below help show the returns and risks of investing in Class A shares of the Fund. They show changes in the Fund's yearly performance over the lifetime of the Fund. They also compare the Fund's performance during each period to the performance of the Fund's benchmark. You should be aware that the Fund's past performance may not be an indication of how the Fund will perform in the future.

GEEWAX TERKER CORE VALUE FUND CLASS A
Annual Returns For Periods Ending December 31

[The following table was depicted as a bar graph in the printed material.]

2003   31.99%

Best Quarter   2nd Quarter, 2003     12.62%
Worst Quarter  3rd Quarter, 2002    -13.46%

THE FUND'S CUMULATIVE YEAR-TO-DATE TOTAL RETURN THROUGH JUNE 30, 2004 WAS 6.75%.

Average Annual Total Returns
For Periods Ending On December 31, 2003(1)

Portfolio Returns                                     One Year(2)   Inception(3)
--------------------------------------------------------------------------------
Class A Return Before Taxes(4)                         24.73%          1.22%
Class A Return After Taxes on Distributions(5)         24.73%          1.22%
Class A Return After Taxes on Distributions and Sale
  of Fund Shares(5)                                    15.19%          0.97%
Class C Return Before Taxes(4)                          N/A             N/A
Russell 1000(R) Value Index(6) (reflects no deduction
  for fees, expenses or taxes)                         30.03%          3.60%
--------------------------------------------------------------------------------

(1) The "after-tax returns" shown below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Fund shares through tax-deferred arrangements. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects.
(2) The 1-year return after taxes on distribution and sale of fund shares may from time to time be higher than the 1-year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.
(3)   The Fund commenced operations on March 26, 2002.
(4)   The Fund had no Class C shareholders as of December 31, 2003.
(5) "After-tax" returns are shown for only one class and after tax returns for other classes will vary.
(6) The Russell 1000(R) Value Index is a widely recognized, unmanaged market capitalization index comprised of the largest 1000 companies represented in the Russell 3000(R) Index. The Index currently represents approximately 92% of the market capitalization of the Russell 3000(R) Index, with a market capitalization range from $1.6 billion to $4.0 billion. The Russell 1000(R) Value Index measures the performance of those companies with lower price to book ratios and lower forecasted growth values. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

COSTS OF INVESTING IN THE FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. Annual Fund Operating Expenses are paid out of the assets of the Fund, so their effect is already included in the Fund's daily share price.

SHAREHOLDER FEES:

(Fees paid directly from your investment)                                  Class A(1)     Class C(2)
----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
  offering price)                                                           5.50%            NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the original
  purchase price or redemption proceeds, whichever is lower).               NONE             1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends And other
  Distributions                                                             NONE             NONE
Redemption Fees(3) (as a percentage of amount redeemed)                     NONE             NONE
Exchange Fees                                                               NONE             NONE
-----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund Assets)(4)
--------------------------------------------------------------------------------

Type of Fee                                Class A      Class C
--------------------------------------------------------------------------------
Management Fees(5)                          1.05%        1.05%
Distribution & Servicing (12b-1) Fees(6)    0.25%        1.00%
Other Expenses(7)                           0.84%        0.84%
                                            ----         ----
Total Annual Fund Operating Expenses        2.14%        2.89%
                                            ====         ====

(1) Class A Shares of the Fund are subject to a maximum front-end sales charge of 5.50%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.
(2) Class C shares are subject to a CDSC of 1.00% for one year after purchase. Please see "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.
(3) The Fund's Custodian may charge a fee (currently $25) on amounts redeemed and sent to you by wire transfer.
(4) The expense items shown below are based upon amounts incurred during the most recent fiscal year, which does not reflect the Adviser's and Sub-Adviser's voluntary agreement to waive a portion of its fees.
(5) Management fees include a fee of 1.05% for investment advisory services to the Fund Adviser, Quaker Funds, Inc., of which a fee of 0.75% is paid by QFI to the Fund's Sub-Adviser, Geewax Terker & Co. Effective May 1, 2004, both the Adviser and the Sub-Adviser have voluntarily agreed to waive their management fees of 0.30% and 0.75% respectively. The Adviser and Sub-Adviser currently have no intention to terminate this arrangement, however, they may do so at any time at their discretion.
(6) The Fund's Board of Directors has adopted a Distribution and Shareholder Servicing Plan under Rule 12b-1 of the 1940 Act for each Share Class. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(7) Other Expenses include fees paid to the Fund's transfer agent, administrator, and other service providers. Expenses for Class A shares reflect actual expenses that would have been paid had the voluntary fee waiver not been in effect. Class C expenses are estimates.

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you redeem your shares,

Shareholder Transaction Expenses
--------------------------------------------------------------------------------

                  One Year    Three Years   Five Years  Ten Years
                  --------    -----------   ----------  ---------
Class A            $755          $1,183        $1,636    $2,886
Class C(1)         $392          $  895        $1,523    $3,214
--------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

Shareholder Transaction Expenses
--------------------------------------------------------------------------------

                  One Year    Three Years   Five Years  Ten Years
                  --------    -----------   ----------  ---------
Class A             $755        $1,183        $1,636      $2,886
Class C(1)          $292        $  895        $1,523      $3,214
--------------------------------------------------------------------------------

(1)   Assumes CDSC does not apply.

FIXED INCOME FUND

QUAKER FIXED INCOME FUND

--------------------------------------------------------------------------------
THE FUND'S INVESTMENT OBJECTIVE:
--------------------------------------------------------------------------------

Current income, preservation of capital and maximization of total returns through active management of predominately investment grade fixed income securities. Total Return is derived by combining the total changes in the principal value of all the Fund's investments with the total dividends and interest paid to the Fund.

--------------------------------------------------------------------------------
THE FUND'S PRINCIPAL INVESTMENT STRATEGIES:
--------------------------------------------------------------------------------

o Normally investing at least 80% of the Fund's total assets in a variety of debt securities, including US Government notes and bonds, corporate notes and bonds, collateralized mortgage obligations, asset-backed securities and floating rate notes;

o Lengthening the duration* of the Fund's portfolio when yields appear abnormally high and shortening duration when yields appear abnormally low;

o Changing the average maturity structure of the Fund to take advantage of shifts in the general interest rate environment;

o Structuring the Fund's portfolio to take advantage of differences in the relative valuation of U.S. Treasury securities versus mortgage backed securities, asset backed securities, corporate bonds and U.S. agency securities; and investing predominately in "investment grade" securities as defined by Moody's Investors Service, Inc. ("Moodys") or other similar service, or if no rating exists, of equivalent quality as determined by the Adviser under the Supervision of the Board of Trustees.

* DURATION. "Duration" is not the same thing as "maturity". Duration weighs all potential cash flows - principal, interest and reinvestment income - on an expected present value basis, to determine the "effective maturity" of the security as opposed to the stated maturity. Using such an analysis, a security with a maturity of ten years may only have a duration of six years.

--------------------------------------------------------------------------------
THE PRINCIPAL RISKS OF INVESTING IN THE FUND:
--------------------------------------------------------------------------------

o GENERAL RISK: Like with most investments, you may lose money by investing in the Fund.

o INTEREST RATE RISK: The Fund invests in debt instruments. Generally, as interest rates rise, the price value of debt securities falls.

o CREDIT RISK: The Fund invests in debt securities of non-guaranteed entities. Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer's securities.

o TIME RISK: The Fund invests according to certain duration targets, which may change from time to time. The longer the portfolio's overall duration, the greater the risk of adverse price changes. Also, portfolios with greater duration periods tend to experience more volatile price movements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RATING BOND QUALITY:

Moody's, an independent rating organization analyzes and evaluates a bond issuer's credit history and ability to repay debts. Based on those assessments, it assigns letter grades that reflect the issuer's creditworthiness. Ratings of Baa3 and higher are considered to be "investment grade." Ratings below Baa3 are considered below investment grade.
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and table set out below help show the returns and risks of investing in Class A shares of the Fund.(1) They show changes in the Fund's yearly performance over the lifetime of the Fund. They also compare the Fund's performance during each period to the performance of the Fund's benchmark. You should be aware that the Fund's past performance may not be an indication of how the Fund will perform in the future.

QUAKER FIXED INCOME FUND CLASS A
Annual Returns For Periods Ending December 31,

[The following table was depicted as a bar graph in the printed material.]

1997   8.11%
1998   8.52%
1999  -3.00%
2000   8.36%
2001   3.35%
2002   3.26%
2003   2.36%

Best Quarter        3rd Quarter, 2001       5.06%
Worst Quarter       2nd Quarter, 1999      -1.65%

THE FUND'S CUMULATIVE YEAR-TO-DATE RETURN THROUGH JUNE 30, 2004 WAS -0.90%

(1) The Fund's shareholders approved the conversion of the Fund's No-Load Share Class to Class A shares on June 23, 2000. The returns shown above reflect the performance of the former No-Load Class for periods ending before June 23, 2000, and Class A shares thereafter. Since all the Fund's share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges. Sales loads are not reflected in the performance table. If they were, returns would be less than those shown.

Average Annual Total Returns
For Periods Ending On December 31, 2003(1)

Portfolio Returns                                                                1 Year(2)     5 Year   Inception(3)
--------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes(4)                                                    -1.99%         2.80%     4.23%
Class A Return After Tax on Distributions(5)                                      -3.18%         0.57%     2.10%
Class A Return After Tax on Distributions and Sale of Fund Shares(5)              -1.23%         1.11%     2.32%
Class B Return Before Taxes(4)                                                    -3.45%          N/A      1.52%
Class C Return Before Taxes(4)                                                     0.54%          N/A      3.48%
Institutional Class Return Before Taxes                                            2.73%          N/A      4.06%
Lehman Brothers Intermediate Aggregate Index(6) reflects no deduction for fees,
  expenses or taxes)                                                               3.81%         6.65%     6.90%
--------------------------------------------------------------------------------------------------------------------

(1) The "after-tax returns" shown below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Fund shares through tax- deferred arrangements, such as 401 (k) plans or individual retirement accounts. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects.
(2) The 1-year return after taxes on distribution and sale of fund shares may from time to time be higher than the 1-year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.
(3)   The Fund commenced operations on November 25, 1996.
(4) Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains.
(5) "After-tax" returns are shown for only one class and after tax returns for other classes will vary.
(6) The Lehman Brothers Intermediate Aggregate Index a comprehensive benchmark that measures the performance of intermediate maturity range (from 1 year up to, but not including, 10 years) of U.S. domestic, taxable, investment grade fixed rate government and corporate securities, mortgage pass-through securities, and asset-backed securities.

COSTS OF INVESTING IN THE FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund's daily share price.

SHAREHOLDER FEES:

(Fees paid directly from your investment)                                   Class A(1)   Class B(2)   Class C(2)    Class I(3)
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
  offering price)                                                             4.25%        NONE         NONE          NONE
Maximum Deferred Sales Charge (Load) (as a percentage
of the original purchase price or redemption proceeds, whichever is
  lower).                                                                     NONE         5.00%        1.00%         NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends And other
  Distributions                                                               NONE         NONE         NONE          NONE
Redemption Fees(4) (as a percentage of amount redeemed)                       NONE         NONE         NONE          NONE
Exchange Fees                                                                 NONE         NONE         NONE          NONE
------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund Assets)(5)
--------------------------------------------------------------------------------

Type of Fee                               Class A     Class B    Class C      Institutional
-----------                               -------     -------    -------      -------------
Management Fees(6)                         0.65%       0.65%       0.65%         0.65%
Distribution & Servicing (12b-1) Fees(7)   0.25%       1.00%       1.00%         0.00%
Other Expenses(8)                          0.94%       0.94%       0.94%         0.94%
                                           ----        ----        ----          ----
Total Annual Fund Operating Expenses       1.84%       2.59%       2.59%         1.31%
                                           ====        ====        ====          ====

(1) Class A Shares of the Fund are subject to a maximum front-end sales charge of 4.25%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.
(2) Class B Shares of the Fund are subject to a maximum contingent deferred sales charge ("CDSC") of 5.00%. The CDSC declines to zero over an average of seven years. Class C shares are subject to a CDSC of 1.00% for one year after purchase. Please see "Class B Shares" and "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.
(3) Institutional Class Shares are subject to a minimum initial investment of $1 million. Please see "Institutional Class Shares" in the HOW TO BUY AND SELL SHARES" section in this prospectus.
(4) The Fund's Custodian may charge a fee (currently $25) on amounts redeemed and sent to you by wire transfer.
(5) The expense items shown below are based upon amounts incurred during the most recent fiscal year, which does not reflect the Adviser's and the Administrator's voluntary agreement to waive a portion of its fees.
(6) The advisory fees include a fee of 0.65% payable to the Fund Adviser, QFI for investment advisory services, of which a fee of 0.35% is paid by QFI to the Fund's Sub-Adviser, Andres Capital Management. Effective May 1, 2004, the Adviser has voluntarily agreed to waive its portion of the Management fee, 0.30%. The Adviser currently has no intention to terminate this arrangement, however, it may do so at any time in its sole discretion.
(7) The Fund's Board of Directors has adopted a Distribution and Shareholder Servicing Plan under Rule 12b-1 of the 1940 Act for each Share Class. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(8) Other Expenses include fees that would have been paid to the Fund's transfer agent, administrator, and other service providers had the contractual fee waivers not been in effect.

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs for each share class would be:

If you redeem your shares at the end of the period, your costs would be:

Shareholder Transaction Expenses
--------------------------------------------------------------------------------

                        One Year    Three Years   Five Years  Ten Years
                        --------    -----------   ----------  ---------
Class A                   $604        $  979         $1,378     $2,492
Class B(1)                $762        $1,105         $1,575     $2,657(2)
Class C(1)                $362        $  805         $1,375     $2,925
Institutional Class       $162        $  502         $  866     $1,889
--------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

Shareholder Transaction Expenses
--------------------------------------------------------------------------------

                        One Year    Three Years   Five Years  Ten Years
                        --------    -----------   ----------  ---------
Class A                   $604          $979         $1,378    $2,492
Class B(1)                $262          $805         $1,375    $2,657(2)
Class C(1)                $262          $805         $1,375    $2,925
Institutional Class       $162          $502         $  866    $1,889
--------------------------------------------------------------------------------

(1)   Assumes CDSC does not apply.
(2) Class B shares automatically convert to Class A shares once the economic equivalent of a 5.00% sales charge is recovered by the Fund for each investment account which normally occurs 7 33 years after purchase; therefore, this amount assumes conversion of Class B shares to Class A shares after 7 years, lowering your annual expenses from that time on.

ADDITIONAL INVESTMENT INFORMATION

The principal investment strategies of each Fund were set forth in the "About Our Funds" Section of this Prospectus. What follows is some additional information that might be helpful to you concerning the investment strategies employed by some of our Funds.

GROWTH FUNDS

QUAKER CAPITAL OPPORTUNITIES FUND

The Sub-Adviser employs fundamental security analysis of individual companies which have been identified through a combination of a "top down," then "bottom up" approach. The Sub-Adviser's investment process begins with a "top down" analysis which is based on a continuing analysis of the overall economy, industry trends and interest rate movements. The Sub-Adviser analyzes GDP, corporate profits, interest rates, monetary policy and inflation to arrive at a forecast of the overall economic forecast. The Sub-Adviser then uses that forecast to assess risk/reward relationships among various industries and further refine its investment selection process. As part of that analysis, sectors of the economy that are expected to over or under-perform the overall economy can be identified.

Individual security selection is then undertaken using a "bottom up" approach, incorporating in-house, independent and Wall Street sources of information. The Sub-Adviser seeks to invest in companies that have superior products, pricing power, strong management teams, good valuations and are industry leaders in the sectors identified by the Sub-Adviser as those with superior overall growth prospects.

The Sub-Adviser will sell a security when it reaches an upside price target or there is a fundamental change at the company or sector level.

The Fund invests primarily in common stocks and similar securities, including preferred stocks, warrants, securities convertible into common stock and securities purchased on a when-issued basis.

The Fund generally purchases securities for long-term investment although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates, or by reason of economic or other developments not foreseen at the time of the investment decision. Changes are made in the Fund's portfolio whenever the Adviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund's performance, and may produce increased taxable distributions.

The Fund may use options on securities, securities indices and other types of derivatives primarily for hedging purposes. The Fund may also invest, to a lesser degree, in these types of securities for non-hedging purposes, such as seeking to enhance returns.

Derivatives are financial instruments whose value depends upon, or is derived from, the value of the underlying investment, pool of investments, or index. The Fund's return on a derivative typically depends on the change in the value of the investment, pool of investments, or index specified in the derivative instrument. Derivatives involve special risks and may result in losses. The Fund will be dependent on the Adviser's ability to analyze and manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.

The Fund may invest up to 15% of its net assets in foreign securities, including ADR's. The Adviser generally selects foreign securities on a stock-by-stock basis based on total-return potential. Foreign investments are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

Under normal market conditions, the Fund may invest up to 15% of its total assets in all types of fixed income securities, including U.S. government obligations, and up to 10% of its total assets in high-yield bonds. The Fund may also purchase fixed income securities on a when-issued, delayed delivery, or forward commitment basis.

Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that a Fund's investments in fixed income securities may fall when interest rates rise.

Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

The Fund may enter into short sales. If this practice is used by the Fund, the intent would be to primarily hedge the Fund's portfolio by shorting against existing portfolio holdings or securities whose values are linked to various indices such as Standard & Poor's Depository Receipts(R), (SPDR(R)), DIAMONDS(R), NASDAQ-100(R), and Merrill Lynch HOLDR(R). Investing fOR hedging purposes may result in certain transaction costs which may reduce the Fund's performance. In addition, there is no assurance that a short position will achieve a perfect correlation with the security that is being hedged against.

QUAKER BIOTECH PHARMA-HEALTHCARE FUND

The Sub-Adviser employs fundamental security analysis of individual companies which have been identified through the "bottom up" approach. In selecting stocks for the fund, the Sub-Adviser engages in its own primary research, and focuses on the type of business engaged in, the pipeline of products and services in development, the financial strength of the company and its commitment to research and development, the validity and marketability of the products and services, and the company's valuations in the marketplace.

In order to assist the Sub-Adviser in its assessments of a company's worth to the Fund, the Sub-Adviser has formed a Scientific Advisory Network of scientists from around the world. When the Sub-Adviser learns of a new product or service being developed by a company whose stock is either already held by the Fund or is being considered for purchase by the Fund, the Sub-Adviser engages this network of scientists to evaluate the new product or service being developed and render its opinion as to the likely benefits and uses for such products.

As part of its fundamental research, the Sub-Adviser may also rely upon specific sources of information, including general economic and industry data as provided by the U.S. Government, various trade associations and other sources, brokerage research reports, and published corporate financial data such as annual reports, 10-Ks, and quarterly statements, as well as direct interviews with company management. The Sub-Adviser also reviews traditional financial data such as price-sales and earnings ratios, returns on assets and equity, market volatility of the company's securities, earnings growth vs. cash flow, and price to cash ratios.

The Fund invests primarily in common stocks and similar securities, including preferred stocks, warrants, securities convertible into common stock and securities purchased on a when-issued basis.

The Fund generally purchases securities for long-term investment although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates, or by reason of economic or other developments not foreseen at the time of the investment decision. Changes are made in the Fund's portfolio whenever the Sub-Adviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund's performance, and may produce increased taxable distributions.

The Fund may use options on securities, securities indices and other types of derivatives primarily for hedging purposes. The Fund may also invest, to a lesser degree, in these types of securities for non-hedging purposes, such as seeking to enhance returns.

Derivatives are financial instruments whose value depends upon, or is derived from, the value of the underlying investment, pool of investments, or index. The Fund's return on a derivative typically depends on the change in the value of the investment, pool of investments, or index specified in the derivative instrument. Derivatives involve special risks and may result in losses. The Fund will be dependent on the Adviser's ability to analyze and manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.

The Fund may invest up to 30% of its net assets in foreign securities, including ADR's. The Adviser generally selects foreign securities on a stock-by-stock basis based on total-return potential. Foreign investments are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

The Fund may enter into short sales. If this practice is used by the Fund, the intent would be to primarily hedge the Fund's portfolio by shorting against existing portfolio holdings or securities whose values are linked to various indices such as Standard & Poor's Depository Receipts(R), (SPDR(R)), DIAMONDS(R), NASDAQ-100(R), and Merrill Lynch HOLDR(R). Investing fOR hedging purposes may result in certain transaction costs which may reduce the Fund's performance. In addition, there is no assurance that a short position will achieve a perfect correlation with the security that is being hedged against.

BLENDED FUND

QUAKER SMALL-CAP TREND FUND

To choose securities in which the Fund invests, the Fund's management team researches and identifies long-term industry, demographic, technological and other trends that it believes are likely to generate superior company growth prospects. The team then identifies a universe of companies that it expects to benefit most from the identified long-term trends. The companies within this universe are analyzed using a "bottom-up" fundamental approach that emphasizes company and industry profit margin structure, management effectiveness and overall industry competitiveness. The management team makes its final selections utilizing a valuation methodology that estimates individual stock value by considering a wide variety of factors including, but not limited to, company profitability, rate of company growth and balance sheet quality.

VALUE FUNDS

QUAKER MID-CAP VALUE FUND

The Fund's Sub-Adviser believes that the Fund's investment objective is best achieved by investing in companies that exhibit the potential for significant growth over the long term and that currently are "undervalued" by the market. The Adviser defines long-term as a time horizon of at least three years. To identify companies that have significant growth potential, the Adviser employs a value-oriented approach to stock selection. To choose the securities in which the Funds will invest, the Adviser seeks to identify companies which exhibit some or all of the following criteria:

      o     low price-to-earnings ratio ("P/E");

      o     low price-to-book value or tangible asset value;

      o     excellent prospects for growth;

      o     strong franchise;

      o     highly qualified management;

      o     consistent free cash flow; and

      o     high returns on invested capital.

In order to choose the securities in which the Fund invests, the Sub-Adviser employs its own proprietary, cash flow based dividend discount analytical model. The Sub-Adviser selects 50 to 100 securities which it believes to be undervalued relative to comparable alternate investments, then focuses on the fundamentals of these companies to choose which companies will ultimately be included in the Fund.

The Fund will normally invest its remaining assets in cash and cash equivalents such as U.S. government debt instruments, other unaffiliated mutual funds and repurchase agreements.

Ordinarily, the Fund's portfolio will be invested primarily in common stocks. However, the Fund is not required to be fully invested in common stocks and in fact, usually maintain a small percentage of its assets in cash reserves. Under abnormal market or economic conditions, the Fund's Adviser may adopt a temporary defensive investment position in the market. When the Adviser assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Fund's total net assets. When assuming a temporary defensive position, the Fund usually invests its cash reserves in U.S. Government debt instruments, other unaffiliated mutual funds (money market funds) and repurchase agreements.

QUAKER SMALL-CAP VALUE FUND

In selecting portfolio companies, the Fund's Sub-Adviser focuses on companies with consistently high earnings and above-average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics. The Fund will normally remain fully invested in these securities at all times, subject to a minimum cash balance maintained for operational purposes.

The Fund's Sub-Adviser screens a broad universe of U.S. securities to identify a subset of issuers with ample trading volume, at least three years of operating history, and market capitalizations similar to the companies in the Russell 2000(R) and Russell 2500(R) indices. The resulting stocks are divided into 34 peer groups. Within each group, the Sub-Adviser identifies the most attractive stocks by considering a number of balance sheet and income statement criteria. The Sub-Adviser then chooses securities that attempt to maximize returns and minimize risk relative to the blended characteristics of the Russell 2000(R) and the Russell 2500(R) indices.

The Fund may invest its remaining assets, if any, in equity securities of medium- and large-capitalization companies, cash and cash equivalents, such as U.S. government debt instruments, other unaffiliated mutual funds and repurchase agreements.

Ordinarily, the Fund's portfolio will be invested primarily in common stocks. However, the Fund is not required to be fully invested in common stocks and in fact, usually maintains a small percentage of its assets in cash reserves. Under abnormal market or economic conditions, the Trust has authorized the Fund's Sub-Adviser to adopt a temporary defensive investment position in the market. When the Sub-Adviser assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Fund's total net assets. When assuming a temporary defensive position, the Fund usually invests its cash reserves in U.S. Government debt instruments, other unaffiliated mutual funds (money market funds) and repurchase agreements.

GEEWAX TERKER CORE VALUE FUND

The Sub-Adviser employs fundamental security analysis of individual companies which have been identified through the "bottom up" approach.

The Sub-Adviser seeks to purchase financially strong companies trading at reasonable prices. As part of its fundamental research, the Adviser may rely upon specific sources of information, including general economic and industry data as provided by the U.S. Government, various trade associations and other sources, brokerage research reports, and published corporate financial data such as annual reports, 10-Ks, and quarterly statements, as well as direct interviews with company management. The Sub-Adviser also reviews traditional financial data such as price-sales and earnings ratios, returns on assets and equity, market volatility of the company's securities, earnings growth vs. cash flow, and price to cash ratios.

WHO MANAGES OUR FUNDS

THE FUND MANAGER

Pursuant to a Master Investment Advisory Agreement adopted by the Trust for each Fund and approved by each Fund's shareholders, QFI, 1288 Valley Forge Road, Suite 71, P.O. Box 987, Valley Forge, PA 19482, provides or arranges to provide day-to-day investment advisory services to the Funds and is primarily responsible to the Board for the conduct of each Fund's investment activities. QFI prepares quarterly reports to the Board concerning the investment activities of the Funds (or more frequently if the Board requires). QFI is responsible for ensuring that the Funds are managed in accordance with their investment objectives and restrictions and is responsible for reporting any deviations to the Board and for taking such corrective actions as the Board may direct.

QFI is authorized to engage persons, subject to Board and shareholder approval, to serve the Funds as sub-advisers. These Sub-Advisers provide day-to-day investment advice and choose the securities in which the Funds will invest. The Sub-Advisers report directly to QFI, and QFI will be responsible to report to the Board for any errors or omissions made by a sub-adviser.

For its services to each Fund other than the Quaker Capital Opportunities Fund and the Quaker Small-Cap Value Fund, QFI receives an annual fee, calculated daily and paid monthly, based on the average daily net assets of each Fund. For its services, QFI is entitled to receive base investment advisory fees with respect to the Quaker Capital Opportunities Fund and the Quaker Small-Cap Value Fund; however, these fees may be higher or lower depending upon the Fund's performance relative to its relevant benchmark. If the Fund outperforms its relevant benchmark by a set amount, QFI will receive higher advisory fees. The table below sets forth the compensation rates paid to QFI for each Fund, and the rates paid to each Sub-Adviser by QFI from the fees it receives:

                                           ANNUAL FEE RATE, AS              ANNUAL FEE RATE, AS                  NET FEE RATE, AS
                                          PERCENTAGE OF AVERAGE            PERCENTAGE OF AVERAGE               PERCENTAGE OF AVERAGE
                                        DAILY NET ASSETS, PAID TO        DAILY NET ASSETS, PAID TO               DAILY NET ASSETS,
NAME OF FUND                                     QFI                        SUB-ADVISER BY QFI                    RETAINED BY QFI
------------------------------------------------------------------------------------------------------------------------------------
Quaker Strategic Growth Fund                     1.30%                               0.75%                              0.55%
Quaker Core Equity Fund                          1.05%                               0.75%                              0.30%
Quaker Small-Cap Growth Fund                     1.05%                               0.75%                              0.30%
Quaker Capital Opportunities Fund            Base Fee: 1.05%                  Base Fee: 0.75%                           0.30%
                                          Minimum Fee: 0.6416%              Minimum Fee: 0.3416%
                                          Maximum Fee: 1.55%                Maximum Fee: 1.25%
Quaker Biotech Pharma-Healthcare Fund            1.45%                               0.95%                              0.50%
Quaker Small-Cap Trend Fund               On assets to $100mm:              On assets to $100mm:                        0.50%
                                                 1.20%                               0.70%
                                           On assets > $100mm:              On assets > $100mm:
                                                 1.10%                               0.60%
Quaker Mid-Cap Value Fund                        1.05%                               0.75%                              0.30%
Quaker Small-Cap Value Fund                  Base fee: 1.20%                  Base Fee: 0.90%                           0.30%
                                           Minimum Fee: 0.60%                Minimum Fee: 0.30%
                                           Maximum Fee: 1.80%                Maximum Fee: 1.50%
Geewax Terker Core Value Fund                    1.05%                               0.75%                              0.30%
Quaker Fixed Income Fund                  On assets to $100mm:              On assets to $100mm:                        0.30%
                                                 0.65%                               0.35%
                                           On assets > $100mm:              On assets > $100mm:
                                                 0.60%                               0.30%

* See the "Adviser and Sub-Advisers" section of the Trust's Statement of Additional Information for a complete description of the possible performance based adjustment to the Adviser and Sub-Adviser's fees.

For the Trust's fiscal year ending June 30, 2004, Each Fund paid the following investment advisory fees:

NAME OF FUND                                                      ADVISORY FEES
--------------------------------------------------------------------------------
Quaker Strategic Growth Fund ...............................       $3,770,401
Quaker Core Equity Fund ....................................       $  123,481
Quaker Small-Cap Growth Fund ...............................       $   27,076
Quaker Capital Opportunities Fund ..........................       $  163,780
Quaker Biotech Pharma-Healthcare Fund ......................       $  134,383
Quaker Small-Cap Trend Fund ................................       $    4,088
Quaker Mid-Cap Value Fund ..................................       $  308,995
Quaker Small-Cap Value Fund ................................       $  299,930
Geewax Terker Core Value Fund ..............................       $   10,367
Quaker Fixed Income Fund ...................................       $   43,643

THE SUB-ADVISERS

The Trust and QFI currently have selected the following investment advisory firms to serve as Sub-Adviser to certain of the Funds:

FOR THE QUAKER STRATEGIC GROWTH FUND

DG Capital Management ("DG") located at 101 Arch Street, Suite 650, Boston, MA 02110, serves as Sub-Adviser to the Fund under a written agreement for such services approved by the Fund's shareholders on August 22, 2003. DG is a SEC registered investment adviser specializing in equity management and as of August 31, 2004, it managed in excess of $640 million in client assets.

Mr. Manu Daftary is the President of and sole shareholder of DG and has day-to-day responsibility for selecting the investments of the Quaker Strategic Growth Fund. Mr. Daftary has been responsible for the day-to-day management of the Fund's portfolio since its inception. Capital Management. Prior to August 22, 2003, Mr. Daftary was employed by QFI in the capacity of portfolio manager for the Fund. He has been with DG Capital Management since July 1996. Prior to forming DG, Mr. Daftary was a portfolio manager with Greenville Capital Management during 1995 and early 1996; was Senior Vice President/Portfolio Manager with Hellman, Jordan Management Company from 1993-1995; was co-manager of the institutional growth stock portfolio with Geewax, Terker & Co. from 1988-1993.

FOR THE QUAKER CORE EQUITY FUND, QUAKER SMALL-CAP GROWTH FUND, AND GEEWAX TERKER CORE VALUE FUND:

Geewax, Terker & Co. ("GTC"), 414 Old Baltimore Pike, P.O. Box 2700, Chadds Ford, PA, 19317, serves as Sub-Adviser to the Funds. GTC was established as a Pennsylvania partnership in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. GTC currently serves as investment adviser to over $8.2 billion in assets. GTC operates as an investment advisory firm and has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Core Equity Fund, to individuals, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since 1987. GTC is controlled by John J. Geewax and Bruce E. Terker.

John J. Geewax, general partner of GTC, has responsibility for the day-to-day management of the Fund's portfolio. Prior to establishing Geewax, Terker & Co. in 1982, Mr. Geewax served as a portfolio manager with Pennsylvania Asset Services, beginning in 1980. He was also an instructor at the Wharton School of the University of Pennsylvania from 1980 to 1982.

Messrs. Geewax and Terker, under the aegis Geewax, Terker & Co., have provided investment management services and counseling to a significant number of individual clients, large institutional clients and other registered investment companies, including the Noah Fund and Vanguard Trustees Equity Fund since founding the company. GTC has served as investment adviser to the Funds since November, 1998.

FOR THE QUAKER SMALL-CAP TREND FUND

TrendStar Advisors ("TrendStar Advisors"), LLC, located at 7300 College Blvd, Suite 308, Overland Park, KS 66210, serves as Sub-Adviser to the Fund. TrendStar Advisors, is an SEC registered investment adviser specializing in equity management and as of January 31, 2004 managed in excess of $83 million in client assets.

Mr. Thomas W. Laming founded TrendStar Advisors in August, 2003 and serves as its President and Chief Investment Officer. Mr. Laming is the lead portfolio manager for the Fund and has day-to-day responsibility for choosing the Fund's investments. Prior to founding TrendStar, Mr. Laming served as Senior Vice President and Portfolio Manager with Kornitzer Capital Management, Inc., in Shawnee Mission, Kansas, joining that firm in January 1993. While at Kornitzer, Mr. Laming was Co-Lead manager for all of the equity mutual funds at Buffalo Funds, including the Buffalo Small Cap, Mid Cap, Large Cap, and USA Global and Science & Technology funds. Previously, Mr. Laming served as a Senior Engineer at Martin Marietta in Denver, and served as a Staff Engineer with TRW at the Johnson Space Center in Houston and at TRW's Space Park Facility in Redondo Beach, California. While an engineer, Mr. Laming's work dealt primarily with spacecraft design. Mr. Laming also worked as a technology analyst with Waddell & Reed in Overland Park, Kansas. Mr. Laming is a Senior Member of the American Institute of Aeronautics and Astronautics and holds an MBA from Indiana University, a Master of Science in Aeronautics and Astronautics from the Massachusetts Institute of Technology and a Bachelor of Science, with highest distinction, in Physics from the University of Kansas.

Mr. James R. McBride is a co-founder and Vice President of TrendStar Advisors and Portfolio Manager for the Fund. Mr. McBride works closely with Mr. Laming to provide day-to-day investment management services for the Fund. Mr. McBride was also previously employed by Kornitzer Capital Management, Inc. as a Vice President and research analyst from 2000 until he left to join TrendStar in August, 2003. From 1997 to 2000 Mr. McBride was a Project Manager working in the corporate finance organizations of Hewlett Packard and Agilent Technologies. Mr. McBride earned a B.S. degree, with honors, in Mechanical Engineering from Wichita State University in 1983 and an M.B.A. in finance from Indiana University in 1989. Mr. McBride is also a graduate of the General Electric Manufacturing Management Program for Manufacturing Engineers in 1986.

FOR THE QUAKER MID-CAP VALUE FUND

Schneider Capital Management ("Schneider"), 460 East Swedesford Road, Wayne, PA 19087, serves as Sub-Adviser to the Fund. Schneider was established as a 100% employee-owned investment advisory firm in 1996 and is registered as an investment adviser with the Securities and Exchange Commission. As of June 30, 2003, Schneider managed in excess of $1.8 billion in client assets.

Arnold C. Schneider is Chief Investment Officer and principal of the firm, and serves as Portfolio Manager to the Fund. Mr. Schneider founded the firm and has a total of nineteen years of investment experience. Prior to founding Schneider, Mr. Schneider was a senior vice president and partner of the Wellington Management Company. Mr. Schneider began his career at Wellington as an analyst in 1983 and assumed portfolio management responsibility as head of the value team in 1987. Mr. Schneider received a BS in finance from the McIntire School of Commerce of the University of Virginia and is a past president of the Financial Analysts of Philadelphia.

FOR THE QUAKER SMALL-CAP VALUE FUND

Aronson+Johnson+Ortiz, LP ("AJO") serves as Sub-Adviser to the Fund. AJO, a Delaware limited partnership, was formerly Aronson+Partners, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. AJO currently serves as investment adviser to over $15 billion in assets. AJO has been rendering investment counsel utilizing investment strategies substantially similar to that of the Small-Cap Value Fund to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, charitable organizations and corporations since its inception in 1984. AJO's address is 230 South Broad Street, 20th Floor, Philadelphia, PA, 19102. AJO is managed by Theodore R. Aronson, Managing Principal since its founding. Mr. Aronson has been responsible for day-to-day management of the Fund's portfolio since its inception. Previously Mr. Aronson was a partner with Addison Capital Management.

FOR THE QUAKER FIXED-INCOME FUND

Andres Capital Management serves as Sub-Adviser to the Fund and has served as its Sub-Adviser since August, 2003. Andres Capital Management is a SEC registered investment adviser specializing in fixed income management and as of July 31, 2003 managed in excess of $100 million in client assets.

Mr. Robert P. Andres is President and CEO of Andres Capital Management. He began his investment career in the Municipal Bond Division of J.P. Morgan. Subsequently, he held the position of National Sales Manager Municipal Securities at both Kidder Peabody and Merrill Lynch. He spent 17 years at Merrill Lynch, where from 1983 to 1987 he held the title of Vice President and Manager, Secondary Corporate Bond Trading. In addition, he was named President of Merrill Lynch Mortgage Capital Corporation, a position he held until May, 1987. He then became a partner and Senior Vice President of R. Seelaus and Company, a regional Municipal Bond Dealer. Mr. Andres resigned his position in February, 1989 to form Martindale Andres and Godshalk and Company, Inc., a Philadelphia based asset Management Company. He acted as the firm's Chief Operating Officer and Chief Investment Officer Fixed Income. In 1995, Mr. Andres and his partner sold the asset management business to Keystone Financial. He continued to serve as Chief Operating Officer and Chief Investment Officer Fixed Income for the surviving entity until October 2000. Subsequently, Mr. Andres became a partner and the Chief Investment Officer of the Swarthmore Group, an investment management firm. He resigned that position to form Andres Capital Management in 2002.

FOR THE QUAKER CAPITAL OPPORTUNITIES FUND

Knott Capital Management ("Knott"), 1234 West Chester Pike, Suite 200, West Chester, PA 19382, serves as Sub-Adviser to the Fund.

Knott was established in 1998 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Knott operates as an investment advisory firm and has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, pension and profit sharing plans, and trusts since 1998.

Charles A. Knott is the founder, Chairman and Chief Investment Officer of Knott Capital. He is also lead portfolio manager for the Fund and has more than 35 years' investment experience, including more than 20 years with bank trust departments. In addition to holding the CIO position at several large institutions, he has served as the Deputy Banking Commissioner for the State of Maryland. He has offered his testimony as an expert witness before the Federal Reserve Banking Committee, as well as appearing on radio, television and in The Wall Street Journal. Charles is a graduate of Loyola College in Baltimore, MD.

J. Michael Barron is Chief Executive Officer of Knott Capital Management as well as a portfolio manager for the Fund since January of 2001. Michael has 10 years of investment industry experience. From 1998 to 2000, he was Director of Real Estate Securities for INVESCO overseeing the management of $1 billion dollars in client assets. He has been a featured speaker at many industry and association conferences. He is an active member of IMCA and NAREIT. Michael is a graduate of Villanova University, in Villanova, PA and a CFA candidate.

FOR THE QUAKER BIOTECH PHARMA-HEALTHCARE FUND

Sectoral Asset Management, LLC ("S.A.M."), 1000 Sherbrooke Street West, Suite 2120, Montreal, Quebec, serves as Sub-Adviser to the Fund. S.A.M. was established in October, 2000 and is registered as an investment adviser in the United States under the Investment Advisers Act of 1940, as amended. S.A.M currently serves as investment adviser to over $2.4 billion in assets. S.A.M. operates as an investment advisory firm and has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, pension and profit sharing plans, trusts, estates, and corporations since 2000. S.A.M. is 100% employee owned and operated. S.A.M.'s majority shareholders are Messrs. Jerome Pfund, CFA and Michael Sjostrom CFA.

Messrs. Michael Sjostrom, CFA and Jerome Pfund, CFA head the team of investment professionals who engage in the day-to-day management of the Fund's portfolio.

Michael Sjostrom, CFA: Co-Founder, Chief Investment Officer of Sectoral Asset Management (S.A.M.). Mr. Sjostrom was born in Denmark and raised in Switzerland. He graduated in 1987 from the St. Gallen School of Economics, Law, Business and Public Administration in Switzerland with an M.B.A. in Finance and Economics. He joined Pictet & Cie in 1993 as a pharmaceutical analyst after working for two other Swiss banks. He has been the portfolio manager of Pictet Global Sector Biotech Fund since its inception in 1994 and was head of the pharma analyst team for Pictet & Cie from 1994-2000. He is also co-founder of the Swiss Society for Investment Professionals.

Jerome Pfund, CFA: Co-Founder and Chief Executive Officer of Sectoral Asset Management. Mr. Pfund was born and raised in Switzerland. He graduated in 1987 from the St Gallen School of Economics, Law, Business and Public Administration with an MBA in Banking. He joined Pictet & Cie in 1989 and was head of pharmaceutical analysis in the bank's institutional asset management business. From 1994 until 1997, he acted as the unit's Chief Investment Officer. In 1997 he moved to Montreal, Canada to assume the function of CEO of the North American operations of Pictet& Cie. In 1996, he co-founded the Swiss Society of Investment Professionals, the Swiss local society of the Association for Investment Management and Research (AIMR). He was also a captain of a Special Forces unit of the Swiss Army until his departure from Switzerland. In October 2000, he left Pictet & Cie to found Sectoral Asset Management together with Michael Sjostrom.

HOW TO BUY AND SELL SHARES

INVESTING IN THE FUNDS

Shares of each Fund are offered at the public offering price ("POP") for each share class. The public offering price is each share's next calculated net asset value ("NAV") after the order is placed, plus the applicable sales charge, if any. NAV per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding. Each Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. If market prices are unavailable or the Trust believes they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Some Funds hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. Securities for which quotations are not available and any other assets are valued at fair market value as determined in good faith by each Fund's Sub-Adviser, subject to the review and supervision of the Adviser and Board of Trustees. Each Fund's per share NAV and POP is computed on all days on which the New York Stock Exchange ("NYSE") is open for business, at the close of regular trading hours on the exchange, currently 4:00 p.m. Eastern time. In the event that the NYSE closes early, the share price will be determined as of the time of closing.

SHARE CLASSES OFFERED

VARIABLE PRICING SYSTEM

Each Fund in the Quaker Family of Funds offers one or more classes of shares. The main differences between each share class are sales charges, ongoing fees and investment minimums. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold your shares. Each share class in any Fund represents an interest in the same portfolio of investments in that Fund. The following table shows the share classes are offered by each Fund:

FUNDS AND SHARE CLASSES

-------------------------------------------------------------------------------------------------------------
                                                           CLASS A     CLASS B*     CLASS C     INSTITUTIONAL
-------------------------------------------------------------------------------------------------------------
                                  GROWTH FUNDS
-------------------------------------------------------------------------------------------------------------
Quaker Strategic Growth Fund                                |X|           |X|          |X|           |X|
Quaker Core Equity Fund                                     |X|           |X|          |X|           |X|
Quaker Small-Cap Growth Fund                                |X|           |X|          |X|           |X|
Quaker Capital Opportunities Fund                           |X|           |X|          |X|
Quaker Biotech Pharma-Healthcare Fund                       |X|           |X|          |X|
-------------------------------------------------------------------------------------------------------------
                                  BLENDED FUND
-------------------------------------------------------------------------------------------------------------
Quaker Small-Cap Trend Fund                                 |X|                        |X|           |X|
-------------------------------------------------------------------------------------------------------------
                                   VALUE FUNDS
-------------------------------------------------------------------------------------------------------------
Quaker Mid-Cap Value Fund                                   |X|           |X|          |X|           |X|
Quaker Small-Cap Value Fund                                 |X|           |X|          |X|           |X|
Geewax Terker Core Value Fund                               |X|           |X|          |X|
-------------------------------------------------------------------------------------------------------------
                               FIXED INCOME FUNDS
-------------------------------------------------------------------------------------------------------------
Quaker Fixed Income Fund                                    |X|           |X|          |X|           |X|

* The Trust has suspended sales of each Fund's Class B shares. See "Class B Shares" on page 43 for details.

SALES CHARGES

CLASS A SHARES

Class A shares of each Fund are offered at their POP, which is NAV share plus the applicable initial sales charge. The sales charge varies depending on how much money you invest. There are no sales charges on reinvested dividends or other distributions. The following initial sales charges apply to your purchases of Class A shares of each Fund except the Quaker Fixed Income Fund:

Citco Mutual Fund Distributors, Inc. ("CMFD" or the "Distributor") the Trust's distributor, will pay the applicable dealer concession described below to those selected dealers who have entered into an agreement with CMFD to sell Class A shares of the Funds. The dealer's concession may be changed from time to time. CMFD may from time to time offer incentive compensation to dealers who sell shares of the Funds subject to sales charges, allowing such dealers to retain an additional portion of the sales load. A dealer who receives 90% or more of the sales load may be deemed to be an "Underwriter" under the Securities Act of 1933, as amended. The Trust and CMFD have authorized one or more brokers to accept purchase and redemption orders on the Trust's behalf and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf.

The following sales charges apply to your purchases of each Fund except for Quaker Fixed Income Fund:

                         SALES CHARGE        SALES CHARGE
                          AS A % OF            AS A % OF              DEALER
AMOUNT INVESTED        OFFERING PRICE     NET AMOUNT INVESTED       REALLOWANCE
--------------------------------------------------------------------------------
Less than $49,999         5.50%                  5.82%                 5.00%
$50,000 to $99,999        4.75%                  4.99%                 4.25%
$100,000 to $249,999      3.75%                  3.90%                 3.25%
$250,000 to $499,999      2.75%                  2.83%                 2.50%
$500,000 to $999,999      2.00%                  2.04%                 1.75%
$1,000,000 or more        1.00%                  1.01%                 0.75%

The following sales charges apply to your purchases of Class A shares of the Quaker Fixed-Income Fund:

                         SALES CHARGE        SALES CHARGE
                          AS A % OF            AS A % OF              DEALER
AMOUNT INVESTED        OFFERING PRICE     NET AMOUNT INVESTED       REALLOWANCE
--------------------------------------------------------------------------------
Less than $99,999          4.25%                 4.44%                 4.00%
$100,000 to $249,999       3.75%                 3.90%                 3.50%
$250,000 to $499,999       2.75%                 2.83%                 2.50%
$500,000 to $999,999       2.00%                 2.04%                 1.75%
$1,000,000 or more         1.00%                 1.01%                 0.75%

EXEMPTIONS FROM SALES CHARGES

The Trust will waive sales charges for purchases by fee-based registered investment advisers for their clients, broker/dealers with wrap fee accounts, registered investment advisers or brokers for their own accounts, employees and employee-related accounts of the Adviser and Sub-Advisers, Trustees and affiliated persons of the Trust, and for an organization's qualified retirement plan that places either (i) 100 or more participants or (ii) $300,000 or more of combined participant initial assets into the Funds, in the aggregate. For purchasers that qualify for the foregoing fee waiver, shares will be purchased at NAV. Additionally, Shareholders of those Funds in 2000 previously offered as a No-Load Class had at that time approved the conversion of No-Load Class shares, previously the only share class offered by those Funds, to Class A shares. As part of that approval, any shareholder of those Funds that converted its No-Load Class shares to Class A shares who purchased shares prior to June 23, 2000 are exempt from sales charges on all future purchases of Class A shares of those Funds in their account. This permanent exemption does not apply to new accounts opened after June 23, 2000 and to accounts of an otherwise exempt shareholder opened in another name.

REDUCED SALES CHARGES

You may qualify for a reduced sales charge by aggregating the net asset value of all your load shares previously purchased in all Funds with the dollar amount of shares to be purchased. For example, if you already owned Class A shares in the Quaker Core Equity Fund with a combined aggregate net asset value of $450,000, and you decided to purchase an additional $60,000 of Class A shares of the Quaker Strategic Growth Fund, there would be a sales charge of 2.00% on your $60,000 purchase instead of the normal 4.75% on that purchase, because you had accumulated more than $500,000 total in the Funds.

LETTER OF INTENT

You can immediately qualify for a reduced sales charge or have the sales charge eliminated by signing a non-binding letter of intent stating your intention to buy an amount of shares in the Fund(s) during the next thirteen (13) months sufficient to qualify for the reduction. Your letter will not apply to purchases made more than 90 days prior to the letter. During the term of your letter of intent, the transfer agent will hold in escrow shares representing the highest applicable sales load for the Fund(s) each time you make a purchase. Any shares you redeem during that period will count against your commitment. If, by the end of your commitment term, you have purchased all the shares you committed to purchase, the escrowed shares will be released to you. If you have not purchased the full amount of your commitment, your escrowed shares will be redeemed in an amount equal to the sales charge that would apply if you had purchased the actual amount in your account all at once. Any escrowed shares not needed to satisfy that charge would be released to you.

CLASS B SHARES

Effective as of December 31, 2003, the Trust has ceased the sale of its Class B Shares of its Funds to new investors for all of its series portfolios they offer. Additionally, since its inception in 2004, the Quaker Small-Cap Trend Fund did not offer Class B Shares. Existing Class B shareholders of those Funds which previously offered Class B shares may make future purchases in Quaker Funds' Class A Shares and Class C Shares. Existing shareholders of Class B Shares may qualify for a reduced sales charge by aggregating the net asset value of existing Class B Shares previously purchased in all Funds with the dollar amount of new Class A Shares purchased. In addition, existing Class B shareholders may continue to exchange Class B Shares of a Fund for shares of any other Fund that offers Class B Shares.

Existing Class B shareholders will continue to be subject to a Contingent Deferred Sales Charge ("CDSC") if Class B shares are redeemed within seven years of purchase. If a CDSC is imposed, it will be calculated on an amount equal to the lesser of the net asset value at the time the shares are redeemed or the original cost of the shares redeemed. What this means is that no sales charge is imposed on increases in the net asset value of your shares above their original purchase price. Also, no charge is assessed on shares derived from reinvestment of dividend or capital gains distributions.

The amount of the CDSC, if any, varies depending on the number of years you have held your shares. To determine that time period, all purchases made in any month are aggregated together and deemed to have been made on the last day of the month. For Class B shares, the following CDSC charges apply:

                                                        CDSC AS A PERCENTAGE OF
                                                        REDEMPTION PROCEEDS OR
        REDEMPTION WITHIN                                    ORIGINAL COST
--------------------------------------------------------------------------------
  1st Year ...............................................      5.00%
  2nd Year ...............................................      4.00%
  3rd Year ...............................................      3.00%
  4th Year ...............................................      3.00%
  5th Year ...............................................      2.00%
  6th Year ...............................................      1.00%
  7th Year and Thereafter ................................       None

When you send a redemption request to the Trust, unless you specify otherwise, Fund shares not subject to the CDSC are redeemed first, then shares that have been held the longest, and so on. That way, you will be subject to the smallest charge possible.

CDSC WAIVERS

The CDSC is waived on redemptions of Class B shares (i) following the death or disability (as defined in the IRS Code) of a shareholder (ii) in connection with certain distributions from an IRA or other retirement plan (iii) for annual withdrawals up to 10% of the value of the account, and (iv) pursuant to the right of the Trust to liquidate a shareholder's account.

CONVERSION FEATURE

Class B shares outstanding automatically convert to Class A shares once the economic equivalent of a 5.00% sales charge is recovered by the Fund(s) for each investment account, normally after 7 years. The sales charge is recoverable by the Fund(s) through the distribution and servicing fees paid under each Fund's Plan of Distribution for its Class B shares. Class B shares converting to Class A shares are not subject to additional sales charges. You should be aware that the recovery of the economic equivalent of the applicable sales charge may take longer than seven years in the event of adverse market conditions. In such an event, the 12b-1 fees applicable to Class B shares would continue until the sales charge was recovered. Thereafter, the shares would then automatically convert to Class shares of the relevant Fund.

CLASS C SHARES

Class C Shares are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund(s) of your choice. However, Class C shares pay an annual 12b-1 shareholder servicing fee of 0.25% of average daily net assets and an additional distribution fee of 0.75% per annum of average daily net assets.

In order to recover commissions paid to dealers on investments in Class C Shares, you will be charged a contingent deferred sales charge ("CDSC") of 1.00% of the value of your redemption if you redeem your shares within thirteen months from the date of purchase. You will not be charged a CDSC on reinvested dividends or capital gain amounts purchased more than thirteen months prior to the redemption and increases in the value of your shares.

INSTITUTIONAL CLASS SHARES

The Trust also offers Institutional Class Shares for certain Funds. This share class is sold without any sales loads or CDSCs. However, the minimum initial and subsequent investment in institutional shares is $1 million. This share class is designed for large institutions. Employees of the Fund Adviser and employees of the Fund's Sub-Advisers, Trustees and affiliated persons of the Trust may also qualify for Institutional share purchases.

FACTORS TO CONSIDER WHEN CHOOSING A SHARE CLASS

When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund(s), and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C or Class B shares will be greater than the front-end sales charge of Class A shares and to what extent such differences may be offset by the lower ongoing expenses on Class A shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of each Fund's expenses over time in the "ABOUT OUR FUNDS" Section of this Prospectus.

DISTRIBUTION AND SERVICE FEES

The Trust has adopted distribution and shareholder servicing plans (the "Distribution Plans"), pursuant to Rule 12b-1 under the 1940 Act by class of shares, for each Fund. The Distribution Plans provide for fees to be deducted from the average net assets of the Funds in order to compensate the Distributor, QFI or others for expenses relating to the promotion and sale of shares of each Fund. Because these fees are paid out of a Fund's assets on an on-going basis over time. These fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the Class A Plan, the Class A shares of each Fund compensate the Distributor, QFI and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of each Fund's average daily net assets attributable to Class A shares.

Under the Class B Plan, the Class B shares of each Fund compensate the Distributor, QFI and others for distribution and service fees at an annual rate of 1.00% (0.25% of which is a service fee) payable on a monthly basis, of each Fund's average daily net assets attributable to Class B shares. Amounts paid under the Class B Plan are paid to the Distributor, QFI and others to compensate them for services provided and expenses incurred in the distribution of Class B shares, including the paying of commissions for sales of Class B shares. The Class B Plan is designed to allow investors to purchase Class B shares without incurring a front-end sales load and to permit QFI to compensate authorized dealers for selling such shares. Accordingly, the Class B Plan combined with the CDSC for Class B shares is to provide for the financing of the distribution of Class B shares. The 12b-1 fees payable with respect to Class B shares will be paid by the Distributor to QFI for the first thirteen months after the shares are purchased. Thereafter, 0.75% of the 12b-1 fee is paid by the Distributor to QFI to assist in the recovery of the advanced commission paid to selling brokers, and 0.25% may be paid to selling brokers that provide continuing services to the Fund's shareholders.

Under the Class C Plan, Class C shares of each Fund compensate the Distributor, QFI and others for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee) payable on a monthly basis, of each Fund's average daily net assets attributable to Class C shares. Amounts paid under the Class C Plan are paid to the Distributor, QFI and others to compensate them for services provided and expenses incurred in the distribution of Class C shares, including the paying of ongoing shareholder servicing fees to persons who have sold Class C shares. The Class C Plan is designed to allow investors to purchase Class C shares without incurring a front-end sales load or a CDSC charge and to permit the distributor to compensate authorized dealers for selling such shares. Accordingly, the Class C Plan's purpose is to provide for the financing of the distribution of Class C shares. The 12b-1 fees payable on Class C shares will be paid by the Distributor to QFI for the first thirteen months after the shares are purchased.

The Institutional Class shares have no distribution or service fees.

The Distribution Plans provide that the Funds may finance activities which are primarily intended to result in the sale of the Funds' shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature and payments to dealers and shareholder servicing agents.

The Distribution Plans are reviewed annually by the Trust's Board of Trustees and may be renewed only by majority vote of the shareholders of the Funds' Classes to which each Plan applies or by majority vote of the Board, and in both cases also a majority vote of the "disinterested" Trustees of the Trust, as that term is defined in the 1940 Act.

MINIMUM INVESTMENT AMOUNTS

Your purchase of Fund shares is subject to the following minimum investment amounts:

                               MINIMUM               MINIMUM
TYPE OF                      INVESTMENT             SUBSEQUENT
ACCOUNT                    TO OPEN ACCOUNT          INVESTMENTS
--------------------------------------------------------------------------------
REGULAR                        $2,000                  $100
IRAs                           $1,000                  $100
--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT PLAN MINIMUMS

                                                       MINIMUM
                              MINIMUM                 SUBSEQUENT
TYPE OF                      INVESTMENT                MONTHLY
ACCOUNT                   TO OPEN ACCOUNT            INVESTMENTS
--------------------------------------------------------------------------------
REGULAR                       $2,000                     $100
IRAs                          $1,000                     $100
--------------------------------------------------------------------------------

THE MINIMUM INVESTMENT IN INSTITUTIONAL CLASS SHARES IS $1 MILLION.

REGISTRATION OF SHARE CLASSES

Not all share classes of the Quaker Funds are qualified or registered for sale in all states. Shares of the Funds may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor's state of residence.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit cards or third party checks will be accepted. A $25 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predestinated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund(s) to cover any resulting losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund(s).

Your investment in the Fund(s) should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Trust reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Funds, which includes investors with a history of excessive trading. The Trust also reserves the right to stop offering shares of any Fund at any time.

OPENING AND ADDING TO YOUR ACCOUNT

You can invest in the Funds by mail, wire transfer and through participating financial service professionals as set forth below. Federal law requires the Quaker Funds to obtain, verify and record information that identifies each person who opens an account. When opening your account, you will be asked to provide your name, address, date of birth (as applicable) and other information so that we may identify you. If this information is not provided, Quaker Funds will be unable to open your account. After you have established your account, you may also make subsequent purchases by telephone. You may also invest in the Funds through an automatic payment plan. Any questions you may have can be answered by calling the Funds, toll free, at 1-800-220-8888.

PURCHASES THROUGH FINANCIAL SERVICE ORGANIZATIONS

You may purchase shares of the Funds through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Funds. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

PURCHASING SHARES BY MAIL

To purchase shares by mail, simply complete the Account Application included with this Prospectus, make a check payable to Fund of your choice, and mail the Form and check to:

                                The Quaker Funds
                      c/o Citco Mutual Fund Services, Inc.
                                 P.O. Box C1100
                           Southeastern, PA 19398-1100

For Overnight or Special Delivery:

                                The Quaker Funds
                      c/o Citco Mutual Fund Services, Inc.
                       83 General Warren Blvd., Suite 200
                               Malvern, PA 19355

Your purchase order, if accompanied by payment, will be processed upon receipt by Citco Mutual Fund Services, Inc., the Fund's transfer agent ("Transfer Agent"). If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 p.m. Eastern time), your shares will be purchased at the Fund's POP calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the POP determined as of the close of regular trading on the next business day.

PURCHASING SHARES BY WIRE TRANSFER

To make an initial purchase of shares by wire transfer, take the following steps:

      1.    Call 1-800-220-8888 to inform us that a wire is being sent.

      2.    Obtain an account number from the Transfer Agent.

      3. Fill out, fax (610-296-8516), then mail the Account Application to the Transfer Agent

      4.    Ask your bank to wire funds to the account of:

                       Wachovia Bank National Association
                                  Avondale, PA
                                 ABA # 031201467
                       For Credit to Acct # 2000014666991
                   For Further Credit to(Your Name & Acct. #)

Include your name(s), address and taxpayer identification number or social security number on the wire. The wire should state that you are opening a new Fund account.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Account Application with the Transfer Agent before any of the shares purchased can be redeemed. Either fill out and mail the Account Application included with this prospectus, or call the Transfer Agent and they will send you an application. You should contact your bank (which must be a commercial bank that is a member of the Federal Reserve System) for information on sending money by wire, including any charges that your bank may make for these services.

AUTOMATIC INVESTMENT PLAN

You may purchase shares of the Funds through an Automatic Investment Plan. The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Funds. You can take advantage of the plan by filling out the Automatic Investment Plan application included with this prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if it does so. For more information, call the Funds at 1-800-220-8888.

TELEPHONE PURCHASES

In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share POP determined at the close of business on the day the Transfer Agent receives payment through the ACH. Call the Funds for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the ACH. Most transfers are completed within three business days of your call. To preserve flexibility, the Trust may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Trust does not currently expect to charge such a fee.

The Trust's Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Trust will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Trust shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Trust and/or the Transfer Agent have failed to follow procedures reasonably designed to prevent losses. However, if the Trust and/or the Transfer Agent fails to follow such procedures, it may be liable for such losses.

MISCELLANEOUS PURCHASE INFORMATION

The Funds reserve the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer, check or money order drawn on a U.S. bank, savings & loan or credit union. The Funds' custodian will charge a $25.00 fee against your account, in addition to any loss sustained by the Fund(s), for any payment check returned to the custodian for insufficient funds.

If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. Eastern time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Trust will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

HOW TO SELL (REDEEM) YOUR SHARES

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

BY MAIL:

Redemption requests should be mailed via U.S. mail to:

                                The Quaker Funds
                      c/o Citco Mutual Fund Services, Inc.
                                 P.O. Box C1100
                           Southeastern, PA 19398-1100

or by overnight or special delivery to:

                                The Quaker Funds
                      c/o Citco Mutual Fund Services, Inc.
                       83 General Warren Blvd., Suite 200
                               Malvern, PA 19355

The selling price of the shares being redeemed will be the Fund's per share NAV next calculated after receipt of all required documents in "Good Order." "Good Order" means that the request must include:

1.    Your account number;

2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3. The signatures of all account owners exactly as they are registered on the account;

4.    Any required signature guarantees; and

5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

SIGNATURE GUARANTEES

A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

(a)   if you change the ownership on your account;

(b) when you want the redemption proceeds sent to a different address than is registered on the account;

(c) if the proceeds are to be made payable to someone other than the account's owner(s);

(d)   any redemption transmitted by federal wire transfer to your bank; and

(e) if a change of address request has been received by the Trust or Transfer Agent within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $25,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in "Good Order".

Signature guarantees are designed to protect both you and the Trust from fraud. To obtain a signature guarantee, you should visit a bank, trust company, participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP"). (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guarantee."

BY TELEPHONE

You may redeem your shares in the Fund(s) by calling the Funds at 1-800-220-8888 if you elected to use telephone redemption on your Account Application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Trust or the Transfer Agent within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Funds by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.

If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund(s) may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

BY WIRE

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Custodian may charge a fee (currently $25) for outgoing wires.

REDEMPTION AT THE OPTION OF THE TRUST

If the value of the shares in your account falls to less than $2,000, the Trust may notify you that, unless your account is increased to $2,000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $2,000 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $2000 as the result of market action. The Trust reserves this right because of the expense to the Funds of maintaining very small accounts. In addition, the Trust reserves the right to redeem your shares and close your account if it is unable to verify your identity. In such a circumstance, Fund shares will be valued at the NAV next calculated after a determination has been made to close your account.

EXCHANGE FEATURE.

Generally, you may exchange your shares of the Funds for the same share class of any other Fund without incurring any additional sales charges. In addition, Class A shareholders of a Fund may exchange into the Quaker Reserve Money Market Account - Class I and Class B and Class C shareholders of a Fund may exchange into the Quaker Reserve Money Market Account - Class II without incurring any additional sales charges (the Quaker Reserve Money Market Account - Class I and the Quaker Reserve Money Market Account - Class II will be referred to herein as the "Money Market Account")

If you exchange shares of a Fund that are subject to a CDSC into shares of another Fund or a Money Market Account, we will calculate the holding period for purposes of calculating the CDSC from the date you made your original purchase and not the date you exchanged your shares.

Money Market Account shares are available only as an exchange option for Fund shareholders. Money Market Account shares acquired through an exchange may be exchanged back into Fund shares without the imposition of an additional sales load. Shares of the Money Market Account are not offered by this prospectus but are available through an arrangement between CQFD and The Reserve Funds. Please contact the Trust or your financial professional to receive a prospectus for the Money Market Account.

An exchange involves the simultaneous redemption of shares of one Fund and purchase of shares of another Fund at each Fund's respective closing NAV next determined after a request for exchange has been received, and is a taxable transaction. You may direct the Trust to exchange your shares by contacting the Transfer Agent. The request must be signed exactly as your name appears on your account and it must also provide your account number, number of shares to be exchanged, the names of the Fund(s) to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares.

A pattern of frequent exchange transactions may be deemed by the Trust to be an abusive practice that is not in the best interests of current shareholders of the Funds. Such a pattern may, at the discretion of the Trust, be limited by that Fund's refusal to accept further purchase and/or exchange orders, after providing the investor with 30 days prior notice. The Trust will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Funds or its other shareholders. The Board of Trustees of the Trust reserves the right to suspend or terminate, or amend the terms of the exchange privilege upon 30 days written notice to shareholders.

SYSTEMATIC WITHDRAWAL PLAN

Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. Each Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Account Application, or is available by calling the Trust. If you prefer to receive systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the Account Application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The Account Application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Trust upon sixty days written notice or by a shareholder upon written notice to the Funds. Account applications and further details may be obtained by calling the Trust at 800-220-8888 or by writing to the Transfer Agent.

Although it would not normally do so, the Quaker Funds reserve the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities.

DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Funds are derived from each Fund's net investment income. Net investment income will be distributed at least annually. Each Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

A Fund realizes capital gains when it sells a security for more than it paid for it. A Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund(s). You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent at the address shown above.

TAX CONSIDERATIONS

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you.

Each Fund intends to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities.

In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, distributions declared in December but paid in January are taxable as if they were paid in December.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by certain Funds may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

You will be advised annually of the source of distributions of federal income tax purposes.

If you fail to furnish your social security or other tax identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so.

Unless you invest in a tax-deferred retirement account (such as an IRA), you should be careful to consider tax implications of buying shares of a Fund just prior to a distribution. This is known as "buying a dividend." The price of such shares include the amount of any forthcoming distribution and you will be receiving, in the form of a taxable distribution, a portion of the money you just invested (even if the distribution is invested in additional Fund shares).

A sales or redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

GENERAL INFORMATION

The Funds will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

In reports or other communications to investors, or in advertising material, the Funds may describe general economic and market conditions affecting the Funds and may compare their performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Funds may also, from time to time, compare their performance to the one or more appropriate indices.

According to the law of Massachusetts under which the Trust is organized, and the Company's Amended and Restated Declaration of Trust and by-laws, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. Accordingly, the Trust will not hold annual shareholder meetings unless required to do so under the Act. Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors. The Trust will render assistance to shareholders in connection with their efforts to arrange a shareholder meeting as required under Section 16(c) of the 1940 Act, as amended.

Protecting your personal information is a priority for the Trust and our privacy policy has been designed to support this objective. The Trust may collect non-public personal information from you in the following ways:

1. From information provided by you on applications or other forms submitted to the Trust or to the Transfer Agent; and

2.    From information arising from your investment in the Fund(s).

The Trust utilizes electronic, procedural and physical controls in keeping with industry standards and procedures. For example, the Trust authorizes access to your personal and account information on a "needs information only" basis to personnel utilizing this information to provide products or services to you.

The Trust does not disclose any non-public personal information about you, except as permitted or required by law. For example, the Trust has entered into arrangements with the Fund Manager, Transfer Agent, Principal Underwriter, and Advisers to provide investment advisory, administrative and other services, and the Trust may disclose information about you or information that you have provided to the Fund to these parties in connection with each party's responsibilities to the Funds.

The Board of Trustees of the Trust has approved a Code of Ethics (the "Code") for the Trust, Fund Manager, Sub-Advisers and Principal Underwriter. Each Code governs the personal activities of persons who may have knowledge of the investment activities of the Funds, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Funds. The Board is responsible for overseeing the implementation of the Codes. The Trust has filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

The Board of Trustees of the Trust has also approved anti-money laundering procedures which it believes are reasonably designed to detect and prevent attempts to utilize the Funds for illegal purposes. Day to day responsibility for the monitoring of such activities has been delegated to the Transfer Agent, subject to Board oversight and periodic independent audit.

FINANCIAL HIGHLIGHTS

The financial highlights table is to help you understand the Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate than an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial information included in the tables below for the fiscal year ended June 30 of each time period have been audited by Briggs, Bunting, & Dougherty, LLP, independent registered public accounting firm whose report, along with the respective Fund's financial statements. The information in the tables below for each of the four years ending June 30, 2004 should be read in conjunction with each Fund's latest audited financial statements. Information in the tables below for the period ending June 30, 2000 should be read in conjunction with the Fund's June 30, 2003 audited financial statements. Each financial statement may be obtained without charge by contacting the Trust. The information contained below for periods prior to June 30, 2001 is for a class of shares no longer offered by the Funds. However, since all share classes of each Fund are invested in the same portfolio of securities, the returns shown below will vary only to the extent that the various share classes have different sales charges and ongoing expenses. Information for the periods ending June 30, 2001, 2002, 2003, & 2004 reflect the performance of Class A shares, unless otherwise indicated.

                                                                                                          FOR THE
                                                                                                          PERIOD
                                                                                                        FROM JULY 6,
                                                                                                           2000
                                                                                                       (COMMENCEMENT
                                                                                                       OF OPERATIONS)
                                                                                                        TO JUNE 30,
QUAKER STRATEGIC GROWTH FUND YEAR ENDED JUNE 30,            2004           2003            2002             2001           2000
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ................   $     16.67     $     16.03         $18.69      $     22.64     $     14.10
                                                        ---------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income ............................         (0.27)*         (0.19)          (0.16)           0.17            0.24
   Net Gains or Losses on Securities (both realized
      and unrealized) ...............................          4.31*           0.83           (2.46)          (1.24)           9.88
                                                        ---------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS ....................          4.04            0.64           (2.62)          (1.07)          10.12
                                                        ---------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends (from net investment income) ...........          0.00            0.00           (0.04)          (0.34)          (0.06)
   Distributions (from capital gains) ...............          0.00            0.00            0.00           (2.54)          (1.52)
   Returns of Capital ...............................          0.00            0.00            0.00            0.00            0.00
                                                        ---------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................          0.00            0.00           (0.04)          (2.88)          (1.58)
                                                        ---------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................   $     20.71     $     16.67         $16.03      $     18.69     $     22.64

TOTAL RETURN ........................................         24.24%           3.99%         (14.03)%         (5.06)%b        73.68%

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000'S OMITTED) ...........   $   307,744     $   149,677       $159,755      $    64,637     $    18,463

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees ....          2.16%           2.16%           2.20%           2.32%a          2.02%
   After expense reimbursements and waived fees .....          2.16%           2.16%           2.20%           2.32%a          1.57%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees ....         (1.41)%         (1.24)%         (0.93)%          0.88%a          1.40%
   After expense reimbursements and waived fees .....         (1.41)%         (1.24)%         (0.93)%          0.88%a          1.84%

PORTFOLIO TURNOVER RATE .............................        332.70%         401.43%         523.87%         641.59%         886.14%

a     Annualized
b     Aggregate total return, not annualized

*     Based on the average daily number of shares outstanding during the period.

QUAKER CORE EQUITY FUND YEAR ENDED JUNE 30,                 2004           2003            2002             2001          2000
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ................   $      9.69     $      9.64     $     12.48     $     20.31    $     17.78
                                                        ----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

   Net Investment Income ............................         (0.11)*         (0.11)          (0.15)          (0.25)         (0.18)
   Net Gains or Losses on Securities (both realized
      and unrealized) ...............................          1.77*           0.16           (2.69)          (7.28)          3.09
                                                        ----------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS ....................          1.66            0.05           (2.84)          (7.53)          2.91
                                                        ----------------------------------------------------------------------------
LESS DISTRIBUTIONS:

   Dividends (from net investment income) ...........          0.00            0.00            0.00            0.00           0.00
   Distributions (from capital gains) ...............          0.00            0.00            0.00           (0.30)         (0.38)
   Returns of Capital ...............................          0.00            0.00            0.00            0.00           0.00
                                                        ----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................          0.00            0.00            0.00           (0.30)         (0.38)
                                                        ----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................   $     11.35     $      9.69     $      9.64     $     12.48    $     20.31

TOTAL RETURN ........................................         17.13%           0.52%         (22.76)%        (37.33)%        16.34%

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000'S OMITTED) ...........   $     8,604     $     7,687     $    10,504     $    13,888    $    30,275

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before expense reimbursements and waived fees .....          2.10%           2.02%           2.21%           2.11%          1.70%
  After expense reimbursements and waived fees ......          2.10%           2.02%           2.21%           2.11%          1.48%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET
ASSETS:
  Before expense reimbursements and waived fees .....         (1.03)%         (1.18)%         (1.32)%         (1.58)%        (1.17)%
  After expense reimbursements and waived fees ......         (1.03)%         (1.18)%         (1.32)%         (1.58)%        (0.95)%

PORTFOLIO TURNOVER RATE .............................        239.70%         223.82%         124.48%         127.53%         82.54%

*     Based on the average daily number of shares outstanding during the period.

                                                                                        FOR THE PERIOD FROM
                                                                                          JUNE 14, 2001
                                                                                         (COMMENCEMENT OF
                                                                                          OPERATIONS) TO
QUAKER SMALL-CAP GROWTH FUND YEAR ENDED JUNE 30,          2004       2003        2002     JUNE 30, 2001
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ................   $  6.71     $  7.71     $  8.89       $  8.71
                                                        ----------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

   Net Investment Income ............................     (0.13)*     (0.15)      (0.20)        (0.01)
   Net Gains or Losses on Securities (both realized
      and unrealized) ...............................      1.99*      (0.85)      (0.98)         0.19
                                                        ----------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS ....................      1.86       (1.00)      (1.18)         0.18
                                                        ----------------------------------------------
LESS DISTRIBUTIONS:
   Dividends (from net investment income) ...........      0.00        0.00        0.00          0.00
   Distributions (from capital gains) ...............      0.00        0.00        0.00          0.00
   Returns of Capital ...............................      0.00        0.00        0.00          0.00
                                                        ----------------------------------------------
TOTAL DISTRIBUTIONS .................................      0.00        0.00        0.00          0.00
                                                        ----------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................   $  8.57     $  6.71     $  7.71       $  8.89

TOTAL RETURN ........................................     27.72%     (12.97)%    (13.27)%        2.07%b

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000'S OMITTED) ...........   $   291     $   117     $   140       $    31

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees ....      2.09%       2.63%       2.61%         2.86%a
   After expense reimbursements and waived fees .....      2.09%       2.63%       2.61%         2.26%a

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees ....     (1.62)%     (2.20)%     (2.35)%       (2.49)%a
   After expense reimbursements and waived fees .....     (1.62)%     (2.20)%     (2.35)%       (2.02)%a

PORTFOLIO TURNOVER RATE .............................    191.91%     250.36%     154.51%       151.73%

a     Annualized
b     Aggregate total return, not annualized

*     Based on the average daily number of shares outstanding during the period.

                                                                                    FOR THE PERIOD FROM
                                                                                      JANUARY 31, 2002
                                                                                     (COMMENCEMENT OF
                                                                                      OPERATIONS) TO
QUAKER CAPITAL OPPORTUNITIES FUND YEAR ENDED JUNE 30,      2004         2003          JUNE 30, 2002
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ................   $    9.05     $    9.43        $   10.00
                                                        ----------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

   Net Investment Income ............................       (0.13)*       (0.03)           (0.04)
   Net Gains or Losses on Securities (both realized
      and unrealized) ...............................        2.64*        (0.35)           (0.53)
                                                        ----------------------------------------
TOTAL FROM INVESTMENT OPERATIONS ....................        2.51         (0.38)           (0.57)
                                                        ----------------------------------------
LESS DISTRIBUTIONS:
   Dividends (from net investment income) ...........        0.00          0.00             0.00
   Distributions (from capital gains) ...............        0.11          0.00             0.00
   Returns of Capital ...............................        0.00          0.00             0.00
                                                        ----------------------------------------
TOTAL DISTRIBUTIONS .................................        0.11          0.00             0.00
                                                        ----------------------------------------
NET ASSET VALUE, END OF PERIOD ......................   $   11.45     $    9.05        $    9.43

TOTAL RETURN ........................................       27.83%        (4.03)%         (5.70)%b

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000'S OMITTED) ...........   $   7,250     $   2,868        $   2,044

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees ....        1.98%         2.05%            2.53%a
   After expense reimbursements and waived fees .....        1.98%         2.05%            2.53%a

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees ....       (1.12)%       (0.28)%         (1.09)%a
   After expense reimbursements and waived fees .....       (1.12)%       (0.28)%         (1.09)%a

PORTFOLIO TURNOVER RATE .............................      230.58%       692.80%          180.94%

a     Annualized
b     Aggregate total return, not annualized

*     Based on the average daily number of shares outstanding during the period.

                                                                      FOR THE PERIOD
                                                                           FROM
                                                                       OCTOBER 14,
                                                                           2002
                                                                      (COMMENCEMENT
                                                                            OF
                                                                      OPERATIONS) TO
QUAKER BIOTECH PHARMA-HEALTHCARE FUND YEAR ENDED JUNE 30,    2004      JUNE 30, 2003
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...............       $   11.83     $   10.00
                                                           -----------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income ...........................           (0.28)*       (0.08)
   Net Gains or Losses on Securities (both realized
      and unrealized) ..............................            2.80*         1.91
                                                           -----------------------
TOTAL FROM INVESTMENT OPERATIONS ...................            2.52          1.83
                                                           -----------------------
LESS DISTRIBUTIONS:
   Dividends (from net investment income) ..........            0.00          0.00
   Distributions (from capital gains) ..............           (0.71)         0.00
   Returns of Capital ..............................            0.00          0.00
                                                           -----------------------
TOTAL DISTRIBUTIONS ................................           (0.71)         0.00
                                                           -----------------------
NET ASSET VALUE, END OF PERIOD .....................       $   13.64     $   11.83

TOTAL RETURN .......................................           21.97%        18.30%b

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000'S OMITTED) ..........       $   9,908     $   2,611

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before expense reimbursements and waived fees ....            2.41%         2.68%a
  After expense reimbursements and waived fees .....            2.41%         2.64%a

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET
ASSETS:
  Before expense reimbursements and waived fees ....           (2.15)%      (2.22)%a
  After expense reimbursements and waived fees .....           (2.15)%      (2.18)%a

PORTFOLIO TURNOVER RATE ............................          139.37%       108.76%

a     Annualized
b     Aggregate total return, not annualized

*     Based on the average daily number of shares outstanding during the period.

                                                                  FOR THE PERIOD
                                                                       FROM
                                                                    FEBRUARY 17,
                                                                      2004
                                                                   (COMMENCEMENT
                                                                       OF
                                                                  OPERATIONS) TO
QUAKER SMALL-CAP TREND FUND YEAR ENDED JUNE 30,                    JUNE 30, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .............................   $   10.00
                                                                     ---------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income .........................................       (0.03)*
   Net Gains or Losses on Securities (both realized
      and unrealized) ............................................       (0.03)*
                                                                     ---------
TOTAL FROM INVESTMENT OPERATIONS .................................       (0.06)
                                                                     ---------
LESS DISTRIBUTIONS:
   Dividends (from net investment income) ........................        0.00
   Distributions (from capital gains) ............................        0.00
   Returns of Capital ............................................        0.00
                                                                     ---------
TOTAL DISTRIBUTIONS ..............................................        0.00
                                                                     ---------
NET ASSET VALUE, END OF PERIOD ...................................   $    9.94

TOTAL RETURN .....................................................      (0.60)%b

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000'S OMITTED) ........................   $   2,116

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees .................        2.90%a
   After expense reimbursements and waived fees ..................        2.02%a

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees .................      (1.97)%a
   After expense reimbursements and waived fees ..................      (1.09)%a

PORTFOLIO TURNOVER RATE ..........................................        8.16%

a     Annualized
b     Aggregate total return, not annualized

*     Based on the average daily number of shares outstanding during the period.

QUAKER MID-CAP VALUE FUND YEAR ENDED JUNE 30,           2004            2003          2002          2001            2000
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .............   $    10.75     $    11.80     $    11.41     $    10.75     $    11.00
                                                     ----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income .........................        (0.13)*        (0.01)         (0.11)         (0.13)         (0.03)
   Net Gains or Losses on Securities (both realized
      and unrealized) ............................         5.41*         (0.54)          0.84           0.87          (0.22)
                                                     ----------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS .................         5.28          (0.55)          0.73           0.74          (0.25)
                                                     ----------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends (from net investment income) ........         0.00           0.00           0.00           0.00           0.00
   Distributions (from capital gains) ............         0.00          (0.50)         (0.34)         (0.08)          0.00
   Returns of Capital ............................         0.00           0.00           0.00           0.00           0.00
                                                     ----------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................         0.00          (0.50)         (0.34)         (0.08)          0.00
                                                     ----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...................   $    16.03     $    10.75     $    11.80     $    11.41     $    10.75

TOTAL RETURN .....................................        49.12%         (3.99)%         6.45%          6.95%         (2.27)%

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000'S OMITTED) ........   $   30,393     $    8,143     $    5,168     $    1,405     $    8,391

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees .         2.01%          2.11%          2.14%          2.63%          1.99%
   After expense reimbursements and waived fees ..         2.01%          2.11%          2.14%          2.63%          1.43%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET
ASSETS:
   Before expense reimbursements and waived fees .        (0.84)%         0.02%         (0.83)%        (1.05)%        (0.78)%
   After expense reimbursements and waived fees ..        (0.84)%         0.02%         (0.83)%        (1.05)%        (0.22)%

PORTFOLIO TURNOVER RATE ..........................       134.73%        122.76%        106.60%        195.06%         38.59%

*     Based on the average daily number of shares outstanding during the period.

QUAKER SMALL-CAP VALUE FUND YEAR ENDED JUNE 30,            2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ................   $    14.17     $    14.91     $    15.63     $    12.57     $    12.81
                                                        ----------------------------------------------------------------------
Income from Investment Operations:
   Net Investment Income ............................        (0.09)*        (0.22)         (0.22)         (0.16)         (0.02)
   Net Gains or Losses on Securities (both realized
      and unrealized) ...............................         4.90*          0.38           0.26           3.83           0.19
                                                        ----------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS ....................         4.81           0.16           0.04           3.67           0.17
                                                        ----------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends (from net investment income) ...........         0.00           0.00           0.00           0.00           0.00
   Distributions (from capital gains) ...............        (0.03)         (0.90)         (0.76)         (0.61)         (0.41)
   Returns of Capital ...............................         0.00           0.00           0.00           0.00           0.00
                                                        ----------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................        (0.03)         (0.90)         (0.76)         (0.61)         (0.41)
                                                        ----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................   $    18.95     $    14.17     $    14.91     $    15.63     $    12.57

TOTAL RETURN ........................................        33.97%          2.28%          0.54%         29.67%          1.38%

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000'S OMITTED) ...........   $   17,516     $    7,393     $    7,885     $    5,522     $   11,214

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees ....         1.68%          2.63%          2.72%          2.65%          1.58%
   After expense reimbursements and waived fees .....         1.68%          2.58%          2.60%          2.65%          1.35%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees ....        (0.52)%        (1.83)%        (1.60)%        (1.46)%        (0.37)%
   After expense reimbursements and waived fees .....        (0.52)%        (1.78)%        (1.48)%        (1.46)%        (0.14)%

PORTFOLIO TURNOVER RATE .............................       101.86%         89.57%         82.66%        124.37%        138.59%

*     Based on the average daily number of shares outstanding during the period.

                                                                                   FOR THE PERIOD
                                                                                       FROM
                                                                                  MARCH 26, 2002
                                                                                 (COMMENCEMENT OF
                                                                                   OPERATIONS) TO
GEEWAX TERKER CORE VALUE FUND YEAR ENDED JUNE 30,          2004         2003       JUNE 30, 2002
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ................   $    9.28     $    9.29     $   10.00
                                                        -------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income ............................       (0.06)*       (0.09)        (0.03)
   Net Gains or Losses on Securities (both realized
      and unrealized) ...............................        2.32*         0.08         (0.68)
                                                        -------------------------------------
TOTAL FROM INVESTMENT OPERATIONS ....................        2.26         (0.01)        (0.71)
                                                        -------------------------------------
LESS DISTRIBUTIONS:
   Dividends (from net investment income) ...........        0.00          0.00          0.00
   Distributions (from capital gains) ...............        0.00          0.00          0.00
   Returns of Capital ...............................        0.00          0.00          0.00
                                                        -------------------------------------
TOTAL DISTRIBUTIONS .................................        0.00          0.00          0.00
                                                        -------------------------------------
NET ASSET VALUE, END OF PERIOD ......................   $   11.54     $    9.28     $    9.29

TOTAL RETURN ........................................       24.35%        (0.11)%      (7.10)%b

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000'S OMITTED) ...........   $   1,449     $   1,045     $     957

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees ....        2.14%         2.12%         2.21%a
   After expense reimbursements and waived fees .....        1.94%         2.12%         2.21%a

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
   Before expense reimbursements and waived fees ....       (0.78)%       (1.01)%      (1.14)%a
   After expense reimbursements and waived fees .....       (0.58)%       (1.01)%      (1.14)%a

PORTFOLIO TURNOVER RATE .............................      156.88%       151.69%        19.31%

a     Annualized
b     Aggregate total return, not annualized

*     Based on the average daily number of shares outstanding during the period.

QUAKER FIXED INCOME FUND YEAR ENDED JUNE 30,            2004           2003           2002           2001           2000
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ............   $     9.81     $    10.09     $    10.06     $     9.85     $    10.13
                                                    ----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income ........................         0.26*          0.52           0.86           0.55           0.25
   Net Gains or Losses on Securities (both realized
      and unrealized) ...........................        (0.41)*        (0.28)          0.03           0.21          (0.28)
                                                    ----------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS ................        (0.15)          0.24           0.89           0.76          (0.03)
                                                    ----------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends (from net investment income) .......        (0.26)         (0.52)         (0.86)         (0.55)         (0.25)
   Distributions (from capital gains) ...........         0.00           0.00           0.00           0.00          (0.00)
   Returns of Capital ...........................         0.00           0.00           0.00           0.00           0.00
                                                    ----------------------------------------------------------------------
TOTAL DISTRIBUTIONS .............................        (0.26)         (0.52)         (0.86)         (0.55)         (0.25)
                                                    ----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..................   $     9.40     $     9.81     $    10.09     $    10.06     $     9.85

TOTAL RETURN ....................................        (1.32)%         2.52%          9.06%          2.46%         (0.33)%

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000'S OMITTED) .......   $    1,227     $    2,621     $   10,818     $    7,991     $    6,601

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before expense reimbursements and waived fees .         1.84%          1.91%          2.04%          2.08%          1.41%
  After expense reimbursements and waived fees ..         1.75%          1.91%          2.04%          2.08%          0.90%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET
ASSETS:
  Before expense reimbursements and waived fees .         2.81%          5.35%          8.48%          5.43%          4.41%
  After expense reimbursements and waived fees ..         2.90%          5.35%          8.48%          5.43%          4.92%

PORTFOLIO TURNOVER RATE .........................        98.15%        600.89%        163.40%        180.47%         98.63%

*     Based on the average daily number of shares outstanding during the period.

PRIVACY NOTICE

Your personal privacy is important. At the Quaker Funds, including its subsidiaries and affiliated entities, we recognize that whether you are an existing customer or are considering a relationship with us, you have an interest in how we collect, retain and use information about you and your relationship with us.

We are committed to protecting your confidential information. We do this by maintaining standards and procedures designed to prevent the accidental disclosure of such information and/or its misuse. Our Customer Privacy Policy, which outlines how we accomplish the protection of your information, is set forth below.

I. INFORMATION COLLECTION

We may collect "non-public personal information" about you from the following sources:

      o Information we receive from you on Account Applications and other account forms you provide to us;

      o Information about your transactions with us, our affiliates, and other entities;

      o Information we receive from third parties, such as credit bureaus, the IRS, and others.

"Non-public personal information" is non-public information about you that we obtain in connection with providing a financial product or service to you. For example, non-public personal information includes information regarding your account balance, shares held, which funds you own, your investment history, etc.

II. INFORMATION USE & SHARING WITH THIRD PARTIES

We are permitted under law to share information about our experiences or transactions with you or your account (such as your account balance, shares owned, and investment history) with affiliates. We may also share additional information about you or your account (such as information we receive from account applications and other correspondence) with our affiliates. We do not disclose information to our affiliates that does not directly relate to our, or our affiliates', experiences or transactions with your account.

We are also permitted under law to disclose non-public information about you to "non-affiliated third parties" in certain circumstances. We may share certain kinds of customer information with these third parties solely to facilitate the offering, administration collection and delivery of our services to you, and only under strictly controlled circumstances designed to protect the privacy of your information. We require any non-affiliated third party with whom we share such information to execute our Confidentiality and Consumer Privacy Protection Agreement. Under that agreement, those parties are not allowed to release, use for their own purposes, or sell, transfer or provide any customer information we share with them to any other party.

You should be aware that there may be occasions where we are legally required to disclose information about you, such as in response to governmental or court order.

If you decide to close your account with us, we will continue to adhere to these privacy policies. Lastly, we do not sell customer lists or individual customer information.

III. SECURITY STANDARDS

At The Quaker Family of Funds and our affiliates, employee access to customer information is authorized for business purposes only and only for employees who need to know such information. We regularly train our employees on privacy and privacy security, and we have established and continuously maintain standards and procedures to protect the privacy of your information.

When you use our on-line (Internet) products and services, we may collect information about you to personalize our services to you, but we do not share any such information or your email information to anyone other than our affiliates, unless compelled to do so under law.

IV. ACCURACY

We continually strive to maintain complete and accurate information about you and your accounts. Should you ever believe that our records are inaccurate or incomplete, please call us immediately at 1-800-220-8888. We will investigate your concerns and correct any inaccuracies. We will also confirm to you the actions we have taken concerning your account. You may also write to us at the Quaker Funds, Inc., c/o Citco Mutual Fund Distributors, Inc., P.O. Box C1100, Southeastern, PA 19398-1100.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

HOW TO GET MORE INFORMATION:

Additional information about the Funds is available in the Trust's latest Audited Annual Report, dated June 30, 2004 and Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Funds. A current SAI, dated October 28, 2004 has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Trust's Audited Annual Report contains audited financial information concerning the Funds and discussion relating to the factors that affected each Fund's performance during each Fund's last fiscal year.

To receive information without charge concerning the Funds or to request a copy of the SAI or annual report relating to the Funds, please contact the Trust at:

QUAKER INVESTMENT TRUST
83 GENERAL WARREN BLVD.
SUITE 200
MALVERN PA 19355

1-800-220-8888

A copy of your requested document(s) will be mailed to you within three days of your request.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Funds is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

--------------------------------------------------------------------------------
Not all share classes of the Quaker Funds are qualified or registered for sale in all states. Shares of the Funds may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor's state of residence.
--------------------------------------------------------------------------------
[LOGO]
the
Quaker(R) Funds                             Investment Company Act No. 811-06260
   www.quakerfunds.com                      QFPR 102004

                       STATEMENT OF ADDITIONAL INFORMATION
                             QUAKER INVESTMENT TRUST
                      c/o Citco Mutual Fund Services, Inc.
                       83 General Warren Blvd., Suite 200
                                Malvern, PA 19355
                             Telephone 800-220-8888

                                October 28, 2004

This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains additional detailed information relating to each series (each a "Fund" and together the "Funds") of the Quaker Investment Trust (the "Trust") and is incorporated by reference into the Trust's Prospectus dated October 28, 2004.

        Quaker Strategic Growth Fund
        Quaker Core Equity Fund
        Quaker Small-Cap Growth Fund
        Quaker Capital Opportunities Fund
        Quaker Biotech Pharma-Healthcare Fund
        Quaker Mid-Cap Value Fund
        Quaker Small-Cap Value Fund
        Geewax Terker Core Value Fund
        Quaker Small-Cap Trend Fund
        Quaker Fixed Income Fund

This SAI relates only to the above-listed Funds. You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the Quaker Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC, (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. Additional information about the investment of each of the Funds is available in the Funds' annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the past fiscal year. You may obtain a copy of the Prospectus, the Annual Report to Shareholders, the Semi-Annual Report to Shareholders free of charge and make shareholder inquiries by writing to Quaker Investment Trust, c/o Citco Mutual Fund Services, Inc., 83 General Warren Blvd., Suite 200, Malvern, PA 19355, or by calling 1-800-220-8888.

Investment Company Act No.
811-06260

                                TABLE OF CONTENTS

                                                                            Page
--------------------------------------------------------------------------------
 Investment Policies and Permitted Investments                                 3
--------------------------------------------------------------------------------
 Investment Restrictions                                                       7
--------------------------------------------------------------------------------
 Investment Adviser and Sub-Adviser Information                               10
--------------------------------------------------------------------------------
 Trustees and Officers                                                        14
--------------------------------------------------------------------------------
 Performance Information                                                      29
--------------------------------------------------------------------------------
 Redeeming Shares                                                             30
--------------------------------------------------------------------------------
 Tax Information                                                              30
--------------------------------------------------------------------------------
 Portfolio Transactions                                                       32
--------------------------------------------------------------------------------
 Custodian                                                                    35
--------------------------------------------------------------------------------
 Transfer Agent                                                               36
--------------------------------------------------------------------------------
 Administration                                                               36
--------------------------------------------------------------------------------
 Distributor                                                                  36
--------------------------------------------------------------------------------
 Independent Accountants                                                      37
--------------------------------------------------------------------------------
 Fund Counsel                                                                 37
--------------------------------------------------------------------------------
 Distribution Plan                                                            37
--------------------------------------------------------------------------------
 General Information                                                          38
--------------------------------------------------------------------------------
 Financial Statements                                                         40
--------------------------------------------------------------------------------
 Quaker Investment Trust Proxy Policies and Procedures                 Exhibit A
--------------------------------------------------------------------------------
 Sub-Adviser Proxy Policies and Procedures                             Exhibit B
--------------------------------------------------------------------------------

                  INVESTMENT POLICIES AND PERMITTED INVESTMENTS

Each Fund's investment objective(s) and the manner in which each Fund pursues its investment objective(s) are generally discussed in the Prospectus. This section provides additional information concerning each Fund's permissible investments and/or investment restrictions not otherwise discussed in the Prospectus.

In addition to the primary investment securities in which each Fund invests as set forth in the Prospectus, each Fund may also invest in the following, to the extent that such investments do not violate an investment restriction described in the Prospectus or this SAI:

U.S. Government Treasury Bills, Treasury Notes, and Treasury Bonds ("U.S. Government Securities") are direct obligations of the U.S. Government. As such, these instruments are generally considered to have the highest credit standing. Securities backed by the full faith and credit of the United States Government (direct obligations) carry minimal credit risk; shareholders are generally exposed only to interest rate risk.

Municipal Obligations. The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including, but not limited to, the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

For the purpose of diversification under the Investment Company Act of 1940, as amended (the "1940 Act"), the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

Municipal lease obligations do not constitute general obligations of the municipality, but are ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. See "Illiquid Investments" for a description of the Trust's policies in this regard.

U.S. Government Agency Securities are securities issued by instrumentalities of the U.S. Government. Some of these securities are direct obligations of the U.S. Government, but those that are not still enjoy a very high degree of credit safety.

Repurchase Agreements ("Repos"). In a Repo, a Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by any Fund must be collateralized by qualifying securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund, and the Fund may only enter into Repos with U.S. banks or qualifying broker/dealers, provided that the Fund's custodian always has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities.

When-Issued Securities and Delayed-Delivery Transactions. The Funds may purchase securities on a when-issued basis, and may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place at some future date. A Fund may enter into such transactions when, in the Adviser/Sub-Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. None of the Funds is limited on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, any Fund committing to such transactions will maintain a segregated account with its Custodian consisting of cash, cash equivalents, or U.S. Government securities, in an amount equal to the aggregate fair market value of its commitments to such transactions.

Equity Securities. To the extent that such purchases do not conflict with a Fund's principal investment objective(s), the Funds may invest in common stock, convertible preferred stock, straight preferred stock, and convertible bonds. Each Fund may also invest up to 5% of its net assets in warrants or rights to acquire equity securities (other than those acquired in units or attached to other securities). Stocks held in the portfolio of a Fund will generally be traded on either the New York Stock Exchange, American Stock Exchange or the NASDAQ over-the-counter market.

Short-Term Investments. The Funds also will normally hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions and to provide for Fund operating expenses. As a temporary defensive measure, each Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments. When a Fund invests its assets in such securities as a temporary defensive measure, it will not be pursuing its stated investment objective.

Options. The Funds may invest in options on equity securities and securities indices, and options on futures contacts. The primary risks associated with these investments are; (1) the risk that a position cannot be easily closed out due to the lack of a liquid secondary market, and (2) the risk that changes in the value of the investment will not correlate to changes in the value of the underlying security. Further, over-the-counter options can be less liquid than exchange-traded options. Accordingly, the Funds will treat over-the-counter options as illiquid securities. Investing in options involves specialized skills and techniques different from those associated with ordinary portfolio transactions. The Funds may invest not more than 10% of their total assets in options transactions. Options may be purchased for hedging purposes, or to provide a viable substitute for direct investment in, and/or short sales of, specific equity securities. The Funds may write (sell) stock or stock index options only for hedging purposes or to close out positions in stock or stock index options that the Fund has purchased. The Funds may only write (sell) "covered" options.

Futures Contracts and Related Options. To hedge against changes in securities prices or interest rates, the Funds may purchase and sell various kinds of futures contracts, and purchase and write call and put options on such futures contracts. Permissible futures contracts investments are limited to futures on various equity securities and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona-fide hedging or other non-hedging purposes as permitted by regulations of the Commodity Futures Trading Commission.

The Funds may only purchase or sell non-hedging futures contracts, or purchase or sell related non-hedging options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing non-hedging futures and related non-hedging options positions, and the amount of premiums paid for existing non-hedging options on futures (net of the amount the positions are "in the money") does not exceed 5% of the market value of the Fund's total assets. Otherwise, the Fund may invest up to 10% of its total assets in initial margins and premiums on futures and related options.

Money Market. Instruments Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities, corporate debt securities, bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Adviser's opinion. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. For temporary defensive purposes, a Sub-Adviser may, when it believes that unusually volatile or unstable economic and market conditions exists, depart from the Fund's normal investment approach and invest up to 100% of the net assets of the Fund in these instruments.

Registered Investment Companies. Each Fund may invest up to 10% of the value of its total assets in securities of other investment companies. The Funds may invest in any type of Investment Company consistent with the Fund's investment objective and policies. The Funds will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets. To the extent the Funds invest in other investment companies, the shareholders of the Funds would indirectly pay a portion of the operating costs of the investment companies.

Real Estate Securities. The Funds may invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Funds are not limited in the amount of these types of securities they may acquire, it is not presently expected that within the next 12 months any Fund will have in excess of 5% of its total assets in real estate securities.

You should be aware that Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended (which may also be affected by changes in the value of the underlying property) and by changes in interest rates. REITs are dependent upon management skills, often have limited diversification, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from the Investment Trust Act. Certain REITs have relatively small market capitalizations, which may result in less market liquidity and greater price volatility of their securities.

Illiquid Investments. Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees and the Adviser, each Fund's Sub-Adviser determines the liquidity of that Fund's investments. Included within the category of illiquid securities are restricted securities, which cannot be sold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

Master-Feeder Option. Notwithstanding its other investment policies, each Fund may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Trustees, the Fund's shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.

Permissible Investments for the Strategic Growth, Capital Opportunities and Biotech Pharma-Healthcare Funds only:

Special Situations. Each Fund may invest in special situations from time to time. A special situation arises when, in the opinion of Fund management, the securities of a company will, within a reasonably estimated time period, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is found in the normal course of investing. To minimize these risks, the Funds will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors), or unless the aggregate value of such investments is not greater than 25% of the Fund's total net assets (valued at the time of investment).

Permissible Investments for each Fund except the Fixed Income Fund.

Foreign Securities. Foreign securities means any security the issuer of which is
(i) the government of a foreign country or of any political subdivision of a foreign country or (ii) a corporation or other organization incorporated or organized under the laws of any foreign country, except an issuer of which (A) more than 50% of the outstanding voting securities are held of record either directly or through voting trust certificates or depositary receipts by residents of the United States, and (B) either (1) the majority of the executive officers or directors of the issuer are U.S. citizens or residents, (2) more than 50% of the assets of the issuer are located in the U.S., or (3) the business of the issuer is administered principally in the U.S. Foreign Securities include American Depository Receipts (ADRs).

Each of the Funds may invest up to 25% of its net assets in Foreign Securities, except that the Quaker Biotech Pharma-Healthcare Fund may invest up to 30% of its net assets in Foreign Securities.

Portfolio Turnover. The Funds will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it can be expected that the rate of portfolio turnover may be substantial. For each Fund's latest fiscal year ended on June 30, 2004, portfolio turnover rates were:

Quaker Strategic Growth Fund..........................................  332.70%
Quaker Core Equity Fund...............................................  239.70%
Quaker Small-Cap Growth Fund:.........................................  191.91%
Quaker Capital Opportunities Fund.....................................  230.58%
Quaker Biotech Pharma-Healthcare Fund ................................  139.37%
Quaker Mid-Cap Value Fund.............................................  134.73%
Quaker Small-Cap Value Fund...........................................  101.86%
Geewax Terker Core Value Fund.........................................  156.88%
Quaker Fixed Income Fund..............................................   98.15%
Quaker Small-Cap Trend Fund ..........................................    8.16%

High portfolio turnover in any year involves correspondingly higher brokerage commissions and transaction costs, which are borne by the Fund and will reduce its performance and could result in the payment by shareholders of larger taxable income and taxable capital gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.

                             INVESTMENT RESTRICTIONS

The Funds (except where noted) have adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting securities" of each Fund as defined in the Investment Company Act of 1940 (the "1940 Act"). As provided in the 1940 Act, a vote of a "majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund's assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

As a matter of fundamental policy, no Fund is allowed to:

(1) issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) in order to meet redemption requests, in amounts not exceeding 15% of its total assets; the Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

(2) invest for the purpose of exercising control or management of another issuer;

(3) purchase or sell commodities or commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, readily marketable securities issued by companies that invest in real estate or interests therein, or mortgage-backed securities for the Fixed Income Fund as described in the Prospectus) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

(4) underwrite securities issued by others, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

(5) make short sales of securities or maintain a short position, except short sales "against the box," and except that a Fund may engage in short sales of securities to the extent described in the Prospectus (a short sale is made by selling a security the Fund does not own; a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short);

(5) participate on a joint or joint and several basis in any trading account in securities; or

(6) make loans of money or securities, except that the Funds may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities; and

(7) under normal circumstances invest more than 25% of its total assets in the securities of companies engaged in a single industry; except that the Quaker Biotech Pharma-Healthcare Fund will invest not less than 25% of its assets in stocks of biotechnology, healthcare and pharmaceutical companies, and except that the Quaker Capital Opportunities Fund will invest not less than 25% of its assets in a single market sector. The market sectors in which the Quaker Capital Opportunities Fund invests will change from time to time, but the Fund will not at any time invest more than 25% of its assets in a single industry within that market sector. This restriction does not limit a Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) repurchase agreements collateralized by such obligations.

(8) Each Fund, other than Quaker Capital Opportunities Fund and Quaker Biotech Pharma-Healthcare Fund, is a "diversified company" as defined in the Investment Company Act of 1940 (the "1940 Act"). This means that a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The following investment limitations are not fundamental, and may be changed without shareholder approval. As a matter of non-fundamental policy, each Fund is not allowed to:

(1) invest more than 10% of its net assets in illiquid securities; for this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

(2) invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Adviser who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

(3) purchase any securities on margin except in connection with such short-term credits as may be necessary for the clearance of transactions; and

(4) invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of the Fund's net assets; included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by the Fund in units or attached to securities may be deemed to be without value, unless otherwise permitted in the Prospectus or this SAI.

Valuation of Individual Portfolio Holdings

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fixed income securities will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. Such matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the Adviser and other pricing sources deemed relevant by the pricing agent.

                 INVESTMENT ADVISER AND SUB-ADVISER INFORMATION

Information about the Funds' Investment Adviser and Sub-Advisers is set forth in the Prospectus. This section contains additional information concerning the Adviser and Sub-Advisers and their obligations to the Funds.

General Adviser Duties

The Trust and the Adviser have entered into an Agreement for Investment Advisory Services dated February 1, 2002 ("Advisory Agreement"). The Adviser is a professional investment advisory firm registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Adviser is permitted to achieve each Fund's investment objective by engaging Sub-advisers to those Funds, with the written consent of the Board and the appropriate Fund shareholders. The Adviser has retained Sub-advisers to furnish day-to-day investment advisory services to each of the Funds pursuant to the respective Sub-advisory agreement ("Sub-advisory Agreement"), subject to supervision of the Trust's Board of Trustees and the Adviser. Among the responsibilities of each Sub-Adviser under their respective Advisory Agreement is the selection of brokers and dealers through whom transactions in the Funds' portfolio investments will be effected.

The Advisory Agreement and each Sub-Advisory Agreement provide that each Sub-Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Advisory Agreement and each Sub-Advisory Agreement has an initial term of two years, but may be continued thereafter from year to year so long as its continuance is approved at least annually (a) by the vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund or the Sub-Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.

The Advisory Agreement and each Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Trust or by the Adviser or Sub-Adviser, as applicable, upon (60) days written notice. The Advisory Agreement and each Sub-Advisory Agreement shall also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Advisory Fees

The Fund's prospectus contains a description of the investment advisory fees paid by each Fund to the Adviser. The information below describes in more detail the calculation of the investment advisory fee paid by certain Funds.

Quaker Small-Cap Value Fund

The Trust pays a Management Fee to the Adviser a base fee "Base Fee" at an annual rate of 1.20% of the daily net assets of the Quaker Small-Cap Value Fund. The Management consists of two components, an Adviser fee and a Base Sub-advisory fee. The Adviser fee is a constant 0.30%, which the Trust pays to the Adviser. The Sub-adviser receives a 's Base Sub-advisory fee of 0.90%, which is subject to a performance adjustment based upon the Fund's cumulative running twelve month performance relative to the Russell(R) 2000 Index, and may vary from 0.3333% to 1.6667% of the Base Sub-advisory fee of 0.90% depending on the Fund's performance. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of over performance) or subtracted from (in the case of underperformance) to the Fund's Base Fee.

Because the adjustment to each Fund's Base Sub-advisory fee is based upon the Fund's performance compared to the investment record of its respective benchmark, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective benchmark. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

The following performance adjustment factors will be applied to the Base Sub-advisory fee to determine net fees payable to the Sub-adviser.

------------------------------------------------------------------------------------------------
If the Fund's Cumulative Running 12 month                     Then the Sub-adviser's Performance
total return is:                                              Adjusted Fee is:

Less than +1.00% greater than the Index                       Base Fee X 0.3333
Between +1.00% and +1.50% greater than the Index              Base Fee X 0.4664
Between +1.50% and +2.00% greater than the Index              Base Fee X 0.5998
Between +2.00% and +2.50%greater than the Index               Base Fee X 0.7332
Between +2.50% and +3.00% greater than the Index              Base Fee X 0.8666
At +3.0%                                                      Base Fee X 1.0000
Between +3.0 and + 3.5% greater than the Index                Base Fee X 1.1334
Between +3.5 and + 4.0% greater than the Index                Base Fee X 1.2668
Between +4.0 and + 4.5% greater than the Index                Base Fee X 1.4002
Between +4.5 and + 5.0% greater than the Index                Base Fee X 1.5336
More than +5.0% greater than the Index                        Base Fee X 1.6667
------------------------------------------------------------------------------------------------

*     The "Index" refers to the Russell(R) 2000 Index.

Quaker Capital Opportunities Fund


The Trust pays a Management Fee at an annual rate of 1.05% of the daily net assets of the Quaker Capital Opportunities Fund. The Management consists of two components, an Adviser fee and a Base Sub-advisory fee. The Adviser fee is a constant 0.30%, which the Trust pays to the Adviser. The Sub-adviser receives a 's Base Sub-advisory fee of 0.70%, which is subject to a performance adjustment based upon the Fund's cumulative running twelve month performance relative to the S&P 500(R) Index and may vary from 0.4555% to 1.6667% of the Base Sub-advisory fee of 0.75% depending on the Fund's performance. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of over performance) or subtracted from (in the case of underperformance) to the Fund's Base Fee.


Because the adjustment to each Fund's Base Sub-advisory fee is based upon the Fund's performance compared to the investment record of its respective benchmark, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective benchmark. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

---------------------------------------------------------------------------------------------------
If the Fund's Cumulative Running 12 month                   Then the Adviser's Performance Adjusted
total return is:                                            fee is:

Less than +1.00% greater than the Index                     Base Fee X 0.4555
Between +1.00% and +1.50% greater than the Index            Base Fee X 0.6667
Between +1.50% and +2.00% greater than the Index            Base Fee X 0.8555
Between +2.00% and +2.50%greater than the Index             Base Fee X 1.0000
Between +2.50% and +3.00% greater than the Index            Base Fee X 1.1750
Between +3.00% and +3.50% greater than the Index            Base Fee X 1.3455
Between +3.50% and +4.00% greater than the Index            Base Fee X 1.5155
More than +4.00 greater than the Index                      Base Fee X 1.6667
---------------------------------------------------------------------------------------------------

The "Index" refers to the S&P 500(R) Index.

For the fiscal years ending on June 30 of each period listed below, each Fund paid the following aggregate investment advisory fees:

---------------------------------------------------------------------------
Name of Fund                           2004          2003          2002
---------------------------------------------------------------------------
Quaker Strategic Growth            $3,770,401    $2,176,377    $1,468,661
---------------------------------------------------------------------------
Quaker Core Equity                   $123,481      $113,182      $140,104
---------------------------------------------------------------------------
Quaker Small-Cap Growth               $27,076       $26,261       $33,590
---------------------------------------------------------------------------
Quaker Capital Opportunities         $163,780       $73,466        $6,649
---------------------------------------------------------------------------
Quaker Biotech Pharma-Healthcare     $134,383       $20,236             *
---------------------------------------------------------------------------
Quaker Small-Cap Trend                 $8,321             *             *
---------------------------------------------------------------------------
Quaker Mid-Cap Value                 $308,995      $148,338      $123,877
---------------------------------------------------------------------------
Quaker Small-Cap Value               $299,930      $369,718      $394,087
---------------------------------------------------------------------------
Geewax Terker Core Value              $12,773        $9,478        $2,768
---------------------------------------------------------------------------
Quaker Fixed Income                   $43,643       $95,631       $80,704
---------------------------------------------------------------------------

*     Not in operation during the period

In addition, in the interest of limiting the expenses of certain Funds, the Adviser has voluntarily agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses as set forth in the table below. The Adviser is under no obligation to continue such waivers or reimbursements.

----------------------------------------------------------------------------------------------------------------------
      Name of Portfolio           Investment Advisory Fee        Expense Limitation        Net Investment Management
                                                                                                      Fee
----------------------------------------------------------------------------------------------------------------------
Quaker Core Equity Fund                    1.05%                         N/A                  2004        $123,481
                                                                                              ------------------------
                                                                                              2003        $113,182
                                                                                              ------------------------
                                                                                              2002        $140,104
----------------------------------------------------------------------------------------------------------------------
Quaker Strategic Growth Fund               1.30%                         N/A                  2004      $3,770,401
                                                                                              ------------------------
                                                                                              2003      $2,176,377
                                                                                              ------------------------
                                                                                              2002      $1,468,661
----------------------------------------------------------------------------------------------------------------------
Quaker Mid-Cap Value Fund                  1.05%                         N/A                  2004        $308,995
                                                                                              ------------------------
                                                                                              2003        $148,338
                                                                                              ------------------------
                                                                                              2002        $123,877
----------------------------------------------------------------------------------------------------------------------
Quaker Small-Cap Value Fund            Base - 1.20%                Class A - 2.60%            2004        $299,930
                                                                                              ------------------------
                                      Maximum - 1.80%           Class B and C - 2.35%         2003        $359,279
                                                                                              ------------------------
                                      Minimum - 0.60%              Class I - 2.35%            2002        $365,232
----------------------------------------------------------------------------------------------------------------------
Quaker Small-Cap Growth Fund               1.05%                         N/A                  2004         $27,076
                                                                                              ------------------------
                                                                                              2003         $26,261
                                                                                              ------------------------
                                                                                              2002         $33,590
----------------------------------------------------------------------------------------------------------------------
Quaker Fixed Income Fund         Assets $0 to $100 million      Advisory Fee of 0.30%         2004         $40,235
                                          - 0.65%               waived until 10/28/05         ------------------------
                                                                                              2003         $95,631
                                                                                              ------------------------
                                 Assets in excess of $100                                     2002         $80,704
                                      million - 0.60%
----------------------------------------------------------------------------------------------------------------------
Geewax Terker Core Value Fund              1.05%              Advisory Fee of 0.30% and       2004         $10,367
                                                              Sub-Advisory Fee of 0.75%       ------------------------
                                                                waived until 10/28/05         2003          $9,478
                                                                                              ------------------------
                                                                                              2002          $2,768
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
      Name of Portfolio           Investment Advisory Fee        Expense Limitation        Net Investment Management
                                                                                                      Fee
----------------------------------------------------------------------------------------------------------------------
 Quaker Capital Opportunities          Base - 1.05%                      N/A                  2004        $163,780
         Fund                                                                                 ------------------------
                                      Maximum - 1.55%                                         2003         $73,466
                                                                                              ------------------------
                                     Minimum - 0.6416%                                        2002         $6,649
----------------------------------------------------------------------------------------------------------------------
        Quaker Biotech                     1.45%                         N/A                  2004        $134,383
     Pharma-Healthcare Fund                                                                   ------------------------
                                                                                              2003         $19,576
                                                                                              ------------------------
                                                                                              2002           N/A
----------------------------------------------------------------------------------------------------------------------
 Quaker Small-Cap Trend Fund     Assets $0 - 100 million -         Class A - 2.15%            2004         $4,088
                                           1.20%                                              ------------------------
                                                                   Class C - 3.15%            2003           N/A
                                                                                              ------------------------
                                 Assets in excess of $100          Class I - 1.90%            2002           N/A
                                      million - 1.10%
----------------------------------------------------------------------------------------------------------------------

Approval of Advisory and Sub-Advisory Agreements

On June 8, 2004, the Board of Trustees held a meeting to decide, among other things, whether to renew the Advisory Agreement with Adviser, and whether to approve the respective Sub-advisory Agreements between the Adviser and the Sub-advisers. DG Capital Management, Andres Capital Management, and TrendStar Advisors were not reviewed at this meeting since they are within their initial two year period. In preparation for the meeting, the Board requested and reviewed a wide variety of information from the adviser and the Sub-adviser. The Trustees used this information, as well as information that other fund services providers submitted, in deciding whether to approve the Advisory and each Sub-Advisory Agreement.

The Trustees were also provided a legal memorandum outlining their duties under the 1940 Act and applicable state law in approving such agreements and the factors that the Trustees should consider in determining whether to renew the advisory and sub-advisory agreements. The Trustees then considered various matters with respect to approval of the advisory and sub-advisory agreements, including, among other things, the following:

      o     the terms of the investment advisory and sub-advisory agreements;
      o the scope and quality of the services that the Adviser and each Sub-Adviser provide to the Funds;
      o the advisory rates payable by the Funds to the Adviser and the fees payable by the Adviser to each Sub-Adviser;
      o the qualifications and disciplinary history of the professional staff of the Adviser and each Sub-Adviser and the resources each entity;
      o     the investment performance of each Fund over various periods, and
      o the profitability and financial condition of the Adviser and each Sub-Adviser.
      o The extensive documentation provided by the Advisor and each of the Sub-Advisers.

In regards to considering whether to renew the Advisor, the independent Trustees also considered the regular reports provided by the Adviser at each Board meeting and gave considerable weight to the value added to the Trust by the extensive oversight performed by the Adviser of the Trust's service providers, including the sub-advisers. The Trustees also considered the increased burden on the Adviser in keeping up with industry and regulatory trends and the more rigorous compliance requirements imposed on advisers of registered mutual funds as a result of recent regulations. The Trustees considered the cost of such additional services, in conjunction with the fee structure and profitability of the Adviser. The Trustees also considered the indirect costs incurred by the Adviser in performing services under the Investment Advisory Agreement. In addition, the independent Trustees recognized and considered the entrepreneurial risk of the Adviser in performing advisory services for the Trust.

Additional factors that the independent Trustees weighed heavily with respect to each of the sub-advisers included the performance of the Funds versus their respective benchmarks and peer groups. The Trustees also noted the increased compliance costs imposed on each sub-adviser as a result of recent regulations and the responsiveness of the sub-advisers to the resulting increase in oversight by the Adviser.

With respect to Aronson + Johnson + Ortiz, LP, the Trustees considered an in-person presentation made by Mr. Aronson on March 11, 2004 and viewed very favorably the outperformance of the Quaker Small-Cap Value Fund versus its benchmark since the Fund's inception as well as AJO's most favored nation policy with respect to its sub-advisory fees.

With respect to Geewax Terker & Company, (Quaker Core Equity Fund, Quaker Small-Cap Growth, and the Geewax Terker Core Value Fund), the Trustees also viewed favorably the recent improvement in performance of the Fund's sub-advised by Geewax Terker.

With respect to Knott Capital Management, the Trustees considered the strong investor following of Knott's specialized management style as well as the strategic fit of such style in the Quaker fund family.

With respect to Schneider Capital Management, the Trustees considered an in-person presentation on May 6, 2004 by Mr. Darby of Schneider Capital and weighted heavily the strong performance of Schneider in managing the Mid-Cap Value Fund.

With respect to Sectoral Asset Management, the Trustees considered an in-person by Mr. Pfund on June 8, 2004 and their preeminence as an investment manager in the biotech and healthcare sectors as well as Sectoral's extensive research network and capabilities.

Following on the Trustees' deliberations and their evaluation of the information described above and the Adviser's and Sub-Advisors' responses to the questions raised at the various approval meetings, the Trustees, including the Trustees who are not "interested persons" as defined in the 1940 Act, approved the Advisory and Sub-Advisory Agreements for the Funds for another year .

                              TRUSTEES AND OFFICERS

The Board Of Trustees ("Board" or "Trustees") has overall responsibility for the management and affairs of the Trust. The day-to-day operations of the Trust are managed by the Advisor, subject to the Bylaws of the Trust and review by the Board. The Trustees and executive officers of the Trust, and their principal occupation for the past five years are set forth below. Each may have held other positions with the named companies/organizations during the period.

--------------------------------------------------------------------------------------------------------------------------------
Interested Trustees and Officers
--------------------------------------------------------------------------------------------------------------------------------
                          Position(s)       Term of Office                                      Funds        Other
Name, Address & Date of   Held with the     & Length of      Principal Occupation(s) During     Overseen     Directorships
Birth                     Trust             Time Served      Past 5 Years                       by Trustee   Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Mr. Jeffry H. King Sr.(1) Interested        Indefinite.      Chairman of the Board of           Ten
                          Trustee, Chief                     Directors of Quaker Securities,
83 General Warren         Executive         Since Nov.,      Inc., 1288 Valley Forge Road,
Blvd., Suite 200          Officer,          1996             Suite 75, Valley Forge, Pa
Malvern, PA 19355         Treasurer                          19482, an institutional
                                                             broker/dealer firm, since 2002.
(D.O.B. 12-06-42)                                            President & CEO of Quaker
                                                             Securities, Inc. from 1990 to
                                                             2002.  Chairman of the Board of
                                                             Directors of Quaker Funds, Inc.,
                                                             1288 Valley Forge Road, Suite
                                                             71, Valley Forge, PA 19482,
                                                             currently Fund Manager to the
                                                             Quaker Family of Funds, since
                                                             1996.  Co-Chairman of the Board
                                                             of Citco Mutual Fund Services,
                                                             Inc., 83 General Warren Blvd.,
                                                             Suite 200, Malvern, PA 19355,
                                                             transfer agent to the Trust,
                                                             since May, 2001.  Co-Chairman of
                                                             the Board of Citco Mutual Fund
                                                             Services, Inc., 83 General
                                                             Warren Blvd., Suite 200,
                                                             Malvern, PA 19355, underwriter
                                                             to the Trust, since May, 2002.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Interested Trustees and Officers
--------------------------------------------------------------------------------------------------------------------------------
                          Position(s)       Term of Office                                      Funds        Other
Name, Address & Date of   Held with the     & Length of      Principal Occupation(s) During     Overseen     Directorships
Birth                     Trust             Time Served      Past 5 Years                       by Trustee   Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Ms. Laurie Keyes(2)       Interested        Indefinite.      Chief Financial Officer of         Ten             None
1288 Valley Forge Road,   Trustee,                           Quaker Funds, Inc., currently
Suite 71,                 Secretary         Since Nov.,      Fund Manager to the Quaker
Valley Forge, PA 19482                       1996             Family of Funds, since 1996.

(D.O.B. 12-10-49)
--------------------------------------------------------------------------------------------------------------------------------
Mr. Everett T. Keech      Interested        Indefinite.      Chairman-Executive Committee,      Ten          Director,
                          Trustee                            Technology Development Corp.,                   Technology
One Tower Bridge,                           Since Nov.,      Norristown, PA, a technology                    Development
Suite 930                                   1996             development and manufacturing                   Corp.; Director,
100 Front Street                                             firm, since 1997; President,                    Advanced Training
West Conshohocken, PA                                        Quaker Investment Trust from                    Systems
19428                                                        January 2002 until September                    International,
                                                             2003; Lecturer, University of                   Inc.; Director,
(D.O.B. 02-23-40)                                            Pennsylvania since 1988                         Phoenix Data
                                                                                                             Systems, Inc.
--------------------------------------------------------------------------------------------------------------------------------
Mr. Kevin J. Mailey(3)    Interested        Indefinite.      Principal of Quaker Funds, Inc.    Ten
                          Trustee,                           since May, 2000. President
1288 Valley Forge Road,   Elected           Since Feb.,      of Quaker Funds, Inc.
Suite 71,                 President         2002             in September, 2001.
Valley Forge, PA  19482                                      Director, Quaker Funds, Inc.
                                                             Marketing Director of Meridian
(D.O.B. 09-06-52)                                            Investments from October, 1997
                                                             to June, 1999.  Principal and
                                                             Marketing Director of the
                                                             William Penn Funds from
                                                             December, 1989 to June, 1997.
                                                             Graduate of Notre Dame
                                                             University.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Interested Trustees and Officers
--------------------------------------------------------------------------------------------------------------------------------
                          Position(s)       Term of Office                                      Funds        Other
Name, Address & Date of   Held with the     & Length of      Principal Occupation(s) During     Overseen     Directorships
Birth                     Trust             Time Served      Past 5 Years                       by Trustee   Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Timothy E. Richards       Chief             Since March,     General Counsel of Quaker Funds,   Ten
                          Compliance        2002             Inc. since October, 2003.
1288 Valley Forge Road,   Officer                            General Counsel for CRA Fund
Suite 71,                                                    Advisers since August, 2004,
Valley Forge, PA 19482                                       Chief Compliance Officer for CRA
                                                             Fund since September, 2004, Vice
(D.O.B. 05-25-65)                                            President of Fulton Financial
                                                             Advisers from January 2003 to
                                                             October 2003, Chief Trust
                                                             Officer and Director of Wealth
                                                             Management at Millennium Bank
                                                             from 2000 to 2003,
                                                             Senior Manager for Vanguard
                                                             Fiduciary Trust Company from
                                                             1998 to 2000
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------------------------------------------
                          Position(s)       Term of Office                                      Funds        Other
Name, Address & Date of   Held with the     & Length of      Principal Occupation(s) During     Overseen     Directorships
Birth                     Trust             Time Served      Past 5 Years                       by Trustee   Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Mr. David K. Downes       Chairman of the   Indefinite       President and CEO of CRA Fund      Ten          Director,
                          Board of                           Advisers since January, 2004.                   Internet Capital
365 Applebrook Drive      Trustees          Since            President and Treasurer of CRA                  Group, Inc.
Malvern, PA 19355                           Jan.,            Qualified Investment Fund since
                                            2004             February 2004. *Served  as Chief
(D.O.B. 01-08-40)                                            Operating Officer and Chief
                                                             Financial Officer of Lincoln
                                                             National Investment Companies
                                                             and Delaware Investments, the
                                                             investment management subsidiary
                                                             of the Lincoln Financial Group
                                                             in from to October of 2003. Also
                                                             served as the Chairman and CEO of
                                                             Delaware Investments' retirement
                                                             business; President and CEO of
                                                             Delaware Service Company, and
                                                             President and CEO of Delaware
                                                             Investments Family of Funds
                                                             during his tenure at Lincoln
                                                             National Investment Companies. In
                                                             addition, he served as president
                                                             and a member of the board of the
                                                             Lincoln National Convertible
                                                             Securities Fund, Inc. and the
                                                             Lincoln National Income Funds,
                                                             Inc. A graduate of Pennsylvania
                                                             State University, he is a Certified
                                                             Public Accountant and holds
                                                             N.A.S.D. Series 7, 24 and 27
                                                             licenses.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------------------------------------------
                          Position(s)       Term of Office                                      Funds        Other
Name, Address & Date of   Held with the     & Length of      Principal Occupation(s) During     Overseen     Directorships
Birth                     Trust             Time Served      Past 5 Years                       by Trustee   Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Mr. Louis P. Pektor,      Independent       Indefinite.      President, Ashley Development          Ten             None
III                       Trustee                            Company, 559 Main Street, Suite
                                            Since Nov.,      300, Bethlehem, PA, 18018, a
559 Main Street,                            1996             commercial real estate
Suite 300,                                                   development company, since
Bethlehem, PA, 18018                                         1989.  Previously, Executive
                                                             Vice President, Wall Street
(D.O.B. 01-18-51)                                            Mergers & Acquisitions,
                                                             Allentown, Pennsylvania.
                                                             Graduate of Moravian College
                                                             with BA and Lehigh University
                                                             with a MBA in Business
                                                             Management.
--------------------------------------------------------------------------------------------------------------------------------
Mr. Mark S. Singel        Independent       Indefinite.      Managing Director , Public             Ten          Director,
                          Trustee                            Affairs Management, 305 North                   GoInternet Corp.,
305 North Front Street,                     Since Feb.,      Front Street, Harrisburg, PA                    Philadelphia, PA,
Harrisburg, PA  17108                       2002.            17108, a political consulting                      Trustee, St.
                                                             firm, since 1999. President and                 Francis University
(D.O.B. 09-12-53)                                            CEO of  Singel Associates,
                                                             1995-1999.  Formerly Lieutenant
                                                             Governor  of the Commonwealth of
                                                             Pennsylvania  from 1987 to
                                                             1995;  also served as  Acting
                                                             Governor of Pennsylvania in
                                                             1993.  Served as Chairman of the
                                                             Democratic Party  from 1995-1998
                                                             and was a State Senator for
                                                             Pennsylvania  from 1981 to 1987.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------------------------------------------
                          Position(s)       Term of Office                                      Funds        Other
Name, Address & Date of   Held with the     & Length of      Principal Occupation(s) During     Overseen     Directorships
Birth                     Trust             Time Served      Past 5 Years                       by Trustee   Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Ambassador Adrian A.      Independent       Indefinite.      Served as President of             Ten          Governor of the
Basora (ret.)             Trustee                            Eisenhower Fellowships ("EF"),                  Philadelphia
                                            Since Feb.,      Philadelphia, PA, from 1996                     Stock Exchange
256 South 16th Street,                      2002.            until September, 2004.  EF's
Philadelphia, PA  19102                                      mission is to enhance progress
                                                             and mutual understanding through
(D.O.B. 07-18-38)                                            linkages among leaders in key
                                                             fields throughout the world.
                                                             Previously served as U.S.
                                                             Ambassador to the Czech Republic
                                                             from 1992 through 1995.  Served
                                                             as National Security Council
                                                             Director for European Affairs at
                                                             the White House from 1989 to
                                                             1991.  Ambassador Basora's
                                                             affiliations include the Council
                                                             on Foreign Relations, the
                                                             Foreign Policy Research
                                                             Institute and the Foundation for
                                                             a Civil Society.  Ambassador
                                                             Basora holds an MPA degree from
                                                             Princeton University and
                                                             undergraduate degrees from the
                                                             Institut d'Etudes Politiques in
                                                             Paris and from Fordham
                                                             University.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------------------------------------------
                          Position(s)       Term of Office                                      Funds        Other
Name, Address & Date of   Held with the     & Length of      Principal Occupation(s) During     Overseen     Directorships
Birth                     Trust             Time Served      Past 5 Years                       by Trustee   Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Mr. G. Michael Mara(4)    Independent       Indefinite.      Managing Director, Millennium      Ten          None
                          Trustee                            Bank, Malvern, PA, from 2000 to
                                            Since Feb.,      2004.  President, Valley Forge
83 General Warren                           2002.            Capital Advisers since January
Blvd.,                                                       2003. President of the Penn
Suite 200                                                    Street Fund from 2001.
Malvern, PA 19355                                            Previously principal, Vanguard
                                                             Fiduciary Trust Company, The
(D.O.B. 05-05-55)                                            Vanguard Group, Valley Forge,
                                                             PA, from 1997 to 1999.  District
                                                             Manager and Senior Vice
                                                             President, Merrill Lynch Trust
                                                             Company, 1995 to 1997.  Served
                                                             in various increasingly
                                                             responsible roles within Merrill
                                                             Lynch from 1986 to 1997.  Mr.
                                                             Mara also served in the U.S.
                                                             Army Intelligence and Security
                                                             Command in Augsburg, Germany
                                                             from 1976-1980.  Mr. Mara holds
                                                             an MBA in management from The
                                                             American University, Washington,
                                                             DC and a BA in Business
                                                             Communications from Emerson
                                                             College, Boston, MA
--------------------------------------------------------------------------------------------------------------------------------
Mr. James R. Brinton      Independent       Indefinite.      President, Robert J. McAllister        Ten           Penn Street
                          Trustee                            Agency, Inc., 123 West Lancaster                     Fund, Inc.
123 West Lancaster                          Since Feb.,      Avenue, Wayne PA  19087, a                           5 Portfolios
Avenue, Wayne PA  19087                     2002             commercial insurance brokerage
                                                             firm, since 1979.  Mr. Brinton
(D.O.B. 07-03-54)                                            holds a BA in business from
                                                             Marietta College and licenses
                                                             as a property and casualty broker
                                                             and life, accident and
                                                             health agent.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------------------------------------------
                          Position(s)       Term of Office                                      Funds        Other
Name, Address & Date of   Held with the     & Length of      Principal Occupation(s) During     Overseen     Directorships
Birth                     Trust             Time Served      Past 5 Years                       by Trustee   Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Mr. Warren West           Independent       Indefinite       President and Owner of,            Ten          None
                          Trustee                            Greentree Brokerage
1700 Market Street,                         Since Nov.,      Services, Inc., 1700 Market St,
Suite 1420                                  2003             Suite 1420,  Philadelphia, PA
Philadelphia, PA 19103                                       19103, a Broker Dealer firm
                                                             since 1998. Mr. West has over 27
(D.O.B.  09-18-56)                                           years of experience in the
                                                             financial services industry
                                                             having served as President of
                                                             Strategic Investors, Inc, Vice
                                                             President of Spear Leeds and
                                                             Kellogg, Drexel Burnham Lambert,
                                                             and A.G. Becker. From 1982 to
                                                             the present Mr. West has been
                                                             active on numerous committees of
                                                             the PHLX including: marketing,
                                                             options, foreign currency,
                                                             rules, seats, and quality of
                                                             markets. Mr. West is a member of
                                                             the NASD Regulation, Inc. Board
                                                             of Arbitrators Board member of
                                                             the IVC, Philadelphia and a
                                                             former member of The American
                                                             Stock Exchange,
                                                             The New York Options Exchange,
                                                             The New York Mercantile
                                                             Exchange, The New York Cotton
                                                             Exchange
                                                             The Coffee, Cocoa, Sugar
                                                             Exchange, and The Philadelphia
                                                             Stock Exchange
--------------------------------------------------------------------------------------------------------------------------------

(1) Mr. King is an "interested person" of the Trust for purposes of the 1940 Act because he is a principal and controlling shareholder of the Adviser, is a shareholder of Citco Mutual Fund Services, Inc., the transfer agent, fund accountant and administrator for the Trust ("the Administrator"), and serves as a director of the Adviser and the Administrator.
(2) Ms. Keyes is an "interested person" of the Trust for purposes of the 1940 Act because she is a principal and controlling shareholder of the Adviser. Ms. Keyes is the spouse of Mr. King.
(3) Mr. Mailey is an "interested person" of the Trust for purposes of the 1940 Act because he is a principal and controlling shareholder of the Adviser, and he serves as President of the Adviser.
(4) Mr. Mara is an officer of Penn Street Fund, Inc., a registered investment company. Mr. King was a director of Penn Street Fund, Inc. from May, 2002 until April, 2003.
(5) Mr. Downes has served as the Chairman of the Board of Trustees of the Trust since January 13, 2004.

There are no other family relationships between the Trustees and executive officers of the Trust.

The Board holds regular quarterly meetings each year, and during the fiscal year ended June 30, 2004, there were a total of six meetings of the Board.

Audit Committee

The Board of Trustees has formed an Audit Committee to oversee the accounting and financial reporting policies and practices, its internal controls and, as appropriate, update the internal controls of certain service providers, oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof, act as liaison between the Trust's independent auditors and the full Board of Trustees and perform other related duties. The Audit Committee has adopted a charter to govern such activities. The members of the Audit Committee are: Amb. Adrian Basora (Chairman), Mr. David K. Downes, Mr. Warren West, and Mr. James R. Brinton. The Audit Committee met four times during the fiscal year ended June 30, 2004.

Nominating Committee

The Board of Trustees has formed a Nominating Committee that selects and nominates those persons for membership on the Trust's Board of Trustees who are disinterested trustees as necessary to fulfill vacancies on the Board. The Committee is comprised of disinterested trustees. The Nominating Committee currently does not consider nominations from shareholders. The members of the Nominating Committee are Mr. G. Michael Mara (Chairman), Mr. Louis P. Pektor III, Mr. Mark S. Singel, and Mr. David K. Downes. During the Trust's most recently completed fiscal year, the Nominating Committee met eight times.

Compensation of Trustees

David K. Downes, as independent Chairman of the Board, receives aggregate annual compensation from the Trust of $175,000. Each Trustee other then Mr. Downes who is not an "interested person" of the Trust receives a fee of $25,000 per annum. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. Mr. Mara receives additional compensation of $25,000 per year for his additional responsibilities as lead independent Trustee. Amb. Basora receives additional compensation of $10,000 per year for his additional responsibilities as Audit Committee chairman. The Trust pays no compensation of officers of the Trust (other than Mr. Downes) and interested trustees are paid by the Adviser.

For the Trust's fiscal year ending June 30, 2004, the Trust paid the following fees to Trustees:

                                   Aggregate
                                  Compensation        Total Compensation
Name of Trustee                    from Trust          Paid to Trustee
------------------------------------------------------------------------
Amb. Adrian A. Basora                 $45,500              $45,500
------------------------------------------------------------------------
Mr. James R. Brinton                  $35,500              $35,500
------------------------------------------------------------------------
Mr. G. Michael Mara                   $59,000              $59,000
------------------------------------------------------------------------
Mr. Louis P. Pektor III               $34,000              $12,000
------------------------------------------------------------------------
Mr. Mark S. Singel                    $35,500              $12,000
------------------------------------------------------------------------
Mr. Warren West                       $23,000              $23,000
------------------------------------------------------------------------
Mr. David K. Downes                   $87,500              $87,500
------------------------------------------------------------------------

The Trust does not offer any retirement benefits for Trustees.

Trustee Ownership of Fund Shares

As of December 31, 2003, the Trustees owned the following aggregate amounts of Fund shares:

----------------------------------------------------------------------------------------------------------------------

                              Dollar Range of Fund Shares Held in Each     Aggregate Dollar Range in All Funds
Name of Trustee               Fund of the Trust                            Overseen by Trustee in Trust
----------------------------------------------------------------------------------------------------------------------
Mr. Jeffry H. King, Sr. *                Strategic Growth-  Over $100,000
                                            Mid-Cap Value-  Over $100,000
                                          Small-Cap Value-  Over $100,000                Over $100,000
                                 Capital Opportunities - $50,001-$100,000
                                Biotech Pharma Healthcare - Over $100,000
                                             Fixed Income - Over $100,000
----------------------------------------------------------------------------------------------------------------------
Ms. Laurie Keyes *                       Strategic Growth-  Over $100,000
                                           Small-Cap Value- Over $100,000
                                            Mid-Cap Value-  Over $100,000                Over $100,000
                                 Capital Opportunities - $50,001-$100,000
                                Biotech Pharma Healthcare - Over $100,000
                                             Fixed Income - Over $100,000
----------------------------------------------------------------------------------------------------------------------
Mr. Everett T. Keech                     Strategic Growth-  $1.00-$10,000                $1.00-$10,000
----------------------------------------------------------------------------------------------------------------------
Mr. Kevin J. Mailey                    Strategic Growth - $10,000-$50,000
                                         Mid-Cap Value - $10,000-$50,0000
                                      Small-Cap Value - $10,000 - $50,000              $50,001 - $100,000
                                   Capital Opportunities - $10,000-50,000
                              Biotech Pharma-Healthcare - $10,000-$50,000
----------------------------------------------------------------------------------------------------------------------
Amb. Adrian A. Basora                                                None                     None
----------------------------------------------------------------------------------------------------------------------
Mr. James R. Brinton                      Strategic Growth- Over $100,000                Over $100,000
                                       Small-Cap Value - $50,001-$100,000
                              Biotech Pharma Healthcare -$50,001-$100,000
                                          Mid-Cap Value - $10,001-$50,000
----------------------------------------------------------------------------------------------------------------------
Mr. G. Michael Mara                       Small-Cap Value-  $1.00-$10,000                $1.00-$10,000
----------------------------------------------------------------------------------------------------------------------
Mr. Louis P. Pektor III                                              None                     None
----------------------------------------------------------------------------------------------------------------------
Mr. Mark S. Singel                                                   None                     None
----------------------------------------------------------------------------------------------------------------------
Mr. Warren West                                                       N/A                      N/A
----------------------------------------------------------------------------------------------------------------------
Mr. David K. Downes**                                                 N/A                      N/A
----------------------------------------------------------------------------------------------------------------------

* Trustee holdings are disclosed in the aggregate and may include holdings jointly owned by King and Keyes.
**    Mr. Downes was elected as Trustee after December 31, 2003.

Control Persons and Principal Shareholders

Set forth below are the names and addresses of all holders of Fund shares who, as of September 30, 2004, owned of record or to the knowledge of the Funds, beneficially owned more than 5% of a Fund's then outstanding shares.

-------------------------------------------------------------------------------------------------
                                            Name of Quaker Fund in         % Ownership of Total
Name of Shareholder                         Which Shares Held                  Fund Shares
-------------------------------------------------------------------------------------------------
National Investor Services, FBO Client      Core Equity A                         73.27%
Accts
55 Water St., 32nd Fl.
New York, NY 10041
-------------------------------------------------------------------------------------------------
Charles Schwab, FBO Client Accts            Core Equity A                          7.24%
101 Montgomery Street
San Francisco, CA 94104
-------------------------------------------------------------------------------------------------
Boynton, E.                                 Core Equity A                         10.77%
2600 One Commerce Sq.
Philadelphia, PA 19103
-------------------------------------------------------------------------------------------------
J. Terker                                   Core Equity I                          6.47%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
C. Buck                                     Core Equity I                          7.05%
414 Old Baltimore Pike
PO Box 2700 Chadds Ford, PA 19317
-------------------------------------------------------------------------------------------------
R. Terker                                   Core Equity I                          6.47%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
Bryn Mawr, PA 19010
-------------------------------------------------------------------------------------------------
A. Terker                                   Core Equity I                          6.47%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
Geewax Terker                               Core Equity I                         51.54%
414 Old Baltimore Pike
PO Box 2700
Chadds Ford, PA 19317
-------------------------------------------------------------------------------------------------
Robert B. Wool                              Core Equity C                         16.15%
PO Box 2052
Jersey City, NJ 07303
-------------------------------------------------------------------------------------------------
M. Walters                                  Core Equity C                          5.49%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
NFSC                                        Core Equity C                          5.46%
Broker controlled
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                            Name of Quaker Fund in         % Ownership of Total
Name of Shareholder                         Which Shares Held                  Fund Shares
-------------------------------------------------------------------------------------------------
J. Techman                                  Core Equity C                          9.21%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
D. Geiger                                   Core Equity C                          5.18%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
Hortense T. Jones                           Core Equity C                         14.22%
PO Box 2052
Jersey City, 07303
-------------------------------------------------------------------------------------------------
G. Kuzmiskus                                Core Equity C                         10.58%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
Ainsilie, D.                                Core Equity C                         11.61%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
Francis M. Foley                            Core Equity B                          9.55%
PO Box 2052
Jersey City, NJ 07303-998
-------------------------------------------------------------------------------------------------
John Eiserman IRA                           Core Equity B                         26.99%
Janney Montgomery Scott, LLC
1800 Market St.
Philadelphia, PA 19103
-------------------------------------------------------------------------------------------------
Ellen J. Tamburri                           Core Equity B                         12.19%
Broker controlled
-------------------------------------------------------------------------------------------------
IRA FBO Marta M Simo                        Core Equity B                          7.62%
Broker Controlled
-------------------------------------------------------------------------------------------------
Matthew P. Godek                            Core Equity B                         10.25%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
Warren C Baver                              Core Equity B                         12.81%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
Charles Schwab, FBO Client Accts            Aggressive Growth A                   63.67%
101 Montgomery St.
San Francisco, CA 94104
-------------------------------------------------------------------------------------------------
Brown Family Partnership                    Aggressive Growth I                   26.21%
PO Box 1714
Midland, TX 79702
-------------------------------------------------------------------------------------------------
Wagner & Brown LTD                          Aggressive Growth I                   27.64%
PO Box 1714
Midland, TX 79702
-------------------------------------------------------------------------------------------------
Wagner Family 2004 Partnership              Aggressive Growth I                   17.26%
PO Box 1714
Midland, TX 79702
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                            Name of Quaker Fund in         % Ownership of Total
Name of Shareholder                         Which Shares Held                  Fund Shares
-------------------------------------------------------------------------------------------------
M. Daftary                                  Aggressive Growth I                    5.33%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
SEI FBO First Hawaiian                      Aggressive Growth I                    5.91%
One Freedom Valley Drive
Oaks, PA 19456
-------------------------------------------------------------------------------------------------
Charles Schwab, FBO Client Accts            Mid-Cap Value A                       31.56%
101 Montgomery St.
San Francisco, CA 94104
-------------------------------------------------------------------------------------------------
Prudential Inv Mngmnt Srv                   Mid-Cap Value A                        5.62%
194 Wood Ave South
Iselin, NJ 08830
-------------------------------------------------------------------------------------------------
William E. Buckholz                         Mid-Cap Value C                        5.00%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
L. Keyes                                    Mid-Cap Value I                       38.72%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
King                                        Mid-Cap Value I                       34.12%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
Schwab- Charles Schwab, FBO Client Accts    Small-Cap Value A                     43.14%
101 Montgomery St.
San Francisco, CA 94104
-------------------------------------------------------------------------------------------------
Alliance Coal, LLC                          Small-Cap Value A                     21.99%
PO Box 8971
Wilmington, DE 19899-8971
-------------------------------------------------------------------------------------------------
Bank of Oklahoma OPUBCO                     Small-Cap Value I                     20.58%
9000 N. Broadway
Oklahoma City, OK 73114
-------------------------------------------------------------------------------------------------
Richmond Heights                            Small-Cap Value I                      8.38%
1330 S. Big Bnd Blvd
Saint Louis, MO 63117
-------------------------------------------------------------------------------------------------
Deutsche Bank Securities, Inc.              Small-Cap Value I                     49.07%
1251 6th Avenue of the Americas
New York, NY 10019-1103
-------------------------------------------------------------------------------------------------
Aronson T.                                  Small-Cap Value I                      5.08%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
Preston R. Hoagland                         Small-Cap Value B                     6. 52%
381 Main St
PO Box 112
Pittstown, NJ 08867
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                            Name of Quaker Fund in         % Ownership of Total
Name of Shareholder                         Which Shares Held                  Fund Shares
-------------------------------------------------------------------------------------------------
IRA FBO Thomas M                            Small-Cap Value B                      5.04%
Broker Controlled
-------------------------------------------------------------------------------------------------
John J. Geewax                              Small-Cap Growth I                    94.84%
414 Old Baltimore Pike
PO Box 2700
Chadds Ford, PA 19317
-------------------------------------------------------------------------------------------------
Dr. Harry McDermott                         Small-Cap Growth B                    18.08%
Broker Controlled
-------------------------------------------------------------------------------------------------
Papp W.                                     Small-Cap Growth B                    20.26%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
Robert E. Baker                             Small-Cap Growth B                    18.95%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
Ronald S. Acher                             Small-Cap Growth B                     9.52%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
Richard R. Turk                             Small-Cap Growth B                     6.23%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
John A. Calvert Jr.                         Small-Cap Growth B                     5.28%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
George N. Beling JR                         Small-Cap Growth C                     5.15%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
Michael E. Davis                            Small-Cap Growth C                    5. 66%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
Charles P. Hinshaw                          Small-Cap Growth C                    22.02%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
Daniel Radogna                              Small-Cap Growth C                     5.68%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
Donald Ulmer                                Small-Cap Growth C                     5.75%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                            Name of Quaker Fund in         % Ownership of Total
Name of Shareholder                         Which Shares Held                  Fund Shares
-------------------------------------------------------------------------------------------------
Barry W. Kocher                             Small-Cap Growth C                     5.02%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
IRA FBO Pamela H C                          Small-Cap Growth A                     9.94%
PO Box 2052
Jersey City, NJ 07303
-------------------------------------------------------------------------------------------------
Citco Corporate Services, Inc.              Small-Cap Growth A                    57.25%
5900 N. Andrews Ave.
Suite 700
Fort Lauderdale, FL 33309
-------------------------------------------------------------------------------------------------
Donald J. Hiller                            Small-Cap Growth A                     8.75%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
Larry R. Rohrbaugh                          Capital Opportunities A                7.32%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
Baltimore, MD 21224
-------------------------------------------------------------------------------------------------
Prudential Inv Mngmnt Srv                   Capital Opportunities A               14.59%
194 Wood Ave South
Iselin, NJ 08830
-------------------------------------------------------------------------------------------------
Anthony V. Benedetto                        Capital Opportunities B                8.09%
PO Box 2052
Jersey City, NJ 07303
-------------------------------------------------------------------------------------------------
NFSC FBO Alice R Bowen                      Capital Opportunities B               12.42%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
Pershing LLC                                Capital Opportunities B                6.59%
Jersey City, NJ 07303-9998
-------------------------------------------------------------------------------------------------
Walter Maximuck, Jr.                        Capital Opportunities C                7.47%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
Geewax Terker                               Geewax Terker Core Value              87.06%
414 Old Baltimore Pike
PO Box 2700
Chadds Ford, PA 19317
-------------------------------------------------------------------------------------------------
Local 68 Eng Union                          Biotech Pharma-Healthcare A            6.06%
First Clearing, LLC
-------------------------------------------------------------------------------------------------
SCHWAB Charles Schwab, FBO Client Accts     Biotech Pharma-Healthcare A
101 Montgomery St.                                                                22.01%
San Francisco, CA 94104
-------------------------------------------------------------------------------------------------
Valley Forge Volunteer Fire Co              Fixed Income A                         5.31%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                            Name of Quaker Fund in         % Ownership of Total
Name of Shareholder                         Which Shares Held                  Fund Shares
-------------------------------------------------------------------------------------------------
Citco Corporate Services, Inc               Fixed Income A                        17.82%
5900 N. Andrews Ave.
Suite 700
Fort Lauderdale, FL 33309
-------------------------------------------------------------------------------------------------
Doyle P.                                    Fixed Income A                         7.44%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
NFSC FBO Sheila Anderson                    Fixed Income A                         5.22%
1264 Fort Washington Ave F-13
Fort Washington, PA 19034
-------------------------------------------------------------------------------------------------
Marie A. Kuhn                               Fixed Income A                         7.98%
Broker Controlled account
-------------------------------------------------------------------------------------------------
Anthony V. Benedetto, Individual            Fixed Income B                         5.46%
Broker Controlled account
-------------------------------------------------------------------------------------------------
First Clearing LLC                          Fixed Income B                        14.74%
134 Overview DR
Broker controlled
-------------------------------------------------------------------------------------------------
NFSC - Kristina Stingle                     Fixed Income C                         5.62%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
NFSC FBO #TRG-087327                        Fixed Income C                         7.83%
210 Gull Rd
Ocean City, NJ 08226
-------------------------------------------------------------------------------------------------
Charles P. Hinshaw                          Fixed Income C                        10.31%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
NFSC FBO # TRG-098280                       Fixed Income C                        12.19%
210 Gull Rd
Ocean City, NJ 08266
-------------------------------------------------------------------------------------------------
R. Keyes                                    Fixed Income I                        61.76%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
Kevin & Barbara Mailey                      Fixed Income I                        38.24%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
Charles Schwab, FBO Client Accts            Small-Cap Trend A                     26.52%
101 Montgomery St.
San Francisco, CA 94104
-------------------------------------------------------------------------------------------------
EKLOF JT CRT                                Small-Cap Trend A                      5.51%
128 Lake End Road
Greenpond, NJ 07435
-------------------------------------------------------------------------------------------------
First Clearing Corp                         Small-Cap Trend C                      7.56%
7980 Graves Road
Cincinnati, OH 45243
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                            Name of Quaker Fund in         % Ownership of Total
Name of Shareholder                         Which Shares Held                  Fund Shares
-------------------------------------------------------------------------------------------------
Arthur Tallas                               Small-Cap Trend C                      9.75%
7980 Graves Road
Cincinnati, OH 45243
-------------------------------------------------------------------------------------------------
Eugene L Cantor                             Small-Cap Trend C                      8.30%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
David K & Joanne Downes                     Small-Cap Trend I                     31.40%
c/o CMFS
P.O. Box C1100
Southeastern, PA 19398
-------------------------------------------------------------------------------------------------
Harley Co                                   Small-Cap Trend I                     60.98%
PO Box 195
Harleysville, PA 19438
-------------------------------------------------------------------------------------------------

As of September 30, 2004, the Directors and Officers of the Trust as a group owned less than 1% of each Class of each Fund of the Trust with the exception of the following:

Quaker Biotech Pharma Healthcare Fund Class A - 9.07%
Quaker Fixed Income Fund Class I - 38.24%
Quaker Mid-Cap Value Fund Class I - 89.16%
Quaker Strategic Growth Fund Class I - 3.74%
Quaker Small-Cap Trend Fund Class I - 92.38%
Quaker Small-Cap Trend Fund Class A - 3.85%

                             PERFORMANCE INFORMATION

From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

Average Annual Total Return is computed as follows: P(1+T)[n] = ERV

Where:       P = a hypothetical initial investment of $1000
             T = average annual total return
             n = number of years
             ERV = ending redeemable value of shares at the end of the period

Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

The yield of the Fixed Income Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. In particular, yield is determined according to the following formula:

             Yield = 2[(A - B/CD + 1)6-1]

Where: A equals dividends and interest earned during the period; B equals expenses accrued for the period (net of reimbursements); C equals average daily number of shares outstanding during the period that were entitled to receive dividends; D equals the maximum offering price per share on the last day of the period.

In sales literature, a Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, a Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

                                REDEEMING SHARES

Redemptions of each Fund's shares will be made at net asset value ("NAV") less any applicable CDSC. A Fund's securities are valued by the Fund's Administrator pursuant to valuations provided by independent pricing services, or if such quotes are unavailable, then from each Fund's investment adviser or designee approved by the Trust's Board of Trustees. Each Fund's NAV is determined on days on which the New York Stock Exchange ("NYSE") is open for trading. For purposes of computing the NAV of a share of a Fund, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Sub-Adviser, subject to the review and supervision of the Adviser and the Board. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

The Funds are open for business on each day that the NYSE is open. Each Fund's share price or NAV is normally determined as of 4:00 p.m., Eastern time. Each Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received.

Redemptions in Kind

The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund has committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

                                 TAX INFORMATION

Multiclass distributions. Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

Distributions of net investment income. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you as ordinary income. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Each Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, distributions declared in December but paid in January are taxable as if they were paid in December. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Distributions of capital gains. A Fund may realize capital gains and losses on the sale of its portfolio securities. For federal income tax purposes, distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Any net capital gains realized by a Fund generally are generally distributed at least once each year.

Investment in foreign securities. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

Use of foreign dividends, designated by a Fund as dividends from qualifying foreign corporations and subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

U.S. Government Securities. The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Election to be taxed as a regulated investment company. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you.

Excise tax distribution requirements. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o     98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to distribute to shareholders, at least annually, usually in December, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Purchases of Fund shares. Unless you invest in a tax-deferred retirement account (such as an IRA), you should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. This is known as "buying a dividend." The price of such shares includes the amount of any forthcoming distribution, and you will be receiving, in the form of a taxable distribution, a portion of the money you just invested (even if the distribution is invested in additional Fund shares).

Sales of Fund shares. Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

Sales at a loss within six months of purchase. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Backup withholding. If a shareholder fails to furnish his social security or other tax identification number or certain to certifications, the Fund(s) may be required to withhold federal income tax (backup withholding) from dividend, capital gain and redemption payments. A Fund also must withhold if the IRS instructs it to do so.

Qualified dividend income for individuals. For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. Currently, such dividends are taxed at a maximum rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate bracket). This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund's investment in stocks of domestic corporations and qualified foreign corporations.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of the Fund's distributions as qualified dividend income. The amount of a Fund's ordinary dividend distribution that is eligible for this favored tax treatment will be reported by the Fund in its year-end tax notices to shareholders.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations.

Investment in complex securities. A Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you.

Information on the amount and tax character of distributions. The Funds will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends constituting qualified dividend income, the amount of dividends eligible for the dividends-received deduction and the amount of capital gain dividends.

                             PORTFOLIO TRANSACTIONS

Subject to the policies established by the Trustees, the Sub-Advisers are responsible for placing orders to execute Fund transactions. The Trust has no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities. The Trust does not expect to use one particular broker or dealer, but a Sub-Adviser may, consistent with the interests of the Fund, select a broker or dealer that can provide the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Sub-Adviser's evaluation of the broker's efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer's "spread", the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer, and research and other services provided. A Fund may pay more than the lowest available commission in return for brokerage and research services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities and reports and analysis concerning issuers and their creditworthiness. A Fund's Sub-Adviser may use research and other services to service all of its clients, rather than the particular clients whose commissions may pay for research or other services. In other words, a Fund's brokerage may be used to pay for a research service that is used in managing another client of the Sub-Adviser.

The Sub-Adviser may purchase or sell portfolio securities on behalf of a Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the aggregate price paid for the security will usually include an undisclosed "mark-up" or selling concession. The Sub-Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Sub-Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Certain Sub-Advisers generally purchase and sell over-the-counter securities directly with principal market makers who retain the difference in their cost in the security and its selling price, although in some instances, such Sub-Advisers may determine that better prices are available from non-principal market makers who are paid commissions directly. Schneider Capital Management, Sub-Adviser to the Quaker Mid-Cap Value Fund, Geewax, Terker & Co, Sub-Adviser to the Quaker Core Equity, Small Cap Growth and Geewax Terker Core Value Funds, and TrendStar Advisers, LLC, Sub-Adviser to the Quaker Small-Cap Trend Fund generally trade over-the-counter securities with non-principal market makers.

The Sub-Adviser may combine transaction orders placed on behalf of a Fund with orders placed on behalf of any other fund or private account managed by the Sub-Adviser for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price. In these cases, transaction costs are shared proportionately by the Fund or account, as applicable, which are part of the block. If an aggregated trade is not completely filled, then the Sub-Adviser typically allocates the trade among the funds or accounts, as applicable, on a pro rata basis based upon account size or based on the size of the orders placed by the funds or accounts. Exemptions are permitted on a case-by-case basis when judged by the Sub-Adviser to be fair and reasonable to the funds or accounts involved.

For the fiscal year and periods ended June 30, 2002, 2003 and 2004, each of the Funds listed below paid brokerage fees noted in the table below. For the Quaker Aggressive Growth Fund, the Quaker Core Equity Fund, the Quaker Small-Cap Growth Fund and the Quaker Mid-Cap Value Fund, the total amount of brokerage commissions paid during the last fiscal year differed materially from the amount paid during the preceding two fiscal years. This difference is due principally to increased trading resulting from unique buying and selling opportunities during periods of extreme market volatility.

---------------------------------------------------------------------------------------------
                                                     Total Amount of Brokerage
Fund                                                      Commissions Paid
                                         ----------------------------------------------------
                                              2002               2003              2004
---------------------------------------------------------------------------------------------
Quaker Strategic Growth Fund                3,426,165          4,513,368        4,920,278
---------------------------------------------------------------------------------------------
Quaker Core Equity Fund                      42,942             74,975            42,345
---------------------------------------------------------------------------------------------
Quaker Small-Cap Growth Fund                 14,972             26,405            11,089
---------------------------------------------------------------------------------------------
Quaker Capital Opportunities Fund            36,246(1)          377,316          268,547
---------------------------------------------------------------------------------------------
Quaker Biotech Pharma-Healthcare Fund           *               14,878            38,526
---------------------------------------------------------------------------------------------
Quaker Mid-Cap Value Fund                    59,918             89,758           126,308
---------------------------------------------------------------------------------------------
Quaker Small-Cap Value Fund                  47,255             52,065            71,081
---------------------------------------------------------------------------------------------
Geewax Terker Core Value Fund                 1,501              4,729            2,773
---------------------------------------------------------------------------------------------
Quaker Fixed Income Fund                       **                 **                **
---------------------------------------------------------------------------------------------
Quaker Small-Cap Trend Fund                     *                  *              7,118(2)
---------------------------------------------------------------------------------------------

The Chief Executive Officer and Treasurer of the Trust, as a registered representative for Quaker Securities, Inc. ("QSI"), receives a portion of the brokerage commissions paid by the Funds. For the fiscal year ended June 30, 2004, brokerage commissions paid to QSI for portfolio transactions executed on behalf of the Funds were $1,912,248, $9,700, $714, $120,404,$6,533,$1,826 and
$1,603 for Quaker Strategic Growth, Quaker Core Equity, Quaker Small-Cap Growth, Quaker Capital Opportunities, Quaker Biotech Pharma-Healthcare, Quaker Small-Cap Value and Geewax Terker Core Value respectively.

The Sub-Advisers may execute trades for a Fund with broker/dealers that are affiliated with the Trust, or employ an officer or Trustee of the Trust. These affiliated broker/dealers may receive commissions from such trades, some or all of which may be used as part of a compensation package to such affiliated persons. The Trust has adopted procedures to monitor and control such activities, and any such trading activities must be reported to the Board and reviewed at least quarterly.

------------------------------------------------------------------------------------------------------------------------
                                                                                                      Percent of Fund's
                                                                                                      Aggregate Dollar
                                                                                 Percent of Fund's       Amount of
                                                                                 Total Amount of        Transactions
                                             Aggregate Dollar Amount of              Brokerage        Involving Payment
                                          Fund's Brokerage Commissions Paid     Commissions Paid to   of Commissions to
Fund                                              Quaker Securities              Quaker Securities    Quaker Securities
                                          ------------------------------------------------------------------------------
                                          2002          2003          2004              2004                2004
------------------------------------------------------------------------------------------------------------------------
Quaker Strategic Growth Fund           2,124,521     2,678,130      1,912,248          38.86%              45.18%
------------------------------------------------------------------------------------------------------------------------
Quaker Core Equity Fund                  7,686         7,856          9,700            22.91%              12.65%
------------------------------------------------------------------------------------------------------------------------
Quaker Small-Cap Growth Fund              200           826            714             6.44%               2.64%
------------------------------------------------------------------------------------------------------------------------
Quaker Capital Opportunities Fund        36,206        227,976       120,404           44.84%              66.98%
------------------------------------------------------------------------------------------------------------------------
Quaker Biotech Pharma-Healthcare
Fund                                       **          2,473          6,533            16.96%              30.76%
------------------------------------------------------------------------------------------------------------------------
Quaker Mid-Cap Value Fund                  **            **            **                **                  **
------------------------------------------------------------------------------------------------------------------------
Quaker Small-Cap Value Fund                **           420           1,826            2.57%               1.82%
------------------------------------------------------------------------------------------------------------------------
Geewax Terker Core Value Fund            1,260         4,104          1,603            57.82%              28.54%
------------------------------------------------------------------------------------------------------------------------
Quaker Fixed Income Fund                   **            **            **                **                  **
------------------------------------------------------------------------------------------------------------------------
Quaker Small-Cap Trend Fund                *             *             **                *                   *
------------------------------------------------------------------------------------------------------------------------

The following footnotes apply to both tables

*     Not in operation during period.

**    No commissions paid during period

      1.    For the period January 25, 2002 through June 30, 2002.

      2.    For the period February 17, 2004 through June 30, 2004.

Personal Trading by Persons Affiliated with a Fund or the Trust

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, the Adviser, each Sub-Adviser and the Distributor have adopted Codes of Ethics restricting personal securities trading by certain persons associated with each entity and having certain affiliations with a Fund or access to certain investment information relating to a Fund. While the Codes permit limited personal transactions by such persons in securities held or to be acquired by a Fund, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions. These Codes are on file with the SEC and are available to the public .

Proxy Voting

The Trust's Board of Trustees has adopted Proxy Voting Policy and Procedures (the "Proxy Policy") in accordance with Rule 30b1-4 under the 1940 Act. The Proxy Policy of the Trust is attached to this Statement of Additional Information as Exhibit A. The Proxy Policy generally assigns proxy voting responsibilities for each Fund to the Adviser and its Sub-Advisor responsible for the management of such Fund. If the Adviser or Sub-Advisor to a Fund that invests in voting securities does not have a proxy voting policy that complies with the relevant portions of Rule 30b1-4 and the separate proxy voting rule under the Investment Advisers Act of 1940, the Adviser or Sub-Adviser will be required to follow the Trust's Proxy Policy. Attached as Exhibit B to this Statement of Additional Information are the proxy voting policies for the Fund's Adviser and the Sub-Advisers of the Funds in accordance with applicable SEC regulations. The Trust is required to disclose annually each Fund's complete proxy voting record on SEC Form N-PX. The first filing on Form N-PX made by the Trust covers the period from July 1, 2003 through June 30, 2004 and has been filed with the SEC and is available upon request by calling the Trust at 888-220-8888 for writing the Trust at Quaker Investment Trust, 83 General Warren Boulevard, Suite 200, Malvern, PA 19355. Each Fund's Form N-PX is also available on the SEC's website at www.sec.gov.

                                    CUSTODIAN

Wachovia Bank, N.A. (the "Custodian"), 123 South Broad Street, Philadelphia, PA 19109, serves as custodian for each Fund's assets. The Custodian acts as the depository for each Fund, holds in safekeeping its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian receives from each Fund an annual fee based on the average net assets of the Fund held by the Custodian.

For the fiscal years ended June 30, 2002, 2003 and 2004, respectively, the Funds paid custodial fees as follows:

--------------------------------------------------------------------------------
Name of Fund                            2004         2003             2002
--------------------------------------------------------------------------------
Quaker Strategic Growth Fund          $45,282      $34,830          $31,406
--------------------------------------------------------------------------------
Quaker Core Equity Fund                $7,795       $8,175          $12,501
--------------------------------------------------------------------------------
Quaker Small-Cap Growth Fund           $4,162      $11,935          $16,445
--------------------------------------------------------------------------------
Quaker Capital Opportunities Fund      $9,213       $7,575           $2,787
--------------------------------------------------------------------------------
Quaker Biotech Pharma-Healthcare       $5,193       $3,073              N/A
Fund
--------------------------------------------------------------------------------
Quaker Mid-Cap Value Fund             $16,428      $11,870          $11,412
--------------------------------------------------------------------------------
Quaker Small-Cap Value Fund           $10,584       $8,418           $7,561
--------------------------------------------------------------------------------
Geewax Terker Core Value Fund          $1,797       $1,435             $415
--------------------------------------------------------------------------------
Quaker Fixed Income Fund               $5,579       $4,863           $4,968
--------------------------------------------------------------------------------
Quaker Small-Cap Trend Fund             2,318          N/A              N/A
--------------------------------------------------------------------------------

                        TRANSFER AGENT AND ADMINISTRATION

Citco Mutual Fund Services, Inc. ("CMFS"), 83 General Warren Blvd., Suite 200, Malvern, PA 19355, serves as the Fund's transfer, dividend paying, and shareholder servicing agent. CMFS, subject to the supervision of the Board of Trustees, provides certain services pursuant to an agreement with the Trust ("Services Agreement"). CMFS maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. CMFS also acts as administrator to the Trust pursuant to a written agreement with the Trust. CMFS supervises all aspects of the operations of the Fund except those performed by the Fund's Adviser under the Fund's investment advisory agreements. CMFS is responsible for:

(a)   calculating the Fund's net asset value;
(b) preparing and maintaining the books and accounts specified in Rules 31a-1 and 31a-2 of the Investment Company Act of 1940;
(c) preparing financial statements contained in reports to stockholders of the Fund;
(d)   preparing the Fund's federal and state tax returns;
(e)   preparing reports and filings with the Securities and Exchange Commission;
(f)   preparing filings with state Blue Sky authorities; and
(g)   maintaining the Fund's financial accounts and records.

For its services to the Trust, the Trust pays CMFS an annual fee, paid monthly, based on the aggregate average net assets of the Funds, as determined by valuations made as of the close of each business day of the month. Each Fund is charged its pro rata share of such expenses.

For the fiscal years ended June 30, 2002 and 2003, the Funds paid to CMFS aggregate transfer agency fees of $726,515 and $818,852 for the transfer agency and administration services provided. For the fiscal year ended June 30, 2004, CMFS earned fees of $1,180,380 and waived $1,881 and $2,441 for the Quaker Small-Cap Trend, and Fixed Income respectively. The aggregate transfer agency fees paid to CMFS also include fund accounting and administration fees. CMFS is wholly owned by the CITCO Group, Ltd., a U.K. owned company which also wholly owns Citco Mutual Fund Distributors, Inc., the distributor for the Funds.

DISTRIBUTOR

Citco Mutual Fund Distributors, Inc., 83 General Warren Blvd., Suite 200, Malvern, PA 19355 ("CMFD"), acts as the principal underwriter of the Fund's shares pursuant to a written agreement with the Trust ("Distribution Agreement").

The Distribution Agreement may be terminated by either party upon 60 days' prior written notice to the other party.

Pursuant to the Distribution Agreement, CMFD facilitates the registration of the Funds' shares under state securities laws and assists in the sale of shares. The shares of the Fund's are continuously offered by CMFD.

---------------------------------------------------------------------------------------------------
Name of Principal         Net Underwriting       Compensation on      Brokerage       Other
Underwriter               Discounts and          Redemptions and      Commissions     Compensation
                          Commissions            Repurchases
---------------------------------------------------------------------------------------------------
Citco Mutual Fund         N/A*                   N/A*                 N/A*            N/A*
Distributors, Inc.
---------------------------------------------------------------------------------------------------

* For providing underwriting services to the Funds, CMFD is paid an annual fixed fee of $12,000 by the Trust. CMFD also retains twenty percent (20%) of the underwriting concessions from the sale of Fund shares. For fiscal year ended June 30, 2004, the Distributor received approximately $122,000 in underwriter concessions. The President of the Trust, as a registered representative licensed with the Distributor and as a wholesaler for the Funds, received approximately $68,000 in commissions during the previous fiscal year. This amount was determined by an agreement based on a percentage of the above underwriter commissions.

CMFD is not obligated to sell any specific number of shares of the Funds but has undertaken to sell such shares on a best efforts basis only against orders therefore. CMFD is an affiliate of CMFS.

                             INDEPENDENT ACCOUNTANTS

The Trust's independent auditor, Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820 Philadelphia, PA 19102 audits the annual financial statements of the Funds, prepares the Fund's federal and state tax returns, and consults with the Funds on matters of accounting and federal and state income taxation.

                                  FUND COUNSEL

Stradley Ronon Stevens & Young, LLP, One Commerce Square, Suite 2600, Philadelphia, PA 19103, serves as counsel to the Trust and to the Independent Trustees of the Trust.

                                DISTRIBUTION PLAN

As noted in the Prospectus, the Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans") whereby each Share Class of each Fund other than the Institutional Class Shares may pay to the Distributor, Adviser and others a distribution fee in the amount of (i) 0.25% per annum of the average daily net asset value of Class A shares of each Fund, and (ii) 0.75% per annum of the average daily net asset value of each of Class B shares of each Fund, (except for the Small-Cap Trend Fund) and Class C shares of each Fund. The distribution fee is intended to compensate the Distributor, Adviser and others for engaging in activities primarily intended to result in the sale of Fund shares. Those Classes charging a distribution fee may also pay a shareholder servicing fee to the Distributor, Adviser and others in the amount of 0.25% of the average annual net asset value of such Class as compensation for servicing or maintaining existing Fund shareholder accounts.

12b-1 Fee Expenditures:

Advertising
Promotion
Postage/Shipping
Supermarket Fees
Website Fees
Printing
Interest on Loan
Sales/Marketing salary, bonus, fica, benefits
Business development Entertaining & Travel
Bank Fees
Temporary Help
Telephone

Raymond James Wrap Program
Consulting/research fee
A Share Trailer Commissions
B Share Debt Servicing
B Share Trailer Commissions
C Share Debt Servicing
C Share Trailer Commissions

The distribution fees collected in fiscal year 2004 did not cover all the above expenditures. The Fund's Advisor subsidized the deficit. Reports were provided to the Board of Trustees on a quarterly basis.

Included below is an estimate by category of the allocation of actual fees paid by the Fund pursuant to the Distribution Plans during the fiscal year ended June 30, 2004:

--------------------------------------------------------------------------------
                               Expenditures for
--------------------------------------------------------------------------------
                               Class A              Class B           Class C
--------------------------------------------------------------------------------
Underwriter Compensation       $734,318             $157,039          $222,164
--------------------------------------------------------------------------------

                               GENERAL INFORMATION

The Trust is an unincorporated business trust organized under Massachusetts law on October 24, 1990 and operates as an open-end management investment company. The Trust's Declaration of Trust ("Declaration of Trust") authorizes the Board of Trustees to divide Trust shares into various series ("Funds"), each of which relates to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such Fund. Each of the Funds is diversified, within the meaning of the 1940 Act, except for the Quaker Biotech-Pharma-Healthcare Fund and the Quaker Capital Opportunities Fund, which are non-diversified. The Declaration of Trust currently provides for the issuance of an unlimited number of series and classes of shares. The Trust does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a Rule 12b-1 plan, or any change in the fundamental investment policy of a series would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When issued for payment as described in the Prospectus and this SAI , shares of each Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Other Expenses. Each Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Adviser, or expenses otherwise incurred in connection with the management of the investment of the Funds' assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. Each Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable.

The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Administrator or by votes cast in person or by proxy at a meeting called for that purpose.

Shareholders of the Trust will vote in the aggregate and not by series (Fund) or class, except as otherwise required by the 1940 Act or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series are entitled to vote on matters affecting only that series. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Reporting to Shareholders. The Trust will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports for the Fund will be audited by independent accountants. In addition, the Trust will send to each shareholder having an account directly with the Trust a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding any Fund may be directed in writing to 83 General Warren Blvd., Suite 200, Malvern, PA 19355 or by calling 800-220-8888.

                              FINANCIAL STATEMENTS

The financial statements of the Trust are incorporated herein by reference to the Trust's latest audited annual report, dated June 30, 2004, and unaudited semi-annual report, dated December 31, 2003. The Trust's annual report has been audited by Briggs, Bunting & Dougherty, LLP, independent auditors. You may receive a copy of either report, free of charge, by contacting the Trust.

                                    Exhibit A

                             Quaker Investment Trust
                       Proxy Voting Policy and Procedures

1.    General

      The Board of Trustees ("Board") of the Quaker Investment Trust ("QIT") have adopted the following policies and procedures (the "Policies and Procedures") in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the "Proxy Voting Rule") with respect to voting proxies relating to portfolio securities held by QIT's investment portfolios ("Funds").

      QIT recognizes that the right to vote proxies with respect to portfolio securities held by the Funds is an economic asset and has direct investment implications. Moreover, we believe that each Fund's portfolio investment adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security.

      Consequently, it is the policy of QIT to delegate proxy voting responsibilities to Quaker Funds, Inc., (the "Adviser") as a part of the Adviser's general management of the Funds, subject to the Board's continuing oversight. The Adviser may, but is not required to, further delegate proxy voting responsibilities to one or more of the sub-advisers retained to provide investment advisory services to such Fund, if any (each a "Sub-adviser"), subject to the Board's continuing oversight. The Adviser or Sub-adviser, to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

      If the Adviser or Sub-adviser to a Fund who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Proxy Voting Rule and the proxy voting rule under the Investment Adviser's Act of 1940(1), as amended, that adviser will be required to follow these Policies and Procedures.

2.    General Proxy Voting Guidelines

      QIT will consider each corporate proxy statement on a case-by-case basis. There may also be occasions when QIT determines, that not voting such proxy may be more in the best interest of a Fund, such as (i) when the cost of voting such proxy exceeds the expected benefit to a Fund or (ii) if QIT is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking".

      In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent third party proxy voting services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the Funds' assets.

      QIT's general guidelines as they relate to voting certain common proxy proposals are described below. As previously noted, the Adviser or Sub-adviser to QIT will only be required to follow these general guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

Adoption of confidential voting                                               For
Adoption of Anti-greenmail charter of bylaw amendments                        For
Amend bylaws or charters for housekeeping changes                             For
Elect Directors annually                                                      For
Fix the size of the Board                                                     For
Give Board ability to amend bylaws in addition to Shareholders                For
Lower supermajority Shareholder vote requirements                             For

----------
(1) Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940, as amended.

Ratify Auditors                                                               For
Require Majority of Independent Directors                                     For
Require Shareholder approval of Golden or Tin Parachutes                      For
Restore or Provide Shareholders with rights of appraisal                      For
Restore Shareholder ability to remove directors with our without cause        For
Seek reasonable Audit rotation                                                For
Shareholders' Right to Act independently of management                        For
Shareholders' Right to Call Special Meeting                                   For
Shareholders' Right to Act by Written Consent                                 For
Stock Repurchase Plans                                                        For
Stock Splits                                                                  For
Submit Poison Pill for Shareholder ratification                               For

Blank Check Preferred Stock                                                   Against
Classified Boards                                                             Against
Dual Classes of Stock                                                         Against
Give Board exclusive authority to amend bylaws                                Against
Limited Terms for Outside Directors                                           Against
Payment of Greenmail                                                          Against
Provide Management with authority to adjourn an annual or special meeting     Against
Require Director Stock Ownership                                              Against
Restrict or Prohibit Shareholder ability to call special meetings             Against
Supermajority Vote Requirement                                                Against
Supermajority Provisions                                                      Against

Adopt/Amend Stock Option Plan                                                 Case-by-Case
Adopt/Amend Employee Stock Purchase Plan                                      Case-by-Case
Approve Merger/Acquisition                                                    Case-by-Case
Authorize Issuance of Additional Common Stock                                 Case-by-Case
Consider Non-financial Effects of Merger                                      Case-by-Case
Director Indemnification                                                      Case-by-Case
Election of Directors                                                         Case-by-Case
Fair Price Requirements                                                       Case-by-Case
Issuance of authorized Common Stock                                           Case by Case
Limitation of Executive/Director Compensation                                 Case-by-Case
Reincorporation                                                               Case-by-Case
Require Shareholder Approval to Issue Preferred Stock                         Case-by-Case
Spin-Offs                                                                     Case-by-Case
Shareholder proposal to redeem Poison Pill                                    Case-by-Case
Social and Environmental Issues                                               Case-by-Case

      The foregoing are only general guidelines and not rigid policy positions. No proxy voting guidelines can anticipate all potential voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable Fund and its shareholders.

3.    Conflicts of Interest

      QIT recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. A "conflict of interest" shall be deemed to occur when QIT or an affiliated person of QIT has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise QIT's independence of judgment and action in voting the proxy.

      Since under normal circumstances the Adviser or Sub-adviser will be responsible for voting proxies related to securities held in a Fund, QIT itself will not have a conflict of interest with Fund shareholders in the voting of proxies. QIT expects the Adviser and each Sub-adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Fund and its shareholders and is not influenced by any conflicts of interest that the Adviser or Sub-adviser may have.

4.    Receipt of Proxy Voting Procedures & Proxy Voting Records

o At least annually, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-adviser with authority to vote proxies on behalf of any Fund shall present to the Board its policies, procedures and other guidelines for voting proxies. In addition, the Adviser and each such Sub-adviser shall notify the Board promptly of material changes to any of these documents.

o At least quarterly, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-adviser with authority to vote proxies on behalf of any Fund shall provide to QIT a record of each proxy voted with respect to portfolio securities of such Fund during the quarter (such record shall include the records described in Section 7 hereof). With respect to those proxies that the Adviser or a Sub-adviser has identified as involving a material conflict of interest, the Adviser or Sub-adviser shall submit a separate report to the Board, at its next regular meeting, indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" shall be deemed to occur when the Adviser or Sub-adviser or an affiliated person of the Adviser or Sub-adviser has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Adviser's or Sub-adviser's independence of judgment and action in voting the proxy.

o In the event the Adviser (if it has retained the authority to vote proxies on behalf of any fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund fails to provide QIT with a record of each proxy voted prior to the end of the following quarter, such failure will be addressed by the Board in a letter to the Adviser or Sub-Adviser formally requiring compliance. Further, the deficiency will be specifically noted at the Adviser or Sub-Adviser contract renewal and shall be a factor the QIT Board takes into consideration during the renewal process.

o Each quarter, the Chief Executive Officer of QIT shall report to the Board on proxy votes cast in the prior period by the Funds.

5.    Revocation of Authority to Vote

      The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Board, in whole or in part, at any time.

6.    Disclosure of Proxy Voting Policies and Procedures, and Record

      QIT will fully comply with all applicable disclosure obligations under the Proxy Voting Rule. These include the following:

      o Disclosure in shareholder reports that a description of the Fund's Proxy Voting Policy and Procedures is available upon request without charge and information about how it can be obtained (e.g. QIT's website, SEC website, and toll free phone number).

      o Disclosure in the Fund's Statement of Additional Information ("SAI") the actual policies used to vote proxies.

      o Disclosure in shareholder reports and in the SAI that information regarding how a Fund's proxies were voted during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

      QIT will file all required reports regarding the Fund's actual proxy voting record on Form N-PX on an annual basis as required by the Proxy Voting Rule. This voting record will also be made available to shareholders.

      QIT will respond to all requests for Proxy Voting Policies and Procedures or proxy records within three business days of such request.

7.    Maintenance of Proxy Voting Records

      QIT's administrator, Adviser, and Sub-advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in a Fund as required by the Proxy Voting Rule. These records relating to the voting of proxies include: (i) the name of the issuer, (ii) the exchange ticker symbol of the portfolio security, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) number of shares voted, (vi) a brief description of the matter brought to vote; (vii) whether the proposal was submitted by management or a shareholder, (viii) whether the proxy was voted for or against management, (ix) whether the vote was cast for or against management and (x) other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six years, with records maintained for the first two years on site.

8.    Review of Proxy Voting Policies and Procedures

      The Policies and Procedures as well as the proxy voting guidelines of the Advisers and Sub-advisers will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

Dated: September 9, 2004

                                    Exhibit B

                               Quaker Funds, Inc.
                       Proxy Voting Policy and Procedures

1.    General

      Quaker Funds, Inc. (the "Adviser") has adopted the following policies and procedures (the "Policies and Procedures") in accordance with Rule 206(4)-6 and Rule 204-2 of the Investment Advisers Act of 1940, as amended (the "Rule") with respect to voting proxies relating to portfolio securities held by Quaker Investment Trust's (the "Company") investment portfolios ("Funds").

      The Adviser recognizes that the right to vote proxies with respect to portfolio securities held by the Funds is an economic asset and has direct investment implications. Moreover, the Adviser believes that each Fund's portfolio investment sub-adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security.

      Consequently, it is the policy of the Adviser to delegate proxy voting responsibilities to each of the sub-advisers retained by the Adviser to provide investment advisory services to a Fund (each a "Sub-adviser"), subject to the Adviser's and the Company's Board of Trustees continuing oversight. The Sub-adviser to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

      If the Sub-adviser to a Fund who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule, that sub-adviser will be required to follow the Company's Proxy Voting Policies and Procedures which are attached hereto as Appendix A.

2.    Proxy Oversight Committee

      The Adviser has established a Proxy Oversight Committee (the "Committee") to oversee the proxy voting process. The Committee consists of Adviser's Chief Executive Officer, and the Compliance Officer. The Committee is responsible for
(i) designing and reviewing from time to time the Policies and Procedures, (ii) reviewing the proxy voting policies and procedures of any Sub-adviser that manages a Fund, and (iii) reviewing and addressing all instances where the Chief Executive Officer identifies material conflicts of interest in the context of voting proxies.

3.    General Proxy Voting Guidelines

      The Adviser will consider each corporate proxy statement on a case-by-case basis. There may also be occasions when the Adviser determines, that not voting such proxy may be more in the best interest of a Fund, such as (i) when the cost of voting such proxy exceeds the expected benefit to a Fund or (ii) if the Adviser is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking".

      In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent third party proxy voting services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the Funds' assets.

      The Adviser's general guidelines as they relate to voting certain common proxy proposals are described below

Adoption of confidential voting                                              For
Adoption of Anti-greenmail charter of bylaw amendments                       For
Amend bylaws or charters for housekeeping changes                            For
Elect Directors annually                                                     For
Fix the size of the Board                                                    For

Give Board ability to amend bylaws in addition to Shareholders               For
Lower supermajority Shareholder vote requirements                            For
Ratify Auditors                                                              For
Require Majority of Independent Directors                                    For
Require Shareholder approval of Golden or Tin Parachutes                     For
Restore or Provide Shareholders with rights of appraisal                     For
Restore Shareholder ability to remove directors with our without cause       For
Seek reasonable Audit rotation                                               For
Shareholders' Right to Act independently of management                       For
Shareholders' Right to Call Special Meeting                                  For
Shareholders' Right to Act by Written Consent                                For
Stock Repurchase Plans                                                       For
Stock Splits                                                                 For
Submit Poison Pill for Shareholder ratification                              For
Blank Check Preferred Stock                                                  Against
Classified Boards                                                            Against
Dual Classes of Stock                                                        Against
Give Board exclusive authority to amend bylaws                               Against
Limited Terms for Outside Directors                                          Against
Payment of Greenmail                                                         Against
Provide Management with authority to adjourn an annual or special meeting    Against
Require Director Stock Ownership                                             Against
Restrict or Prohibit Shareholder ability to call special meetings            Against
Supermajority Vote Requirement                                               Against
Supermajority Provisions                                                     Against
Adopt/Amend Stock Option Plan                                                Case-by-Case
Adopt/Amend Employee Stock Purchase Plan                                     Case-by-Case
Approve Merger/Acquisition                                                   Case-by-Case
Authorize Issuance of Additional Common Stock                                Case-by-Case
Consider Non-financial Effects of Merger                                     Case-by-Case
Director Indemnification                                                     Case-by-Case
Election of Directors                                                        Case-by-Case
Fair Price Requirements                                                      Case-by-Case
Issuance of authorized Common Stock                                          Case by Case
Limitation of Executive/Director Compensation                                Case-by-Case
Reincorporation                                                              Case-by-Case
Require Shareholder Approval to Issue Preferred Stock                        Case-by-Case
Spin-Offs                                                                    Case-by-Case
Shareholder proposal to redeem Poison Pill                                   Case-by-Case
Social and Environmental Issues                                              Case-by-Case

      The foregoing are only general guidelines and not rigid policy positions. No proxy voting guidelines can anticipate all potential voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable Fund and its shareholders.

4.    Conflicts of Interest

      The Adviser recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. A "conflict of interest" shall be deemed to occur when the Adviser or an affiliated person of the Adviser has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Adviser's independence of judgment and action in voting the proxy.

      Since under normal circumstances the Sub-adviser will be responsible for voting proxies related to securities held in a Fund, the Adviser itself will not have a conflict of interest with Fund shareholders in the voting of proxies. The Adviser expects each Sub-adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Fund and its shareholders and is not influenced by any conflicts of interest that the Sub-adviser may have.

      In the event that a Sub-adviser defers to the Adviser to vote a client proxy, the Chief Executive Officer of the Adviser shall vote such proxy in accordance with these Policies and Procedures. If the Chief Executive Officer determines that the Adviser has a material conflict of interest respecting a proxy vote, then the Chief Executive Officer shall notify the Committee and shall vote the proxy in accordance with the direction received by the Committee.

      In the event a Sub-Adviser with authority to vote proxies on behalf of any Fund fails to provide the Adviser with a record of each proxy voted prior to the end of the following quarter, such failure will be addressed by the Adviser in a letter to the Sub-Adviser formally requiring compliance. Further, the deficiency will be specifically noted at the Sub-Adviser contract renewal and shall be a factor under consideration during the renewal process.

5.    Receipt of Proxy Voting Procedures & Proxy Voting Records

      o At least annually, each Sub-adviser with authority to vote proxies on behalf of any Fund shall present to the Adviser its policies, procedures and other guidelines for voting proxies. In addition, the Sub-adviser shall notify the Adviser promptly of material changes to any of these documents.

      o At least quarterly, each Sub-adviser with authority to vote proxies on behalf of any Fund shall provide to the Adviser a record of each proxy voted with respect to portfolio securities of such Fund during the quarter (such record shall include the records described in Section 8 hereof). With respect to those proxies that the Sub-adviser has identified as involving a material conflict of interest, the Sub-adviser shall submit a separate report to the Adviser indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" shall be deemed to occur when the Sub-adviser or an affiliated person of the Sub-adviser has an interest in a matter presented by a proxy to be voted on behalf of a Fund which may compromise the Sub-adviser's independence of judgment and action in voting the proxy.

6.    Revocation of Authority to Vote

      The delegation by the Adviser of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Adviser, in whole or in part, at any time.

7.    Disclosure of Proxy Voting Policies and Procedures and Record

      The Adviser will fully comply with all applicable disclosure obligations under the Rule. The Adviser's Form ADV will include a description of these Policies and Procedures, and upon request, the Adviser will provide to clients a copy of the complete Policies and Procedures. The Adviser will also provide to clients, upon request, information on how their securities were voted.

8.    Maintenance of Proxy Voting Records

      The Adviser will maintain all appropriate records related to the voting of proxies held in a Fund as required by the Rule. These records relating to the voting of proxies include: (i) the name of the issuer, (ii) the exchange ticker symbol of the portfolio security, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) number of shares voted, (vi) a brief description of the matter brought to vote; (vii) whether the proposal was submitted by management or a shareholder, (viii) whether the proxy was voted for or against management, (ix) whether the vote was cast for or against management and (x) other pertinent supporting documentation relating to a particular proxy.

      In addition, the Adviser will maintain (i) these Policies and Procedures,
(ii) records of written client requests for voting information, and (iii) records of written responses from the Adviser to both written and verbal requests.

      Applicable records shall be maintained for a period of six years, with records maintained for the first two years on site.

9.    Review of Proxy Voting Policies and Procedures

      The Committee shall review these Policies and Procedures as well as the proxy voting guidelines of the Sub-advisers at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

Dated:  September 9, 2004

                        PROXY VOTING POLICY & GUIDELINES

                                       for

                            Geewax, Terker & Company

In general, we strive to improve corporate governance to protect and enhance shareholder value, to enhance the accountability of management to shareholders and encourage cooperation between management and shareholders.

                               GENERAL GUIDELINES

We generally vote with management, except cases in which such a vote would be contrary to the enhancement of shareholder value.

      For example, we vote for shareholder proposals asking that a company redeem its poison pill or submit it for shareholder ratification. Poison pills generally take the form of rights or warrants issued to shareholders and are worthless unless they are triggered by a hostile acquisition attempt.

      The triggering event can either transfer shareholder wealth out of the target company or dilute the equity holdings of the potential acquirer's pre-existing shareholders. In the event of an unwanted control contest a poison pill provides the target's board with veto power over takeover bids even if such bids are in the best interests of the target shareholders.

      All poison pills raise questions of shareholder democracy and the sturdiness of the corporate governance process. They amount to actual shifts of voting rights away from shareholders and to management on matters pertaining to the sale of the company. Because poison pills are implemented as warrants or rights offerings, they can be put in place without shareholder voting approval.

      The power of redemption is the crucial issue for shareholders because courts have allowed target company boards great leeway in deciding when a pill must be redeemed, even in the event of bona fide offers.

We vote against all proposals that indicate they could be anti-takeover.

      Some examples include increasing the number of outstanding shares, fair price requirements, supermajority provisions and permitting the board to consider the interests of all stakeholders.

On issues concerning the board of directors, employees and corporate elections, we vote for the election of nominees and approval of independent accountants. We vote against classification of the board, staggered terms and size qualifications. We generally vote with management on proposals concerning stock option and incentive plans unless the proposal indicates a reduction of minimum option price, allocated shares total more than 15% of outstanding shares or gift of stock to non-employee directors.

We vote for shareholder proposals that are directed towards enhancing the accountability of management to shareholders.

      For example, we vote for shareholder resolutions requesting that a company provide for confidential voting procedures. Confidential voting means that all proxies, ballots and voting tabulations that identify individual shareholders are kept confidential. Only the vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are told only of vote totals.

      We favor confidential voting because we share the view that the shareholder franchise is the basic tool of corporate accountability. In order for it to work effectively, shareholders must be able to vote all proxies on the merits of each proposal. Open voting alters the concept of free choice in corporate elections and proxy proposals by providing management the opportunity to influence the vote outcome. Closed voting, on the other hand, eliminates management's ability to pinpoint anti-management votes; management could, however, still contact all its shareholders on a broad basis if it wishes.

We generally vote with management on shareholder proposals that are social, environmental or political in nature. On "social issues" we will vote to uphold the human rights issue, unless economic consideration would suggest otherwise.

      We vote with management on issues in which social, moral or ethical motivations are put ahead of or on par with financial concerns. Generally, the proposals border on operational decisions best left to management. Some examples include proposals related to US corporate presence in South Africa and Northern Ireland, toxic waste, nuclear plants, defense weapons, abortion, infant formula, animal testing, business with communist countries and environmental concerns.

Ratification of mergers and acquisitions are voted on a case by case basis.

---------------------------------------------------------------------------------------------------
MGMT - S/H  ISSUE   DESCRIPTION                                                               VOTE*
---------------------------------------------------------------------------------------------------
                    BOARD OF DIRECTORS

MGMT                Election of directors.                                                        F

S/H                 Annual election of directors.                                                 F

MGMT                Limit liability and indemnify directors.                                      F

MGMT                Classification of board.                                                      A

MGMT                Staggered terms for directors.                                                A

MGMT                Fix number of directors.                                                      A

S/H                 Require minimum number of shares to
                    be owned in order to serve as a director.                                     M

S/H                 Require specified number, or increase
                    frequency of meetings for audit committee.                                    A

                    Misc. proposals                                                               C

----------
* VOTE : (F)or / (A)gainst / with (M)anagement / (C)ase by case

                    OUTSTANDING SHARES

MGMT                Increase authorized common and/or preferred stock with
                    no indication that such an increase could be anti-takeover.                   F

MGMT                Increase number of shares of common stock
                    which may be issued upon exercise of options granted.                         F

MGMT                Increase authorized common and/or preferred stock
                    indicating that such an increase could be anti-takeover.                      A

MGMT                Increase of authorized common and/or
                    preferred stock exceeds 125%.                                                 A

                    Misc. proposals                                                               C

                    STOCK OPTION & INCENTIVE PLANS

MGMT                Restricted stock plans to key employees.                                      C

MGMT                Employee stock option plans.                                                  C

MGMT                Long-term incentive plans.                                                    C

MGMT                Increase shares [not to exceed 15% of outstanding shares].                    C

MGMT                Amendments to stock option and incentive plans.                               C

MGMT                Stock option plans for non-employee directors.                                C

                    STOCK OPTION & INCENTIVE PLANS, CONTINUED

MGMT                Stock grant/award [gift of stock] to non-employee directors.                  A

MGMT                Reduction of minimum option price.
                    [less than 85% of fair market value]                                          A

MGMT                Payments to optionees upon exercise of certain rights.                        A

MGMT                Bonus/Incentive plans when dividend payments have been suspended.             A

MGMT                Bonus/Incentive plans not based on performance.                               A

                    Misc. proposals                                                               C

                    VOTING ISSUES & ANNUAL MEETINGS

S/H                 Provide for confidential voting procedures.                                   F

S/H                 Provide for cumulative voting procedures.                                     F

S/H                 Provision specifying quorum for shareholder meetings.                         F

MGMT                Require advance notice of shareholder nominations for directors.              A

MGMT                Require advance notice of shareholder proposals for annual meeting.           A

MGMT                Eliminate shareholder action by written consent.                              A

S/H                 Improved shareholder access to proxy.                                         M

S/H                 Provide annual notices to shareholders to make proposals.                     M

S/H                 Change annual meeting date and/or place.                                      M

                    Misc. proposals                                                               C

* VOTE : (F)or / (A)gainst / with (M)anagement / (C)ase by case

                    MERGERS & ACQUISITIONS

MGMT                Ratification of mergers.                                                      C

S/H                 Pre-emptive Rights.                                                           F

S/H                 "Opt-out" of anti-takeover laws.                                              F

S/H                 Redeem or submit Poison Pill to shareholder vote.                             F

MGMT                Ratify Poison Pill [Shareholder Rights Plan].                                A

MGMT                Greenmail.                                                                    A

MGMT                Supermajority.                                                                A

MGMT                Fair Price Requirement.                                                       A

MGMT                Permit board to consider "all"  factors including
                    employees, community, creditors, etc., regarding
                    mergers and acquisitions - considered to be anti-takeover.                    A

MGMT                Golden Parachute Awards.                                                      A
                    [Compensation paid to directors, officers and
                    employees contingent upon merger or acquisition]

                    Misc. proposals                                                               C

                    SOCIAL & ENVIRONMENTAL ISSUES

S/H                 Withdrawal from or terminate economic relations with South Africa.            M

S/H                 Withdrawal from or terminate economic relations
                    with South Africa pertaining to Endowment accounts.                           F

S/H                 Implement "MacBride Principles" -
                    non-discrimination in Northern Ireland.                                       M

S/H                 Non-discrimination in Northern Ireland if non-economic.                       F

S/H                 Provide aid to former USSR.                                                   M

S/H                 Implement "Slepak Principles" -
                    non-discrimination, etc. in former USSR.                                      M

S/H                 Conduct in-depth review and report to shareholders on business
                    operations in South Africa, Northern Ireland and/or former USSR.              M

S/H                 Submit report to shareholders on environmental objectives
                    regarding nuclear power, toxic waste, pollution, etc., and/or objectives regarding tobacco, space weapons, affirmative action,
                    factory farming, alternatives to animal testing, etc.                         M

S/H                 Adopt and/or become a signatory to the "Ceres Principles".                    M

S/H                 Seek alternatives to animal testing.                                          M

S/H                 Limit and/or prohibit certain charitable contributions.                       M

S/H                 Review promotional practices.                                                 M

                    Misc. proposals                                                               C

                    ECONOMIC & POLITICAL ISSUES

MGMT                Economic Conversion.                                                          A

MGMT                Political Action Committees.                                                  A

S/H                 Restrict political activities of company regarding candidates.                A

S/H                 Disclosure of prior government service of officers and directors.             A

S/H                 Review and report to shareholders criteria for accepting
                    military contracts, dependency on military contracts and/or
                    ability to convert to civilian production.                                    M

                    Misc. proposals                                                               C

                    MISC. COMPANY ISSUES

MGMT                Approval of independent accountants/auditors.                                 F

MGMT                Recapitalization.                                                             F

MGMT                Change name of company.                                                       F

MGMT                Disclosure of compensation and/or salaries of officers and directors.         A

MGMT                Allow shareholder approval of independent accountants/auditors.               M

MGMT                Permit incorporation in a certain state.                                      M

S/H                 Reincorporate out of a certain state [e.g. due to anti-takeover laws].        F

                    Misc. proposals                                                               C

----------
* VOTE : (F)or / (A)gainst / with (M)anagement / (C)ase by case

--------------------------------------------------------------------------------
                            Knott Capital Management
                              Proxy Voting Summary
--------------------------------------------------------------------------------

Knott Capital Management ("KCM") takes seriously the responsibility of voting proxies on behalf of our clients. Our policies and procedures are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.

A Proxy Committee, including executive, investment, and compliance and operations personnel, is responsible for establishing our policies and procedures. The Committee reviews these policies and procedures periodically and makes such changes as it believes are necessary.

We review all proxies for which we have voting responsibility, and vote all proxies according to our written guidelines. Our guidelines address such general areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.

The guidelines contained herein reflect our normal voting position on certain issues, and will not apply in every situation. The guidelines are intended to generally cover both U.S. and international proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances. Some issues require a case-by-case analysis prior to voting and, in those situations, input from our investment team will normally be solicited. Even when our guidelines specify how we normally vote on particular issues, we may change the vote if it is reasonably determined to be in our client's best interest. In addition, on client request, we may vote proxies for that client in a particular manner overall, such as union or labor sensitive.

To ensure that voting responsibilities are met, the Committee has established operational procedures to have client proxies reconciled against client holdings. The procedures are also intended to ensure that proxies are voted consistent with voting guidelines, that the best proxy analysis is used for each issue, and all votes are recorded and justified. Any variance from stated policy is carefully noted, including the reason for the variance.

We maintain proxy voting records for all accounts and make these records available to clients at their request.

--------------------------------------------------------------------------------
I     External Auditor
--------------------------------------------------------------------------------

            (1) A. Auditors

Vote for proposals to ratify auditors, unless there is a reason to believe the auditing firm has a financial interest in or association with the company and is, therefore, not independent; or there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

--------------------------------------------------------------------------------
II    Board of Directors
--------------------------------------------------------------------------------

A.    Director Nominees

      Votes on director nominees are evaluated based on the following criteria (and any others that may be deemed relevant to KCM):

            o Long term corporate performance record based on increases in shareholder wealth, earnings, financial strength

            o     Executive Compensation

            o     Director Compensation

            o     Corporate Governance Provisions and Takeover Activity

            o     Criminal Activity

            o     Investment in the Company

            o     Interlocking Directorships

            o     Inside, Outside, and Independent Directors Board Composition

            o     Number of Other Board Seats

            o     Any problems or issues that arose on Other Board assignments

            o     Support of majority-supported shareholder proposals.

            o     Number of Other Board Seats

            o     Any problems or issues that arose on Other Board assignments

            o     Support of majority-supported shareholder proposals.

B.    Director Indemnification and Liability Protection

      1. Proposals concerning director and officer indemnification and liability protection are normally voted in accordance with the proposal.

      2. Vote against proposals to limit or eliminate entirely the liability for monetary damages of directors and officers for violating the duty of care.

      3. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence, that are more serious violations of fiduciary obligation than mere carelessness.

      4. Vote for only those proposals providing such expanded coverage on cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and (ii) if only the director's legal expenses would be covered.

C.    Director Duties and Stakeholder Laws

      Vote against management or shareholder proposals to allow the board of directors to consider the interests of "stakeholders" or "non-shareholder constituents," unless these proposals make it clear that these interests are to be considered in the context of the prevailing commitment to shareholders.

D.    Director Nominations

      Vote for shareholder proposals asking that management allow large shareholders equal access to management's proxy to discuss and evaluate management's director nominees, and/or to nominate and discuss shareholder nominees to the board.

E.    Inside Versus Independent Directors

      1. Shareholder proposals asking that boards be comprised of a majority of independent directors are normally voted in accordance with the

      2. Vote for shareholder proposals asking that board audit, compensation and/or nominating committees be comprised exclusively of independent directors.

F.    Stock Ownership Requirements

      Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

G.    Term of Office

      Vote against proposals to limit the tenure of outside directors.

--------------------------------------------------------------------------------
III   Proxy Contests and Corporate Defenses
--------------------------------------------------------------------------------

A.    Proxy Contests for Board Seats

      All votes in a contested election of directors are normally voted in accordance with the analysis

B.    Classified Boards

      1.    Vote against proposals to classify the board.

      2. Vote for proposals to repeal a classified board, and to elect all directors annually.

C.    Cumulative Voting

      1. Vote for proposals to permit cumulative voting in the election of directors.

      2. Vote against proposals to eliminate cumulative voting in the election of directors.

D.    Director Nominations

      Vote against management proposals to limit shareholders' ability to nominate directors.

E.    Shareholders' Right to Call Special Meetings

      1. Vote against management proposals to restrict or prohibit shareholders' ability to call special meetings.

      2. Vote for shareholder proposals that remove restrictions on the right of shareholders to act independently of management.

F.    Shareholder Action by Written Consent

      1. Vote against management proposals to restrict or prohibit shareholders' ability to take action by written consent.

      2. Vote for shareholder proposals to allow or make easier shareholder action by written consent.

G.    Size of the Board

      1.    Vote for proposals that seek to fix the size of the Board.

      2. Vote against management proposals that give management the ability to alter the size of the Board without shareholder approval.

H.    Shareholders' Ability to Remove Directors

      1. Vote against proposals that state directors may be removed only for cause.

      2. Vote for proposals to restore shareholder ability to remove directors with or without cause.

      3. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

      3. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

--------------------------------------------------------------------------------
IV    Tender Offers and Corporate Defenses
--------------------------------------------------------------------------------

A.    Fair Price Provisions

      1. Vote for management proposals to adopt a fair price provision, as long as the shareholder vote requirement imbedded in the provision is no more than a majority of the disinterested shares.

      2. Vote for shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

B.    Greenmail

      1. Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

      2. Vote in accordance with the on each individual proposal regarding anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

      3. Vote on a case-by-case basis regarding restructuring plans that involve the payment of pale greenmail.

C.    Poison Pills

      1. Vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

      2. Shareholder proposals to redeem a company's poison pill are normally voted in accordance with the

      3. Management proposals to ratify a poison pill are normally voted in accordance with the on each individual proposal.

D.    Stakeholder Provisions

      Vote against management proposals allowing the board to consider stakeholders' (outside constituencies') interests when faced with a tender offer.

E.    Super-majority Vote Requirement to Approve Mergers

      1. Vote for shareholder proposals to lower super-majority vote requirements for mergers and other business combinations.

      2. Vote against management proposals to require a super-majority shareholders' vote to approve mergers and other significant business combinations.

F.    Super-majority Shareholder Vote Requirements to Amend Charter or Bylaws

      1. Vote for shareholder proposals to lower super-majority vote requirements to amend any bylaw or charter provision.

      2. Vote against management proposals to require a super-majority vote to amend any bylaw or charter provision.

G.    Unequal Voting Rights

      Vote against proposals for dual class exchange offers and dual class recapitalizations.

H.    Existing Dual Class Companies

      1. Vote for shareholder proposals asking that a company report to shareholders on the financial impact of its dual class voting structure.

      2. Vote for shareholder proposals asking that a company submit its dual class voting structure for shareholder ratification.

I.    White Squire Placements

      Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporation purposes. (e.g. raising capital or making acquisitions in the normal course of business).

--------------------------------------------------------------------------------
V     Miscellaneous Corporate Governance Provisions
--------------------------------------------------------------------------------

A.    Abstention Votes

      Vote for shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting, unless that consideration is required by state law.

B.    Annual Meetings

      1. Vote for management proposals asking for authority to vote at the meeting for "other matters" not already described in the proxy statement unless there is a reason to believe the other matters involve substantive issues.

      2. Vote against shareholder proposals to rotate the time or place of annual meetings.

D.    Confidential Voting and Independent Tabulation and Inspections

      Vote for proposals to adopt a policy that comprises both confidential voting and the use of independent vote tabulators of elections.

D.    Equal Access

      Vote for shareholder proposals to allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and/or to nominate their own candidates to the board.

E.    Bundled Proposals

      Bundled or "conditioned" proxy proposals are normally voted in accordance with ISS analysis and recommendation on each individual proposal. (e.g., management proposals to provide shareholders a special dividend that are bundled with other charter or bylaw changes).

F.    Shareholder Advisory Committee

      1. Shareholder proposals to establish shareholder advisory committees are normally voted in accordance with the proposal.

      2. Decisions on whether or not to join a shareholder advisory committee are normally voted in accordance with the proposal.

G.    Disclosure Proposals

      Shareholder proposals requesting fuller disclosure of company policies, plans or business practices are normally voted in accordance with the proposal.

H.    Conflict of Interest

      When facing conflicts between our interests and the interests of our clients, KCM will always act in the best interests of its clients. In proxy voting matters, conflicts of interest can arise in many ways. For example, a proxy issue could arise for one of our public clients that we also own in one or more client accounts. Or, a potential client battling a contentious shareholder proposal may ask for our vote in exchange for granting us an investment mandate. In these cases and other potential conflict scenarios, KCM must exercise caution to ensure our clients' interests are not compromised.

      We believe a reasonable process to screen for potential conflicts that could influence our proxy voting is as follows:

      (i) identify any situation where we do not intend to vote in accordance with our normal policy on any issue;

      (ii) determine who is directing (portfolio manager, client, etc) us to vote contrary to our normal policy;

      (iii) review and analyze for potential conflict issues (e.g., may require PM to disclose any relationship with the issuer via a written questionnaire);

      (iv) Proxy Committee to review request to vote contrary to policy, and potential conflict if any, prior to voting, and will make final decision.

      (v) pursuant to the request of the Board of Trustees of the Penn Street Fund, KCM will report to the Board any conflict of interest matter and how the Committee resolved it.

      The Proxy Committee will be responsible for implementing and following the above process, and has the flexibility to use its reasonable judgment in determining which steps are necessary under each set of circumstances.

--------------------------------------------------------------------------------
VI    Capital Structure
--------------------------------------------------------------------------------

A.    Common Stock Authorization

      1. Proposals to increase the number of shares of common stock the board is authorized to issue are normally voted in accordance with the proposal.

      2. Proposals to increase the number of shares of common stock authorized for issue are normally voted in accordance with the proposal.

      Vote against proposed common share authorizations that increase existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

B.    Stock Distributions: Splits and Dividends

      Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares following the split is not greater than 100 percent of existing authorized shares.

C.    Reverse Stock Splits

      Vote for management proposals to implement a reverse stock split that also reduce the number of authorized common shares to a level that does not represent an increase of more than 100 percent of existing authorized common shares.

D.    Blank Check Preferred Stock

      1. Vote against management proposals authorizing the creation of new classes of preferred stock which have unspecified rights including voting, conversion or dividend distribution rights.

      2. Management proposals to increase the number of authorized blank check preferred shares are normally voted in accordance with the proposal.

      3. Vote for shareholder proposals asking that any placement of blank check preferred stock be first approved by shareholders, unless the placement is for ordinary business purposes.

      4. Vote for proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

E.    Adjustments to Par Value of Common Stock

      Vote for management proposals to reduce the par value of common stock.

F.    Preemptive Rights

      Proposals to provide shareholders with preemptive rights are normally voted in accordance with the proposal.

G.       Debt Restructuring

         Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are normally voted in accordance with the proposal.

H.       Share Repurchase Programs

         Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

--------------------------------------------------------------------------------
VII   Executive Compensation/Employee Consideration
--------------------------------------------------------------------------------

A.    Incentive Plans

      All proposals on incentive compensation plans (including option plans) for executives and directors are normally voted in accordance with the proposal. The evaluation is based on the following criteria (and any other that may be deemed relevant by ISS or Knott Capital):

            o     Necessity

            o     Reasonableness Test

            o     Participation

            o     Dilution

            o     Shares Available

            o     Exercise and Payment Terms

            o     Change-in-Control Provisions

            o     Types of Awards

            o     Company specific dilution cap calculated

            o Present Value of all incentives, derivative awards, cash/bonus compensation

            o Shareholder wealth transfer (dollar amount of shareholders' equity paid it's executives)

            o Voting power dilution - Potential percent reduction in relative voting power

            o     Criteria for awarding grants

            o     Process for determining pay levels

B.    Shareholder Proposals to Limit Executive and Director Compensation

      1. Generally, vote for shareholder proposals that seek additional disclosure of executive and director compensation information.

      2. All other shareholder proposals that seek to limit executive and director compensation are normally voted in accordance with the proposal.

C.    Golden Parachutes

      1. Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

      2. Proposals to ratify or cancel golden or tin parachutes are normally voted in accordance with the proposal.

D.    Employee Stock Ownership Plans (ESOP)

      1. Vote for proposals requesting shareholder approval to implement Employee Stock Ownership Plans, or increase authorized shares for existing Employee Stock Ownership Plans except when the number of shares allocated to the ESOP is excessive (i.e. greater than 5% of outstanding shares).

      2. Votes directly pertaining to the approval of an ESOP or a leveraged ESOP are normally voted in accordance with the proposal. Our evaluation is based on the following criteria (and any other that may be deemed relevant):

            o     Reasonableness Test

            o     Participation

            o     Administration

            o     Shares Available

            o     Exercise and Payment Terms

            o     Change-in-Control Provisions

            o     Types of Awards

            o     Dilution

E.    401(k) Employee Benefit Plans

      Vote for proposals to implement a 401(k) savings plan for employees.

F.    Discounted Options/Restricted Stock

      Vote against discounted options and restricted stock without performance criteria (except restricted stock in U.S.-style stock option plans, which are normally voted in accordance with the proposal.)

G.    Pension Fund Credits

      Vote for proposals that exclude pension fund credits from earnings when calculating executive compensation. In addition, vote against proposals that include pension fund credits in earnings when calculating executive compensation.

--------------------------------------------------------------------------------
VIII  State of Incorporation
--------------------------------------------------------------------------------

A.    Re-Incorporation Proposals

      Proposals to change a corporation's state of incorporation are normally voted in accordance with the proposal.

B.    State Takeover Statutes

      Proposals to opt in or opt out of state takeover statutes are normally voted in accordance with the proposal.

C.    State Fair Price Provisions

      Proposals to opt out of S.F.P's are normally voted in accordance with the proposal.

D.    Stakeholder Laws

      Vote for proposals to opt out of stakeholder laws (allowing directors to weigh the interest of constituencies other than shareholders in the process of corporate decision making).

E.    Disgorgement Provisions

      Proposals to opt out of disgorgement provisions are normally voted in accordance with the proposal.

--------------------------------------------------------------------------------
IX    Mergers and Corporate Restructurings
--------------------------------------------------------------------------------

A.    Mergers and Acquisitions

      Votes on mergers and acquisitions are normally voted in accordance with the proposal. The voting decision depends on a number of factors, including:

            o     Anticipated financial and operating benefits
            o     Offer price (cost vs. premium)
            o     Prospects of the combined companies
            o     How the deal was negotiated
            o Changes in corporate governance and their impact on shareholder rights
            o     Other pertinent factors discussed below.

B.    Corporate Restructurings

      Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales, are normally voted in accordance with the proposal.

C.    Spin-Offs

      Votes on spin-offs are normally voted in accordance with the proposal, considering

            o     The tax and regulatory advantages
            o     Planned use of the sale proceeds
            o     Market focus
            o     Managerial incentives.

D.    Asset Sales

      Votes on asset sales are normally voted in accordance with the proposal, considering

            o     The impact on the balance sheet/working capital
            o     The value received for the asset
            o     The potential elimination of diseconomies.

E.    Liquidations

      Votes on liquidations normally voted in accordance with the proposal, after reviewing

            o     Management's efforts to pursue other alternatives
            o     The appraisal value of the assets
            o     The compensation plan for executives managing the liquidation.

F.    Rights of Appraisal

      Vote for shareholder proposals to provide rights of appraisal to dissenting shareholders.

G.    Changing Corporate Name

      Vote for changing the corporate name.

--------------------------------------------------------------------------------
X     Social Issues Proposals
--------------------------------------------------------------------------------

A.    Social Issues Proposals

      Vote to abstain on social issue proposals, unless the proposal is likely to affect shareholder value. If so, the issue is normally voted in accordance with the proposal, which is based on expected effect on shareholder value, and then voted accordingly.

      Generally, vote for disclosure reports that seek additional information.

--------------------------------------------------------------------------------
XI    Proxies Not Voted
--------------------------------------------------------------------------------

A.    Shares Out on Loan

      Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

B.    Share-Blocking

      Proxies are not voted for countries with "share-blocking", generally, voting would restrict ability to sell shares. A list of countries with "share-blocking" is available upon request.

C.    Other

      There may be circumstances, such as costs or other factors, where KCM would in its reasonable discretion refrain from voting proxy shares.

                             PROXY POLICY STATEMENT

                    SCHNEIDER CAPITAL MANAGEMENT CORPORATION

INTRODUCTION

STATEMENT OF POLICY

Schneider Capital Management Corporation (SCM) views the fiduciary act of managing plan assets to include the voting of proxies appurtenant to shares held in the plan. As a rule, SCM strives to ensure that all proxies are received from the custodian in a timely manner and then exercises its right to vote all proxies. In keeping with the ERISA definition of fiduciary responsibility and the Department of Labor directives, all proxy voting decisions are made "solely in the best interest of the client's plan participants and beneficiaries."

This document represents what the firm believes to be important elements of sound corporate governance and social responsibility. In our opinion, good corporate governance should maintain an appropriate balance between the rights of shareholders (the owners of the corporation) and the needs of management to direct the corporation's affairs devoid of distracting short-term pressures. As a responsible long term investment manager, SCM acknowledges its responsibility to strive for improved corporate governance and performance discipline. SCM offers this policy as a basis for dialogue with the objective of improving corporate governance and social practices. This statement identifies SCM's voting guidelines on numerous proxy issues. These guidelines are not an exhaustive list of every issue that may arise. Proxy issues that are not described herein will be considered in light of the relevant facts and circumstances.

CRITERIA AND STANDARDS

Each proxy issue is reviewed on its own merits, on a case-by-case basis. Every proxy voting decision, whether on Corporate Governance or Social Issues, is made with the exclusive purpose of maximizing the economic value of the client's investment. SCM gives special consideration to "out of the ordinary" matters and may vote against management on specific issues which are deemed to impair shareholder rights or value. Furthermore, SCM would oppose any proposal which would entrench or protect management interest contrary to the financial interests of the stockholder.

PROXY ADMINISTRATION

The portfolio manager and compliance officer are primarily responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted timely, consistent with this policy. SCM may form special committees, from time to time, to address unusual proxy voting issues or conflicts.

CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interest of the clients. Occasionally, SCM may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. In situations where SCM perceives a material conflict of interest, SCM may disclose the conflict to the relevant clients; defer to the voting recommendation of the clients or of an independent third party provider of proxy services; send the proxy directly to the clients for a voting decision; abstain from voting; or take such other action in good faith, in consultation with counsel, to determine the appropriate method to resolve the conflict in the interest of clients, based upon the particular facts and circumstances. With respect to investment company clients, conflicts may arise as to votes involving the investment adviser, the underwriter, their affiliates or affiliates of the investment company. In such cases, SCM will follow the voting guidelines described herein, including the process for handling conflicts. Under normal circumstances, if a conflict is determined not to be material, SCM will vote the proxy in accordance with this policy. The method selected by SCM to vote proxies in the presence of a conflict may vary depending upon the facts and circumstances of each situation and the requirements of applicable law.

CORPORATE GOVERNANCE:

      A.    BOARD OF DIRECTORS:

      A company's board of directors represents the focal point of corporate governance. The board is a group of elected individuals which oversees the operation and direction of the company on behalf of its owners. The principal responsibility of the board is to further the long term success of the corporation while remaining true to its fiduciary responsibility to the shareholders. SCM supports the primary authority of the board; however, at the same time, the firm believes that directors must remain accountable to the shareholders. Consequently, SCM's guidelines are as follows:

            1. Election of Directors: While SCM normally votes for the board's nominees, the firm may decline to vote for unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders. Likewise, SCM may vote for alternative candidates when its analysis indicates that these candidates will better represent shareholder interests.

            2. Independent Directors: In SCM's opinion, the ideal board should be comprised primarily of independent (non-management) directors who are both willing and qualified to serve in such capacity. In this context, independence means no present or former employment by the company or its management which could interfere with the director's loyalty to the shareholders.

            3. Cumulative Voting: This voting procedure entitles each stockholder to as many votes as shall equal the number of shares owned multiplied by the number of directors to be elected. Such votes may all be cast for a single candidate or for any two or more as the stockholder sees fit. SCM believes this method is an important democratic means of electing directors and allows shareholders to obtain representation on the board by significant vote. Consequently, SCM generally supports the practice of cumulative voting.

            4. Classified Board: A classified board is a staggered board arrangement in which each director is elected for an established term of two, three, or four years, depending on the number of classes established. Only those directors in the class up for election can be approved or rejected by shareholders in any given year. In SCM's opinion, a classified board serves to entrench management and limit shareholders' ability to effect favorable change. Consequently, SCM generally opposes classified boards.

            5. Director Liability and Indemnification: A proper director liability policy should balance the need to hold directors accountable for improper actions with the need to attract competent and diligent individuals for board positions. The Corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors and eliminate the directors' liability for ordinary negligence. However, directors should be held liable to the corporation for violations of their fiduciary duty involving gross negligence. Similarly, proposals that indemnify directors who have committed fraud or dereliction of duty would be opposed.

            6. Director Compensation: Normally, the remuneration of Directors is considered a routine item of business. Therefore, it is not usually submitted for a shareholder vote. However, non-employee director compensation has become a shareholder issue recently. Generally, SCM would prefer to see more of the directors' compensation based upon shareholder returns as measured by stock price appreciation or some other meaningful performance measure. Furthermore, SCM encourages corporations to phase out pension or retirement plans for their non-employee directors. Most non-employee directors have retirement benefits from their primary employer; however, SCM recognizes that a blanket vote to eliminate all such retirement plans could negatively impact a company's access to potentially valuable directors. Consequently, SCM will not vote in favor of unilaterally eliminating retirement benefits.

            7. General: SCM recognizes the responsibilities of the board to organize its function and conduct its business in an efficient manner. Therefore, barring unusual circumstances, SCM would favor management proposals related to board size and oppose shareholder resolutions calling for the separation of the CEO and Chairman positions, establishing age limits for directors, special interest representation, the formation of shareholder advisory committees, or term limits for directors. SCM is also against restricting the date or location of the annual meeting.

      B. CAPITALIZATION ISSUES: Capitalization related proposals pertain to the creation, repurchase, or reclassification of securities. SCM may support the authorization of additional stock if management provides a satisfactory explanation of its plans for the stock; however, SCM will oppose large unexplained increases in common stock. SCM will also oppose the issuance of "blank check" preferred or convertible stock which could potentially be used as a takeover deterrent or dilute/jeopardize the clients' common stock ownership.

            1. Increase Authorized Common Stock: SCM considers a proposal to increase the number of authorized but unissued shares of common stock on case-by-case basis. SCM takes into account the size of the requested increase, its stated purpose, and how much authorized but unissued common stock remains. The firm generally supports a stock split or a reasonable replenishment after a stock split. Likewise, SCM may approve an increase to support a shareholder value enhancing acquisition, to provide the necessary flexibility to maintain an optimal capital structure, or to fund stock option and stock purchase plans. Requests to significantly increase the number of authorized shares (those resulting in greater than 10% dilution) without a stated reason or demonstrated need would be opposed. Similarly, SCM would oppose an increase when additional shares are to be used for anti-takeover measures.

            2. Authorize Blank Check Preferred Stock: This proposal would grant authority to the board to create and issue a new class of preferred stock with unspecified terms and conditions. "Blank check" preferred stock could be granted special voting rights and be used to entrench management or deter takeover attempts. SCM generally opposes proposals to vest the board with such power.

            3. Authorize Convertible Stock: SCM would review the rationale on a case-by-case basis taking into account the company's current capitalization structure, the stated purpose for the security and the potential dilution effect this security would have on existing common shareholders upon conversion. SCM would oppose any request which is "blank check" in nature, where the company's rationale is unclear, and where the request appears to blunt possible takeover attempts.

      C. SHAREHOLDERS RIGHTS AND PROXY VOTING: The proxy vote is the key mechanism by which shareholders render their opinion in corporate governance. In exercising its votes, SCM believes:

            1. Confidential Voting should be adopted by all corporations on all matters brought before the shareholders. Such provisions would protect the importance of the proxy vote and eliminate the appearance of any impropriety.

            2. Multiple Classes of Common Stock with disparate voting rights should not exist. Rather, the board should adhere to the principle of one share-one vote.

            3. Super-majority rules or requirements which interfere with the shareholder's right to elect directors and ratify corporate actions should be opposed.

            4. Changes in Corporation's Domicile should only be proposed for valid business reasons, not to obtain protection against unfriendly takeovers.

            5. Change of Control occurs when a third party becomes, or obtains the right to become, the beneficial owner of Company securities having 50% or more of the combined voting power of the then outstanding securities of the company. Change of Control also would occur when the directors prior to a given event cease to constitute a majority of the Board as a result of the event.

            6. Fair Price Provisions and measures to limit the corporation's ability to buy back shares from a particular shareholder at higher than market prices are generally supported.

            7. Pre-emptive Rights allow shareholders the option to buy part of any new issue prior to its public offering. This provision allows existing shareholders to maintain their original ownership percentage. However, pre-emptive rights often raise the cost of capital by increasing both the time and expense of issuing new shares. Therefore, pre-emptive rights should generally be eliminated, except where SCM's analysis concludes such rights have value to the shareholders.

            8. "Anti-Takeover" measures should be submitted for shareholder approval. SCM is generally against such measures.

            9. Bundled Proposals: Occasionally management will attempt to tie a non-routine issue to one that is routine, attempting to pass both items in the form of a bundled proposal. Disparate issues should not be combined and presented for a single vote. Such proposals are generally not well received and must be carefully reviewed on a case-by-case basis.

            10. Special Meetings of the Board of Directors, on such issues as takeovers and changes in the make-up of the Board, by its shareholders is permitted at most companies. Schneider Capital Management is generally against limitations on the calling of Special Meetings.

      D. EXECUTIVE COMPENSATION: The board and its compensation committee should set executive compensation levels adequate to attract and retain qualified executives. These managers should be rewarded in direct relationship to the contribution they make in maximizing shareholder value. SCM readily admits it is not qualified to thoroughly evaluate the specific issues of executive compensation for each of its portfolio holdings; however the firm does evaluate the reasonableness of compensation policies, criteria and formulas. Likewise, SCM decides what constitutes adequate disclosure of executive compensation. SCM generally supports sound "pay for performance" plans which ensure equitable treatment of both corporate management and shareholders. Compensation should include both salary and performance components. The salary should have a defined relationship to salaries in an industry peer group. Similarly, performance measures should relate to key industry success measurements and be judged over adequate time periods.

            1. Incentive Plans should be set forth annually in the proxy statement. The criteria used to evaluate the performance of senior executives should be clearly stated. Terms of the awards, such as type, coverage and option price should be specified. Excess discretion will not be approved. SCM generally supports management if the company defines their performance goals. However, SCM opposes incentive plans where no specific goals are defined. Without specific performance goals, there is no assurance that awards will be paid based upon realistic performance criteria. SCM also votes against plans where performance hurdles are, in its opinion, set too low. Total potential dilution from existing and proposed compensation plans should not exceed 10% over the duration of the plan(s). Finally, SCM generally opposes plans which grant reload options (favorable repricing of options) or where options become immediately exercisable following a change of control defined as anything less than 50%.

            2. Stock/Stock Option Plans: SCM generally votes against a plan if the exercise price is unspecified or below 90% of the fair market value on the date of the grant.

            3. Golden Parachutes should always be put to shareholder vote because they often exceed ordinary compensation practices. We are generally against Golden Parachutes.

      E. ROUTINE CORPORATE ISSUES: Proposals in this category, which have been seen repeatedly on an historical basis, are usually non-controversial. Generally, these issues revolve around items that are related to the normal operating procedures of the company. SCM, however, votes against a management proposal to "approve any other business that properly comes before the meeting." As a fiduciary, SCM opposes any attempt by management to get a blanket approval without full disclosure. Conversely, each of the proposals listed below are generally supported, unless compelling reasons exist to question why it is not in the best interest of shareholders.

            1.    Appointment of Auditors
            2.    Corporate Name and/or Ticker Change
            3.    Approval of Articles of Incorporation
            4.    Changes to the Articles of Incorporation
            5.    Changes in the Date, Time and/or Location of Annual Meeting
            6.    Stock Splits
            7.    Acceptance of Director's Report
            8.    Approval of Corporate Dividend

II. SOCIAL RESPONSIBILITY ISSUES: Schneider Capital Management acknowledges its duty both as a corporate citizen and as a manager of investment funds to address important social issues. The intention of our firm is not to impose its moral or social views upon clients. Nor should SCM restrict in any way the day-to-day operating procedures of a corporation unless, in so doing, the economic value of the client's investment is enhanced.

DOCUMENTATION OF VOTING DECISIONS

Schneider Capital Management maintains accurate records of each corporate proxy received and voted along with documentation of the proxy voting decisions on each issue. The records will be retained for such period of time as is required to comply with applicable laws and regulations.

REPORTING

In order to facilitate a client's monitoring of proxy decisions made and actions taken by Schneider Capital Management, a report summarizing each corporate issue and corresponding proxy vote is available to clients upon request.

                            SECTORAL ASSET MANAGEMENT
                      PROXY VOTING POLICIES AND PROCEDURES

I.    Introduction

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act") requires an adviser with voting responsibilities for its client's securities to comply with the following responsibilities:

            1.    Policies must be in writing;

            2. Policies must describe how the adviser addresses material conflicts between its interests and the interests of the clients with respect to proxy voting;

            3. Policies must describe how the adviser resolves those conflicts in the interest of clients;

            4. An adviser must disclose to clients how they can obtain information from the adviser on how the adviser voted their proxies; however, a client is only entitled to know how the adviser voted that client's proxies and not those of other clients;

            5. An adviser must describe its proxy voting procedures to clients and furnish clients a copy of the voting procedures upon request; and

            6. An adviser must keep the following records for five years, the first two years in an appropriate office of the adviser:

      a.    Copies of its proxy voting policies and procedures;

      b.    Copies of each proxy statement received;

      c.    Records of votes cast;

      d.    Records of all communications received whether oral or written;

      e. Internal documents created that were material to the voting decision; and

      f. A record of each client request for proxy voting records (including the date of the request, the name of the

      g.    client and date of the response) and the advisers response.

            7. An adviser must take steps that are reasonable under the circumstances to verify that it has actually received all the proxies for which it has voting authority;

            8. In voting proxies, an adviser must act prudently and solely in the interest of clients.

II.   Proxy Voting Authority

Unless otherwise specifically directed by a client in writing, we are responsible for the voting of all proxies related to securities that we manage on behalf of our clients. Any directions from clients to the contrary must be provided in writing.

1.    Statements of policies and procedures

      h. Policy Statement. The Advisers Act requires us, at all times, to act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

            We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management's recommendations. This reflects the basic investment criteria that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with our fiduciary duty to ensure that proxies are voted in the best interest of our clients, we may from time to time vote proxies against management's recommendations.

      i.    Conflicts of Interest.

      We have established the following policies to prevent the occurrence of a conflict of interest:

            1. We do not manage any pension plan of companies in which we invest.
            2. Neither we nor our affiliates offer any other services than investment advisory.
            3. Our officers do not participate on the board of any company in which we could invest (i.e., in the healthcare or biotechnology industry). Insofar as one of our external directors is a member of a board of a company in our universe, we will not invest in that company.
            4. We offer the option to our clients to vote or not their proxies.
            5. As described below we have delegated at our expense voting of proxies to a third party.
            6. If a client wishes to intervene in the proxy voting process, they are free to do so.

      Although we believe the above measures will largely prevent the occurrence of material conflicts of interest, we acknowledge that other conflicts of interest may arise from time to time and we take additional measures to address those conflicts. Specifically, we review proxies to assess the extent, if any, to which there may be a material conflict between the interests of our clients and our interests (including those of our affiliates, directors, officers, employees and other similar persons) (referred to hereafter as a "potential conflict"). We perform this assessment on a proposal-by-proposal basis. A potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, we shall promptly report the matter to Jerome Pfund (the "Compliance Officer"). The Compliance Officer shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, the Compliance Officer may determine that we resolve a potential conflict in any of the following manners:

            1. If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined policies and guidelines, provided that such pre-determined policy involves little discretion on our part;

            2. We may disclose the potential conflict to our clients and obtain the consent of a majority in interest of our clients before voting in the manner approved by a majority in interest of our clients;

            3. We may engage an independent third-party to determine how the proxy should be voted; or

            4. We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

      a.    Limitations on Our Responsibilities.

            1. Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client's economic interests or the value of the portfolio holding is indeterminable or insignificant.

            2. Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g, costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we will weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision will take into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

            3.    Special Client Considerations.

                        Client Guidelines. We vote a client's proxies in accordance with the client's investment guidelines.

                        Mutual Funds. We vote proxies of our mutual fund clients, if any, subject to the funds' applicable investment restrictions.

                        ERISA Accounts. We vote proxies of our ERISA clients, if any, in accordance with our duty of loyalty and prudence, in compliance with the plan documents, as well as our duty to avoid prohibited transactions.

            4. Shareblocking. Shareblocking occurs when certain foreign countries "freeze" company shares from trading at the custodian/sub-custodian level in order to vote proxies relating to those shares. In markets where shareblocking occurs, the custodian or sub-custodian of the client's account automatically freezes shares prior to a shareholder meeting until a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. Our policy is generally to vote all shares in shareblocking countries unless, in our experience, trade settlement would be unduly restricted.

            5. Securities on Loan. Generally, voting rights pass with the securities on loan; however, lending agreements may give the lender the right to terminate the loan and recall loaned securities provided sufficient notice is provided to the client's custodian bank in advance of the voting deadline. To the extent a client loans securities consistent with its guidelines, we are not required to vote securities on loan unless we have knowledge of a material voting event that could affect the value of the loaned securities. In this event, we may, in our sole discretion, instruct the custodian to call back the loaned securities in order to cast a vote at the upcoming shareholder meeting.

            6. Client Direction. Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. We will follow any such written direction for proxies after our receipt of such written direction.

      b. Disclosure. A client for whom we are responsible for voting proxies may obtain information from us regarding how we voted the client's proxies. Clients should contact their portfolio manager to make such a request.

      c. Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their portfolio manager.

      d. Delegation. As described in Item 5 below, we have delegated certain of our responsibilities under these Proxy Voting Policies and Procedures to a third party, Institutional Shareholder Services ("ISS"), but we have retained final authority and fiduciary responsibility for proxy voting and we will monitor ISS's compliance with these Proxy Voting Policies and Procedures.

III.  Administration of Policies and Procedures

1. Compliance Officer. The Compliance Officer is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Compliance Officer also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Compliance Officer sets voting guidelines and serves as a resource for our portfolio management, he does not have proxy voting authority for any fund. The ultimate responsibility for proxy voting stays with the Chief Investment Officer.

2. Investment Support Group. The Investment Support Group ("Investment Support Group") of ISS is responsible for administering the proxy voting process as set forth in the Policies and Procedures. ISS shall be responsible for analyzing, voting and keeping records of all proxy ballots on our behalf under the contact entered into between Fairvest and Sectoral Asset Management on July 3, 2003. ISS shall vote in accordance with the guidelines agreed upon between ISS and us.

3. Proxy Administrator. The Investment Support Group of ISS will assign a Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

IV.   How Proxies are Reviewed, Processed and Voted

In order to facilitate the proxy voting process, we have retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While we rely upon ISS research in establishing our proxy voting guidelines, and many of our guidelines are consistent with ISS positions, we may deviate from ISS recommendations on general policy issues or specific proxy proposals. A summary of the proxy voting guidelines, prepared by ISS and agreed upon by us, is available to our clients on request.

1. Vote Execution and Monitoring of Voting Process. Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to us indicating that the votes were successfully transmitted.

      On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Fund has not yet been recorded in the computer system. The custodians of the clients who have delegated the proxy voting authority to us shall forward all ballots to ISS. To ensure that the custodians forward all ballots to ISS, we shall send a holdings report to ISS at the end of every month. ISS shall analyze each matter coming up for shareholder vote and shall decide and vote on the same. We can view this decision via an electronic link to ISS. If a portfolio manager wishes to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile. ISS shall also keep a record of all proxies voted on our behalf.

2. Monitoring and Resolving Conflicts of Interest. We are also responsible for monitoring and resolving possible material conflicts between our interests and those of our clients with respect to proxy voting. Application of our guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by us using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with our guidelines, together with the Proxy Administrator, we will review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. We also assesses whether any business or other relationships between us and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Compliance Officer for immediate resolution.

V.    Reporting and Record Retention

Vote Summary Reports will be generated for each client that requests us to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

The Adviser retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document material to a proxy voting decision such as our voting guidelines, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                          D.G. Capital Management, Inc.

                      Proxy Voting Policies and Procedures

I.    INTRODUCTION

Unless otherwise specifically directed by a client in writing, we are responsible for voting any proxies related to securities that we manage on behalf of our clients. Any directions from clients to the contrary must be provided in writing.

II.   STATEMENTS OF POLICIES AND PROCEDURES

      A. Policy Statement. The Investment Advisers Act of 1940, as amended (the "Advisers Act"), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

            We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management's recommendations. This reflects a basic investment criteria that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking onto account the foregoing principal and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with our fiduciary duty to ensure that proxies are voted in the best interest of our clients, we may from time to time vote proxies against management's recommendations, in accordance with the guidelines set forth in Part III of these Proxy Voting Policies and Procedures.

      B. Conflicts of Interest. We review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a "potential conflict"). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall promptly report the matter to Mr. Manu Daftary. Mr. Daftary shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, Mr. Daftary may resolve a potential conflict in any of the following manners:

            3. If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined guidelines; provided that such pre-determined policy involves little discretion on our part;

            4. We may disclose the potential conflict to our clients and obtain the consent of a majority in interest of our clients before voting in the manner approved by a majority in interest of our clients;

            5. We may engage an independent third-party to determine how the proxy should be voted; or

            6. We may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

            We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

      C.    Limitations on Our Responsibilities

            1. Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client's economic interests or the value of the portfolio holding is indeterminable or insignificant.

            2. Unjustifiable Costs. We may abstain from voting a client proxy of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

            3.    Special Client Considerations.

            4. Mutual Funds. We vote proxies of our mutual fund clients subject to the funds' applicable investment restrictions.

            5. ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

            6. Client Direction. Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. We will follow such written direction for proxies received after our receipt of such written direction.

      D. Disclosure. A client for which we are responsible for voting proxies may obtain information from us regarding how we voted the client's proxies. Clients should contact their account manager to make such a request.

      E. Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, these Proxy Voting Policies and Procedures may be changed by us from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

      F. Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

      H. Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

III.  PROXY GUIDELINES

      The following sets forth certain significant proxy voting proposals and our general guidelines for voting these proposals in a particular manner. As noted in Part II of these Proxy Voting Policies and Procedures, we generally vote proxies in a manner intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management's recommendations. Nevertheless, our actual voting decisions are made on a case-by-case basis depending on the particular facts and circumstances of each proxy vote and Mr. Daftary has final authority with regard to how a particular proxy is voted.

      A.    Annual Election of Directors

D.G. Capital generally favors the annual election of directors and is generally opposed to staggered election systems for the following reasons:

o Election of directors based upon classes or staggered terms tends to entrench present management;

o Staggered terms for directors tend to make the company and management less responsible to shareholder interest; and

o Staggered terms might be deemed an anti-takeover measure and, therefore, they potentially may diminish the value of shareholder's investment.

B.    Board of Directors

D.G. Capital favors independent directors and independent nominating, compensation, and audit committees for the following reasons:

o Independence is necessary for the effective functioning of the board and its committees. D.G. Capital is in favor of directors being compensated reasonably for performance in cash or equity. D.G. Capital is generally not in favor of pension and benefit programs for outside directors for the following reasons:

o Helps to ensure that a director's interest is aligned with shareholders and may increase sensitivity to shareholder concerns; and

o     Pension and benefit programs may compromise the independence of directors.

C.    Confidential Voting

D.G. Capital supports a system of confidential voting for the following reasons:

o     Ensures confidentiality;

o     Promotes corporate democracy and the integrity of the proxy system; and

o     Avoids potential for coercion or improper influence.

D.    Cumulative Voting

D.G. Capital supports cumulative voting for the following reasons:

o Cumulative voting permits shareholders a greater opportunity than conventional voting to voice their opinions and to influence corporate management;

o Conventional voting may discourage the accumulation of large minority shareholding, and, therefore, may be considered an anti-takeover measure; and

o Conventional voting may have the effect of discouraging election contests, which can be costly, by shareholders and individuals.

E.    Executive Compensation

o D.G. Capital supports compensation plans that provide challenging performance objectives and serve to motivate executives to excellent performance.

o D.G. Capital does not support plans that exceed what is required to attract and retain skilled managers, that adversely affect shareholders, that are excessively generous, that lack clear performance goals or that adversely affect employee productivity and morale.

o D.G. Capital supports stock-based compensation plans which are broad-based.

o D.G. Capital does not support narrowly based plans with large dilution (more than 10%).

o D.G. Capital does not support replacement or repricing of "underwater" stock options.

o D.G. Capital supports shareholder proposals that link executive compensation to the company's achievement of long term performance goals.

F.    Golden-Parachute Payments

D.G. Capital does not support the compensation agreement known as golden parachutes for the following reasons:

o Tax penalties are imposed on corporations that award excess parachute payments and executives who receive such payments; and

o Excessive exit payments come at the expense of shareholders' net worth and represents a waste of corporate assets.

G.    Placement of Securities

D.G. Capital favors a policy that requires shareholder approval before corporate management places a significant amount of voting stock with any person or group for the following reasons:

o By the placement of a large amount of voting stock in "friendly hands," management may effectively block shifts in control of the company;

o Such transactions might be deemed an anti-takeover measure and, therefore, they potentially may diminish the value of shareholders' investment; and

o Shareholders should be given a voice in matters involving control of a company.

H.    "Poison Pill" Amendments or Proposals

D.G. Capital believes that "poison pill" amendments to a company's by-laws or charter must be presented to shareholders before incorporation or enactment for the following reasons:

o Poison pill provisions clearly affect shareholder interests and may harm shareholders by reducing the value of their shares;

o Such actions tend to entrench present management and might make them less receptive to shareholder concerns or interests;

o Poison pills seem to have no utility except to discourage third-party bids for a company's stock; and

o Many aspects of poison pills are discriminatory (e.g., triggered dividends or distributions usually exclude the new large shareholder).

I.    Solicitation of Political Contributions

D.G. Capital believes that it is inappropriate for a company to encourage, request or demand any financial contributions from its employees for the purpose of supporting any political candidate or Political Action Committee for the following reasons:

o Solicitation by management for political contributions may intimidate, threaten, or compromise employees and their beliefs;

o Solicitation by management may create the appearance of coercion, and it may hinder democratic practices; and

o Solicitation by management may expose a company to litigation and diminish shareholder value.

J.    Stock with Disproportionate Voting Rights

D.G. Capital opposes the creation of new classes of common or preferred stock with disproportionate voting rights for the following reasons:

o Such common or preferred stock may tend to frustrate or circumvent the rights and desires of the majority of shareholders;

o Unequal classes of stock may tend to shelter management at the expense of the majority of shareholders;

o Stock with unequal voting rights violates the concept of shareholders' or corporate democracy; and

o Stock with unequal voting rights could be viewed as an anti-takeover measure and therefore, may potentially diminish the value of shareholders' Investment.

K.    Stock Ownership for Directors

D.G. Capital favors requiring directors to own some amount, however modest, of their company's stock for the following reasons:

o Helps to ensure that a director's interests coincide with the company's shareholders; and

o May increase management's sensitivity and responsiveness to shareholder concerns.

L.    Corporate/Social Responsibility

D.G. Capital supports the idea that the companies we invest in should be both good corporate citizens and socially responsible. Therefore, D.G. Capital would generally support shareholder proposals that have a positive impact upon these issues.

                                                             PROXY VOTING POLICY

OVERVIEW

ARONSON+JOHNSON+ORTIZ, LP (AJO) exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client's investment management agreement, though some clients retain this authority. In the case of ERISA accounts AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.

Each client account is voted by the firm's Proxy Manager, and our proxy voting is overseen by the firm's Proxy Oversight Committee. We have adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with our fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. Our quantitative model does not include subjective analysis of companies and their officers and directors. Therefore, for detailed analyses of proxy issues AJO relies primarily on the work of Institutional Shareholder Services (ISS). For years we have used ISS software for implementation of proxy voting, and we generally vote proxies in accordance with the guidelines contained in The ISS Proxy Voting Manual.* We feel these guidelines protect and enhance shareholder returns. We vote each proxy individually and on rare occasions we will not follow the ISS recommendation. We will only vote against the ISS recommendation where it is in the portfolio's best interests to do so and where AJO has no material conflict of interest. We rely solely on the ISS recommendations in situations where AJO has a material conflict of interest (see "Conflicts of Interest," below).

In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client's economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

----------
*A copy of the guidelines is available upon request.

CONFLICTS OF INTEREST

Actual and potential conflicts of interest are monitored by AJO's Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material conflict, we will vote the proxy in accordance with the ISS recommendation, unless the client directs us otherwise or, in the case of an ERISA client, revokes our proxy voting authority in writing.

RECORD-KEEPING

AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third party service providers, such as ISS, or by relying on records available on EDGAR, the SEC's online document filing and retention system.

VOTE DISCLOSURE

Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf by AJO by calling us collect at 215/546-7500.

AJO treats proxy votes as the property of the client and will not disclose proxy votes to third parties.

      PROXY VOTING POLICIES AND PROCEDURES OF ANDRES CAPITAL MANAGMENT

            b.    Policy

Andres Capital Management, Inc. (the "Adviser") acts as discretionary investment adviser for various clients, including an investment company registered under the Investment Company Act of 1940, as amended, and clients who may be governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Adviser's authority to vote proxies or act on other shareholder actions is established under the delegation of discretionary authority under its investment advisory contracts. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action in other corporate actions, the Adviser will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets in accordance with these Proxy Voting Policies and Procedures (these "Policies and Procedures"). Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting on corporate actions on behalf of clients, the Adviser's will act in a manner deemed prudent and diligent and will exercise its voting authority in a manner that is in the best interests of its clients and consistent with the clients' investment objectives.

            c.    Purpose

            The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

            c.    Procedures

The Compliance Officer shall be ultimately responsible for ensuring that all proxies and corporate actions received by the Adviser are voted in a timely manner and voted consistently across all portfolios or in accordance with any specific written instructions provided by a client. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section VI. below) (the "Guidelines"), the Adviser recognizes that certain proposals may require special consideration and that a client may provide the Adviser with specific voting instructions that may differ from the Adviser's general Guidelines. Under such circumstances, the Adviser may make an exception to its general voting Guidelines.

            1. Conflicts of Interest. Where a proxy proposal raises a material conflict of interest between the Adviser's interests and that of one or more its clients, the Adviser shall resolve such conflict in the manner described below.

                  i. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with the pre-determined voting policies set forth in the Guidelines

                  ii. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of the Adviser's conflict that the clients would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

            2. Limitations. In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are some circumstances where the Adviser will limit its role in voting proxies received on client securities:

                        i. Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client.

                        ii. Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client for action.

                        iii. Limited Value: If the Adviser concludes that the client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser will abstain from voting a client's proxies. Regardless of any applicable record date of an issuer, the Adviser will not vote proxies received for securities that are no longer held in a client's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

                        iv. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or shareholder action) is materially important to the client's account, the Adviser may recall the security.

                        v. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal.

            d.    Record Keeping

            In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these Policies and Procedures, and any amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information;
(v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.

            e.    Disclosure to Clients

            The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how the Adviser voted their securities. Clients may obtain information on how their securities were voted or a copy of the Adviser's Policies and Procedures by written request addressed to the Adviser.

            f.    Guidelines

            Each proxy proposal or shareholder action will be considered individually. The following is a guideline on how the Adviser will vote certain proposals that are subject to shareholder approval. The vote recommendations set forth below are guidelines with respect to certain proposals and are not intended to be rigid voting rules as the manner in which proxies are ultimately voted will depend on market conditions and other extenuating facts and circumstances (i.e. proxy contests and the performance of an issuer) that may affect the Adviser's voting decisions.

----------------------------------------------------------------------------------------------------------------------
Proposal                                                                                        Voting Action
----------------------------------------------------------------------------------------------------------------------
Proposals relating to an issuer's board of directors such as the following:
proposals to elect of members of an issuer's board of directors, except if there is a proxy     Approve
fight;
proposals that provide for the limitation of directors' liability, provided however, that proposals providing for the indemnification of directors and or officers shall be evaluated and voted on a case-by-case basis after evaluating applicable laws and extent of protection
required; and                                                                                   Case-by-Case basis
proposals that establish staggered terms for the board of directors
Proposals relating to eliminating mandatory director retirement policies
----------------------------------------------------------------------------------------------------------------------
Proposals relating to anti-takeover measures such as the following:                             Oppose
proposals to limit the ability of shareholders to call special meetings;
proposals to require super majority votes;
proposals requesting excessive increases in authorized common or preferred stock where management provides no explanation for the need or use of capital stock; and
proposals permitting "green mail"
----------------------------------------------------------------------------------------------------------------------
Proposals providing for cumulative voting rights                                                Oppose
----------------------------------------------------------------------------------------------------------------------
Proposals approving the elimination of preemptive rights                                        Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the US and can restrict management's ability to raise new capital. The Adviser will approve the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g. on proposed issues representing more than an acceptable level of total dilution.
----------------------------------------------------------------------------------------------------------------------
Proposals regarding the establishment as to the date and place of annual meetings               Approve
----------------------------------------------------------------------------------------------------------------------
Proposals providing for confidential voting Confidential voting is most                         Approve
often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote in proxy issues. The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.
----------------------------------------------------------------------------------------------------------------------
Proposals approving the election of auditors recommended by management, unless                  Approve
the issuer is seeking to replace the existing auditor due to a dispute over policies
----------------------------------------------------------------------------------------------------------------------
Proposals providing for a limitation on charitable contributions or fees paid to lawyers        Approve
----------------------------------------------------------------------------------------------------------------------
Proposals relating to social issues, unless otherwise specified by client mandate or            Oppose
guidelines
----------------------------------------------------------------------------------------------------------------------
Proposals approving the establishment of or amendment to existing employee stock option         Approve
plans, stock purchase plans and 401(k) Plans
----------------------------------------------------------------------------------------------------------------------
Proposals approving stock options and stock grants to management and directors                  Case-by-Case
----------------------------------------------------------------------------------------------------------------------

                               PROXY VOTING POLICY
                                       of
                             TRENDSTAR ADVISORS, LLC
                                     PREFACE

      TrendStar Advisors, LLC (the "Advisor", "us" or "we") is registered with the Securities and Exchange Commission ( the Commission") as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and offers investment management and advisory services to individual separate accounts and open-end management investment companies.

      An important part of our overall responsibility for managing our client portfolios is responsibility for voting proxies related to the securities held in such portfolios. We have designed this Proxy Voting Policy (the "Policy") to reflect our commitment to vote all proxies in a manner consistent with the best interests of our clients. As a registered investment advisory firm, we are aware of and fully committed to fulfilling our fiduciary duties of care and loyalty in servicing our clients. Accordingly, we will diligently monitor corporate actions for those securities issuers who have called upon their shareholders to vote proxies or attend shareholder meetings for the purpose of voting upon issues, and we will vote such proxies in a manner designed to promote our clients' best interests, consistent with this Policy.

                             KEY PROXY VOTING ISSUES

1.    General Policies

      We review all proxy solicitations on an issuer-by-issuer basis, and each item for which a vote is sought shall be considered in the context of the company under review and the various economic impacts such item may have on the particular client's stated investment objectives. We give great weight to the views of the issuer's management, and in most cases will vote in favor of management's recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on our client's securities value. In such cases, we will engage in an independent analysis of the impact that the proposed action will have on client values and will vote such items in accordance with our good faith conclusions as to the course of action that will best benefit our client(s).

2.    Boards of Directors

      Electing directors is one of the most important rights of stock ownership that company shareholders can exercise. We believe that directors should act in the long-term interests of their shareholders and the company as a whole. Generally, when called upon by an issuer to vote for one or more directors, we will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company's shareholders. We will consider the following factors in deciding how to vote proxies relating to director elections:

      o In re-electing incumbent directors, the long-term performance of the company relative to its peers shall be the key factor in whether we vote to re-elect the director(s). We will not vote to re-elect a director if the company has had consistently poor performance relative to its peers in the industry, unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company's performance.

      o Whether the slate of director nominees promotes a majority of independent directors on the full board - We believe that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.

      o A director nominee's attendance at less than 75% of required meetings - frequent non-attendance at board meetings will be grounds for voting against re-election.

      o     Existence of any prior SEC violations and/or other criminal offenses
            - We will not vote in favor of a director nominee who, to our actual knowledge, is the subject of SEC or other criminal enforcement actions.

      We believe that it is in our clients' best interests to have knowledgeable and experienced directors serving on a company's board. To this end, we believe that companies should be allowed to establish director compensation packages that are designed to attract and retain such directors. When called upon to vote for director compensation proposals, we will consider whether such proposals are reasonable in relation to the company's performance and resources and are designed to attract qualified personnel, yet do not overburden the company or result in a "windfall" to the directors. We will vote in favor of proposals that seek to impose reasonable limits on director compensation.

      In all other issues that may arise relating to directors, we will vote against any proposal that benefits directors at the expense of shareholders, and in favor of all proposals that do not unreasonably abrogate the rights of shareholders. As previously stated, each issue will be analyzed on an item-by-item basis.

3.    Corporate Governance

      Corporate governance issues may include, but are not limited to; (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company. When called upon to vote on such items, we shall consider, without limitation, the following factors:

      i. Corporate Defenses. Although we will review each proposal on a case-by-case basis, we will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. We will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

      ii. Corporate Restructuring. These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining how to vote on these types of proposals, we will consider the following factors:
(a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company's long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

      iii. Capital Structure. Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. Accordingly, we will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring. We will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, such action may lead to a concentration of voting power in the hands of few insiders.

      iv. Executive Compensation. We believe executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. We also believe however, that executive compensation should, to some extent, be tied to the performance of the company. Therefore, we will vote in favor of proposals that provide challenging performance objectives to company executives and which serve to motivate executives to better performance. We will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

            We will also vote against shareholder proposals that summarily restrict executive compensation without regard to the company's performance, and in favor of shareholder proposals that seek additional disclosures on executive compensation.

      v. Independent Auditors. The engagement, retention and termination of a company's independent auditors must be approved by the company's audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors' fees. In reliance on the audit committee's recommendation, we generally will vote to ratify the employment or retention of a company's independent auditors unless we are aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company's financial position.

4.    Shareholder Rights

      State law provides shareholders of a company with various rights, including, but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company. When called upon to vote on such items, we will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company. In all cases, we will vote in favor of proposals that best represent the long-term financial interest of its clients.

5.    Social and Environmental Issues

      When called upon to vote on items relating to social and environmental issues, we will consider the following factors:

      o Whether the proposal creates a stated position that could negatively affect the company's reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;

      o The percentage of assets of the company that will be devoted to implementing the proposal;

      o Whether the issue is more properly dealt with through other means, such as through governmental action;

      o Whether the company has already dealt with the issue in some other appropriate way; and

      o     What other companies have done in response to the issue.

While we generally support shareholder proposals that seek to create good corporate citizenship, we will vote against proposals that would tie up a large percentage of the assets of the company. We believe that such proposals are inconsistent with our duty to seek long-term value for client assets. We will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable. We will vote in favor of proposals that enhance or do not negatively impact long-term shareholder values.

                             PROXY VOTING PROCEDURES
                                       of
                             TRENDSTAR ADVISORS, LLC

1.    Proxy Voting Officers

      The President and Treasurer of the Advisor shall be Proxy Voting Officers and the persons responsible for voting all proxies relating to securities held in client portfolio accounts and over which the Advisor has proxy voting authority (the "Proxy Voting Officers"). The Proxy Voting Officers may divide or determine responsibility for acting under this Policy in any manner they see fit, and may act on behalf of the Advisor individually or together.. The Proxy Voting Officers shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy, except as set forth below.

      If, in the Proxy Voting Officer's reasonable belief, it is in the best interest of a client to cast a particular vote in a manner that is contrary to this Policy, the Proxy Officer shall vote the proxy in accordance with such belief and shall maintain a written explanation for the deviation from this Policy, as required herein.

      If, in the Proxy Voting Officer's reasonable belief, it is in the best interest of a client to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall abstain from voting the proxy, make a record summarizing the reasons for the Proxy Voting Officer's belief and shall maintain such summary as required herein.

2.    Conflict of Interest Transactions

      Whenever, in the Proxy Voting Officer's reasonable belief, a conflict or apparent conflict between the interests of an advisory client on one hand, and those of the Advisor, on the other, may exist, the Proxy Voting Officers will take steps to ensure that the proxy is voted in such a manner as to protect the client from such conflict or apparent conflict. Conflict of interest transactions include, but are not limited to, situations where:

      o the Advisor has a business or personal relationship with the participant of a proxy contest such as members of the issuer's management or the soliciting shareholder(s);
      o the Advisor provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;
      o the Advisor has a personal or business relationship with a candidate for directorship; or
      o the Advisor manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

Whenever a conflict situation arises, the Proxy Voting Officer(s) shall proceed as follows:

      1. The Proxy Voting Officer(s) shall contact the client, provide a brief description of the conflict and any other information in the Proxy Voting Officer's possession that would assist the client to make an informed decision on the matter, and obtain the client's direction. The Proxy Voting Officer(s) shall then vote the proxy in accordance with the direction of the client; or

      2. The Proxy Voting Officer(s) shall engage an independent third party to vote the proxy. The Proxy Voting Officer(s) shall provide a copy of these Policies/Procedures to such party and any other information in the Proxy Voting Officer's possession that would assist the person to make an informed decision on the matter. The independent third party will then vote the proxy in accordance with this Policy.

4.    Responding to Client Requests for Proxy Voting Disclosure

      Consistent with this Policy, the Advisor shall maintain a complete record of its proxy voting record as required pursuant to Rule 204-2 as promulgated under the Advisers Act. In addition, the Advisor shall make proxy voting records available to any client who may wish to review such record. The Advisor shall disclose, either in its investment management agreement, disclosure brochure, Form ADV Part II, and/or its web site, that complete proxy voting records and a copy of this Policy are available, without charge, to the client by writing to or calling the Advisor, or (if applicable) downloading such information from the Advisor's web site. The Advisor shall respond to all client requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

5.    Record Keeping

In connection with this Policy, the Proxy Voting Officer(s) shall maintain a record of the following:

      o copies all proxy solicitations received by the Advisor, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date, except that the Advisor shall not be required to maintain copies of any proxy solicitation which is filed on the Securities and Exchange Commission's EDGAR system;
      o any written analysis undertaken to ensure that the vote cast is consistent with this Policy;
      o copies, if any, of any documentation concerning waivers from this Policy or decisions to abstain from voting a proxy;
      o copies, if any, of all documents relating to conflict of interest situations along with all client and/or third party final determinations relating thereto;
      o copies of any other documents created or used by the Proxy Voting Officer(s) in determining how to vote the proxy;
      o     copies of all votes cast; and
      o copies of all client requests for the Advisor's proxy voting Policy, record and responses thereto.

All records required to be maintained under this Policy shall be maintained in the manner and for such period as required pursuant to Rule 204-2 promulgated under the Advisers Act.

These Proxy Voting Policies and Procedures were adopted by the Advisor on October 7, 2003.

Witness my Signature:


---------------------------
Kyle R. Bubeck
Secretary to the Advisor

                                     PART C
                             QUAKER INVESTMENT TRUST
                                    FORM N-1A
                                OTHER INFORMATION


ITEM 22. EXHIBITS

      (a) AMENDED AND RESTATED DECLARATION OF TRUST - Incorporated herein by reference to Post-Effective Amendment Nos. 6/8 to Trust's Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260) as filed electronically with the SEC on August 29, 1996.

      (b) BY-LAWS - Incorporated herein by reference to Post-Effective Amendment Nos. 6/8 to Trust's Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260) as filed electronically with the SEC on August 29, 1996.

      (c) The rights of security holders of the Registrant are further defined in the following sections of the Registrant's By-Laws and Declaration and are herein incorporated by reference to such documents as applicable:

            (i)   By-Laws.

                  Article IV - "Shareholder Meetings"

            (ii)  Declaration.

                  Article VI - "Shares of Beneficial Interest" and Article X - "Shareholders"

      (d)   INVESTMENT ADVISORY AGREEMENTS:

            1. Investment Advisory Agreement between the Trust and Quaker Funds, Inc. - Incorporated herein by reference to Post-Effective Amendment Nos. 29/27 to Trust's Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260) as filed electronically with the SEC on September 29, 2003.

            2. Sub-Advisory Agreement with Geewax Terker Co. on behalf of Quaker Small Cap Growth Fund - Incorporated herein by reference to Post-Effective Amendment Nos. 29/27 to Trust's Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260) as filed electronically with the SEC on September 29, 2003.

            3. Sub-Advisory Agreement with Geewax Terker Co. on behalf of Geewax Terker Core Value Fund - Incorporated herein by reference to Post-Effective Amendment Nos. 29/27 to Trust's Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260) as filed electronically with the SEC on September 29, 2003.

            4. Sub-Advisory Agreement with Geewax Terker Co. on behalf of Quaker Core Equity Fund - Incorporated herein by reference to Post-Effective Amendment Nos. 29/27 to Trust's Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260) as filed electronically with the SEC on September 29, 2003.

            5. Sub-Advisory Agreement with Aronson +Johnson + Ortiz, LP - Incorporated herein by reference to Post-Effective Amendment Nos. 29/27 to Trust's Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260) as filed electronically with the SEC on September 29, 2003.

            6. Sub-Advisory Agreement with Knott Capital Management - Incorporated herein by reference to Post-Effective Amendment Nos. 29/27 to Trust's Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260) as filed electronically with the SEC on September 29, 2003.

            7. Sub-Advisory Agreement with Schneider Capital Management - Incorporated herein by reference to Post-Effective Amendment Nos. 29/27 to Trust's Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260) as filed electronically with the SEC on September 29, 2003.

            8. Sub-Advisory Agreement for Sectoral Asset Management, Inc.- Incorporated herein by reference to Post-Effective Amendment Nos. 26/24 to Trust's Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260) as filed electronically with the SEC on May 21, 2002.

            9. Sub-Advisory Agreement with Andres Capital Management - Incorporated herein by reference to Post-Effective Amendment Nos. 28/26 to Trust's Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260) as filed electronically with the SEC on September 11, 2003.

            10. Sub-Advisory Agreement with DG Capital Management - Incorporated herein by reference to the Trust's Definitive Proxy as filed electronically with the SEC on filed on June 24, 2003.

            11. Sub-Advisory Agreement with TrendStar Advisors, LLC - Incorporated herein by reference to Post-Effective Amendment Nos. 30/28 to Trust's Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260) as filed electronically with the SEC on December 2, 2003.

      (e) DISTRIBUTION AGREEMENT between Registrant and Citco Mutual Fund Distributors, Inc. is electronically filed herewith as Exhibit No. EX-99.e.

      (f)   NOT APPLICABLE

      (g) CUSTODIAN AGREEMENT - Incorporated herein by reference to Post-Effective Amendment Nos. 9/11 to Trust's Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260) as filed electronically with the SEC on September 5, 1997.

      (h)   OTHER MATERIAL CONTRACTS -

            (1) Mutual Fund Services Agreement between Registrant and Citco Mutual Fund Services, Inc. is electronically filed herewith as Exhibit No. EX-99.h.1.

      (i)   OPINION AND CONSENT OF COUNSEL - Opinion of Stradley, Ronon,
            Stevens & Young, LLP is electronically filed herewith as Exhibit No. EX-99.i.

      (j) OTHER OPINIONS - Consent of Briggs, Bunting & Dougherty is electronically filed herewith as Exhibit No. EX-99.j.

      (k)   NOT APPLICABLE

      (l)   NOT APPLICABLE

      (m)   RULE 12B-1 PLANS:

            1. Amended Plan of Distribution under Rule 12b-1 for Class A Shares of the Trust - Incorporated herein by reference to Post-Effective Amendment Nos. 31/29 to Trust's Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260) as filed electronically with the SEC on February 13, 2004.

            2. Amended Plan of Distribution under Rule 12b-1 for Class B Shares of the Trust - Incorporated herein by reference to Post-Effective Amendment Nos. 31/29 to Trust's Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260) as filed electronically with the SEC on February 13, 2004.

            3. Amended Plan of Distribution under Rule 12b-1 for Class C Shares of the Trust - Incorporated herein by reference to Post-Effective Amendment Nos. 31/29 to Trust's Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260) as filed electronically with the SEC on February 13, 2004.

      (n)   RULE 18F-3 PLAN is electronically filed herewith as Exhibit No.
            EX-99.n.

      (o)   RESERVED

      (p)   CODE OF ETHICS-

            1. Amended Code of Ethics for the Trust and Quaker Funds, Inc. is electronically filed herewith as Exhibit No. EX-99.p.1.

            2. Amended Code of Ethics for Citco Mutual Fund Distributors, Inc. is electronically filed herewith as Exhibit No. EX-99.p.2.

            3. Amended Code of Ethics for Geewax Terker Co. is electronically filed herewith as Exhibit No. EX-99.p.3.

            4. Amended Code of Ethics for Aronson+Johnson+Ortiz, LP. - Incorporated herein by reference to Post-Effective Amendment Nos. 31/29 to Trust's Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260) as filed electronically with the SEC on February 13, 2004.

            5. Code of Ethics for Knott Capital Management - Incorporated herein by reference to Post-Effective Amendment Nos. 24/22 to Trust's Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260) as filed electronically with the SEC on January 9, 2002.

            6. Amended Code of Ethics for Schneider Capital Management is electronically filed herewith as Exhibit No. EX-99.p.6.

            7. Code of Ethics for Sectoral Asset Management, Inc. - Incorporated herein by reference to Post-Effective Amendment Nos. 26/24 to Trust's Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260) as filed electronically with the SEC on May 21, 2002.

            8. Code of Ethics for Andres Capital Management - Incorporated herein by reference to Post-Effective Amendment Nos. 28/26 to Trust's Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260) as filed electronically with the SEC on September 11, 2003.

            9. Code of Ethics for DG Capital Management - Incorporated herein by reference to Post-Effective Amendment Nos. 31/29 to Trust's Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260) as filed electronically with the SEC on February 13, 2004.

            10. Amended Code of Ethics for TrendStar Advisors, LLC is electronically filed herewith as Exhibit No. EX-99.p.10.

      (q) OTHER: Trustees Power of Attorney - Incorporated herein by reference to Post-Effective Amendment Nos. 31/29 to Trust's Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260) as filed electronically with the SEC on February 13, 2004.

      ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            No person is controlled by or under common control with Registrant.

      ITEM 24. INDEMNIFICATION

            Reference is hereby made to the following sections of the following documents filed or included by reference as exhibits hereto: Article VII, Sections 5.4 of the Registrant's Declaration of Trust, Article XIV Section 8(b) of the Registrant's Investment Advisory Agreements,
            Section 8(b) of the Registrant's Administration Agreement, and Section (6) of the Registrant's Distribution Agreements. The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

      ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISORS

            See the Prospectus, generally and the Statement of Additional Information section entitled "Trustees and Officers" for the activities and affiliations of the officers and directors of the Investment Advisor and Sub-Investment Advisors to the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Advisor or Sub-Investment Advisors is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Each Sub-Investment Advisor currently serves as investment advisor to numerous institutional and individual clients.

      ITEM 26. PRINCIPAL UNDERWRITER

      (a) Citco Mutual Fund Distributors, Inc. ("CMFD") is underwriter and distributor for Registrant. As such, CMFD offers shares of the Funds only upon orders received therefor. The Trust continuously offers shares. CMFD also serves as underwriter or distributor for the following investment companies which are not affiliated with
            Registrant: CRA Funds Advisors (CRA Fund), HomeState Group (Emerald Funds), IPS Funds (IPS Funds), Henssler Funds Inc. (Henssler Funds), Memorial Funds (Memorial Funds), NOAH Investment Group (NOAH Funds), Penn Street Fund, Inc. (Penn Street Funds)

      (b)   Information relating to each director, officer or partner of CMFD

     ----------------------------------- ------------------------------------------ --------------------------------------
     Name & Principal Business Address    Positions and Offices with Underwriter    Positions and Offices with Registrant
     ----------------------------------- ------------------------------------------ --------------------------------------
                                         Shareholder, Director, Co-Chairman of      Trustee, Chief Executive Officer,
     Jeffry H. King, Sr.                 the Board, Secretary                       Treasurer
     ----------------------------------- ------------------------------------------ --------------------------------------
     John A. Lukan                       President and Chief Executive Officer      None
     ----------------------------------- ------------------------------------------ --------------------------------------
     William Keunen                      Director                                   None
     ----------------------------------- ------------------------------------------ --------------------------------------
     Jay Peller                          Director                                   None
     ----------------------------------- ------------------------------------------ --------------------------------------

      (c)   Not applicable

      ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

            All account books and records not normally held by Wachovia Bank NA, the Custodian to the Registrant, are held by the Registrant, in the offices of Citco Mutual Fund Services, Inc., Fund Accountant, Administrator, and Transfer Agent to the Registrant, or by the Investment Advisor to the Registrant Quaker Funds, Inc. The address of Citco Mutual Fund Services, Inc. is 83 General Warren Blvd. Suite 200, Malvern, PA 19355. The address of Wachovia Bank, NA is Two First Union Center, Charlotte, North Carolina 28288-1151. The address of Quaker Funds, Inc. is 1288 Valley Forge Road, Suite 71, P.O. Box 987, Valley Forge, PA 19428.

      ITEM 28. MANAGEMENT SERVICES.

            The substantive provisions of the Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement, as amended, between the Registrant and Citco Mutual Fund Services, Inc. are discussed in the Trust's Statement of Additional Information.

      ITEM 29. UNDERTAKINGS.

            The Registrant hereby undertakes to comply with Section 16(c) of the Investment Company Act of 1940. Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the latest annual report of each series of Registrant to shareholders upon request and without charge.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to any provision or arrangement whereby the Registrant indemnifies such persons, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused Post-Effective Amendment No. 32/30 to this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Valley Forge, State of Pennsylvania on the 28th day of October, 2004.


                  QUAKER INVESTMENT TRUST

                  /S/ DAVID K. DOWNES
                  -------------------
                  By: David K. Downes
                  Trustee & Chairman


Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


                  *                                             October 28, 2004
--------------------------------------------
     EVERETT T. KEECH, TRUSTEE


                  *                                             October 28, 2004
--------------------------------------------
     LAURIE KEYES, TRUSTEE AND SECRETARY


     /S/JEFFREY KING                                            October 28, 2004
--------------------------------------------
     JEFFRY KING, TRUSTEE, CHIEF EXECUTIVE OFFICER,
     AND TREASURER


                  *                                             October 28, 2004
--------------------------------------------
     LOUIS P. PEKTOR III, TRUSTEE


                  *                                             October 28, 2004
--------------------------------------------
     MARK S. SINGEL, TRUSTEE


                  *                                             October 28, 2004
--------------------------------------------
     ADRIAN A. BASORA, TRUSTEE


                  *                                             October 28, 2004
--------------------------------------------
     JAMES R. BRINTON, TRUSTEE


                  *                                             October 28, 2004
--------------------------------------------
     G. MICHAEL MARA, TRUSTEE


     /S/KEVIN J. MAILEY                                         October 28, 2004
--------------------------------------------
     KEVIN J. MAILEY, TRUSTEE AND PRESIDENT


                  *                                             October 28, 2004
--------------------------------------------
     WARREN WEST, TRUSTEE


/S/DAVID K. DOWNES                                              October 28, 2004
--------------------------------------------
DAVID K. DOWNES, TRUSTEE AND CHAIRMAN


* By /s/ Kevin J. Mailey
--------------------------------------------
     Kevin J. Mailey
     Authorized Agent

 EXHIBIT INDEX

     EX-99.e               Distribution Agreement.

     EX-99.h.1             Mutual Fund Services Agreement.

     EX-99.i               Opinion and Consent of Stradley Ronon Stevens &
                             Young, LLP.

     EX-99.j               Consent of Briggs, Bunting & Dougherty.

     EX-99.n               Amended 18f-3 Plan.

     EX-99.p.1             Code of Ethics for Trust and Quaker Funds, Inc.

     EX-99.p.2             Code of Ethics for Distributor, Citco Mutual
                             Fund Distributors.

     EX-99.p.3             Code of Ethics for Geewax Terker & Company.

     EX-99.p.6             Code of Ethics for Schneider Capital Management.

     EX-99.p.10            Code of Ethics for TrendStar Advisors, LLC.